UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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LOWE’S COMPANIES, INC.

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2025

Notice of Annual Meeting of Shareholders & Proxy Statement

Dear Fellow Shareholders:

In 2024, we delivered solid operating performance despite a challenging macroeconomic backdrop while making significant strides toward enhancing the customer and associate experience. We remained focused on driving productivity and delivered an operating margin of 12.5% and adjusted operating margin* of 12.3%. Consistent with our disciplined capital allocation strategy, we returned $6.5 billion to our shareholders. Below, we highlight several ways the Board and management have been working on your behalf this past year.

Executing on and Evolving Our Total Home Strategy: We launched our Total Home strategy in late 2020. By executing on that strategy over the last four years, we have grown our Pro and online sales despite a prolonged downturn in the home improvement market. At the end of 2024, we updated elements of our strategy to align with the key drivers of home improvement demand and to better position Lowe’s to capture share as the home improvement market recovers. Our refreshed strategy reflects our dedication to solving customers’ total home improvement needs with more value and exceptional service.

Aligning Our Board with Our Strategic Needs: The Board is focused on maintaining a balance of director perspectives, skills and backgrounds to provide effective oversight of Lowe’s strategic objectives. In 2024, we added two new independent directors, Navdeep Gupta and Lawrence Simkins, who bring expertise in important areas such as operations and supply chain management, retail finance, accounting and digital, reflecting the Board’s thoughtful approach to align refreshment efforts with the evolution of our strategy.

Investing in Our People: We remain committed to investing in our associates. We’re striving to become the employer of choice in the retail industry by providing good jobs, a sense of belonging and promising futures. Since 2018, we’ve invested more than $4 billion in incremental wages and share-based compensation for our frontline associates. In fiscal 2024, we announced a starting wage of at least $15 an hour. We also continue to prioritize associate development, with over 85% of our store leadership roles filled internally in the last year.

Progressing on Corporate Responsibility: Our Board and its Sustainability Committee continue to play an active role in overseeing our corporate responsibility efforts, which are an important contributor to our long-term shareholder value creation strategy. In our latest Corporate Responsibility Report, we highlighted the traction we are gaining toward our goals, including progress on scope 1, 2 and 3 emissions reductions.

Engaging with Our Shareholders: We continued our robust shareholder engagement program, which helps inform our human capital, sustainability and governance programs, as well as related disclosures. Our efforts this winter included outreach to 30 investors representing approximately 45% of shares outstanding and meetings with 22 investors, representing approximately 37% of shares outstanding, in line with prior years.

Thank you for your continued investment in Lowe’s. We look forward to keeping you apprised of our progress and hearing your feedback throughout the coming year. We encourage you to review this year’s Proxy Statement in detail and vote your shares at our Annual Meeting on Friday, May 30, 2025.

Sincerely,

Marvin R. Ellison Chairman, President and Chief Executive Officer	Richard W. Dreiling Lead Independent Director

* Adjusted operating margin is a non-GAAP financial measure. Refer to Appendix A for a reconciliation of non-GAAP financial measures.

LOWE’S COMPANIES, INC.

1000 Lowes Boulevard

Mooresville, North Carolina 28117

(704) 758-1000

2025 Notice of Annual Meeting of Shareholders

April 17, 2025

The 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Lowe’s Companies, Inc. (the “Company”) will be held online via audio webcast at 10:00 a.m., Eastern Time, on Friday, May 30, 2025 at www.virtualshareholdermeeting.com/LOW2025 for the purpose of voting on the following matters:

1.	To elect the 12 candidates nominated by the Board of Directors and named in the Proxy Statement for election as directors;

2.	To approve, on an advisory basis, the Company’s named executive officer compensation in fiscal 2024;

3.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2025; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors unanimously recommends a vote “FOR” each of the director nominees in proposal 1 and a vote “FOR” proposals 2 and 3. The persons named as proxies will use their discretion to vote on other matters that may properly arise at the Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record as of the close of business on March 24, 2025, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

We are holding the Annual Meeting in an online-only format. You will not be able to attend the Annual Meeting in person. To attend the Annual Meeting, vote and submit your questions during the Annual Meeting, you will need to visit the Annual Meeting website noted above and enter your 16-digit control number found on your proxy card, voting instruction form, Notice of Internet Availability of Proxy Materials or legal proxy, as applicable. Shareholders of record may follow these same instructions during the Annual Meeting to view the list of shareholders of record entitled to notice of the meeting. Prior to the Annual Meeting, you will be able to vote at www.proxyvote.com using your 16-digit control number or by the other methods described in the Proxy Statement. For more information on attending the online-only meeting, please see pages 67 to 68 of the Proxy Statement.

Your vote is important. Whether or not you plan to attend the Annual Meeting, you are encouraged to review the proxy materials and vote as soon as possible to ensure that your shares are represented at the meeting.

Sincerely,

Juliette W. Pryor

Executive Vice President, Chief Legal Officer and Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to Be Held on May 30, 2025:

The 2025 Notice of Annual Meeting of Shareholders & Proxy Statement and

2024 Annual Report to Shareholders are available at www.proxyvote.com.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This document includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believe,” “expect,” “anticipate,” “plan,” “project,” “estimate,” “intend,” “will,” “should,” “could,” “would,” “may,” “strategy,” “goal,” “target,” “potential,” “opportunity,” “outlook,” “guidance,” “scenario” and similar expressions are forward-looking statements. Forward-looking statements involve, among other things, expectations, projections and assumptions about future priorities, shareholder value, Lowe’s strategic initiatives and our environmental, social and other sustainability plans and goals. Such statements involve risks and uncertainties, and we can give no assurance that they will prove to be correct or that any plan, initiative, projection, goal, target, commitment or expectation can or will be achieved. Actual results and outcomes may differ materially from those expressed or implied in such statements. Investors should carefully consider the risk and uncertainties described in “Item 1A – Risk Factors” in our most recent Annual Report on Form 10-K and as may be updated from time to time in our quarterly reports on Form 10-Q or other subsequent filings with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements speak only as of the date they are made, and we do not undertake any obligation to update these statements other than as required by law. Inclusion of information in this Proxy Statement is not an indication that the subject or information is material to our business or operating results. Standards of measurement and performance made in reference to our environmental, social and other sustainability plans and goals may be based on evolving protocols and assumptions which may change or be refined. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

PROXY SUMMARY

We seek to generate long-term sustainable shareholder value by driving operational excellence throughout the enterprise, consistently generating high levels of cash flow and optimizing our capital deployment. We have demonstrated a strong commitment to returning capital to our shareholders and continued dividend growth since 1961.

$47.5 Billion	32.0%
CASH FLOWS FROM OPERATIONS IN THE LAST FIVE YEARS	2024 RETURN ON INVESTED CAPITAL*

4.6%	$11.2 Billion	$42.3 Billion
2024 PER SHARE INCREASE IN ANNUAL DIVIDEND	DIVIDENDS PAID IN THE LAST FIVE YEARS	SHARES REPURCHASED IN THE LAST FIVE YEARS

This summary highlights certain information for your review in connection with the Annual Meeting. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. References to “Lowe’s,” the “Company,” “we,” “us,” “our” and similar terms refer to Lowe’s Companies, Inc.

FISCAL 2024 FINANCIAL HIGHLIGHTS

* Return on Invested Capital (“ROIC”) is calculated using a non-GAAP financial measure, and adjusted diluted earnings per common share (“EPS”) is a non-GAAP financial measure. Refer to Appendix A for the calculation of ROIC and a reconciliation of non-GAAP measures.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	i

OUR TOTAL HOME STRATEGY

In 2020, we unveiled our Total Home strategy to grow our market share by providing a one-stop solution for every project across the home for both do-it-yourself (“DIY”) and professional (“Pro”) customers. In fiscal 2024, we continued to execute on our Total Home strategy by remaining focused on serving the Pro customer, accelerating our online business, expanding installation services, improving localization efforts and elevating our product assortment. Through the execution of our strategy over the last four years, we have grown our Pro and online sales despite a prolonged downturn in the home improvement market.

At our Analyst and Investor Conference in December 2024, we updated our Total Home strategy, aligned with the key drivers of home improvement demand, to better position the Company to take market share when the home improvement market recovers. Our Total Home strategy is designed to help our customers solve their total home improvement needs with more value and exceptional service. Looking ahead, in addition to continuing our focus on growing Pro customer and online sales, we will focus on (i) expanding home services to create a high-value installation solution for both smaller refreshes and more complex projects, (ii) creating a robust loyalty ecosystem for both our DIY and Pro customers and (iii) increasing space productivity by optimizing assortments. We are confident that we are making the right investments in the business to grow market share, generate long-term growth and continue to create sustainable shareholder value.

OVERVIEW OF OUR EXECUTIVE COMPENSATION PROGRAM

Our Executive Compensation Program is Linked to Our Strategy

Our executive compensation program is designed to drive long-term shareholder value by aligning executive pay with our strategy and shareholder interests and attracting and retaining talented executives. We have a long-standing commitment to pay for performance and provide a significant portion of compensation opportunities through variable pay arrangements.

ii	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Our executive compensation program is designed to reward executives for growth in the Company’s sales and earnings, the creation of long-term shareholder value and the effective execution of our business strategies and operating priorities. The primary objectives of our executive compensation program are to:

•	Attract and retain executives who have the requisite leadership skills to support the Company’s culture and strategic growth priorities;

•	Maximize long-term shareholder value through alignment of executive and shareholder interests;

•	Align executive compensation with the Company’s business strategies, which are focused on driving operational excellence and better serving our customers; and

•

Provide target total compensation that is competitive to market, with an opportunity to earn above target pay when the Company delivers results that exceed performance targets, and below target pay when the Company falls short of performance targets.

Key Elements of Our 2024 Executive Compensation Program

Our compensation mix is heavily performance-based with 73% of the CEO’s and 68% of the other named executive officers’ (“NEOs”) average annualized target compensation at-risk and contingent upon the achievement of performance objectives or relative and absolute share price performance. Additionally, 77% of the CEO’s and 71% of the other NEOs’ average compensation is in the form of long-term incentives.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	iii

Compensation Best Practices

Pay for Performance	Compensation Policies	What We Don't Do
✔ Target the majority of NEO compensation to be performance-based, at-risk and long-term oriented ✔ Operating income and sales metrics are equally weighted in annual incentive plan to promote profitable growth ✔ Pro sales growth and inventory turnover metrics in annual incentive plan represent key operational priorities for the business ✔ Relative total shareholder return modifier included in performance share unit payouts to reinforce the importance of aligning pay with shareholder outcomes ✔ ROIC metric is aligned with creating long-term value for shareholders	✔ Robust stock ownership guidelines for senior officers and non-employee directors ✔ Robust clawback policies applicable to cash and equity incentive-based compensation of senior executives if there is a financial restatement or if senior executives engage in misconduct ✔ Prohibition on hedging and pledging of Company common stock by our executives and directors ✔ Annual assessment of peer group composition, compensation-related risks and design of incentive plans	✘ Provide single-trigger severance payments or vesting or tax gross-ups following change-in-control ✘ Provide an evergreen provision in our long-term incentive plan ✘ Provide employment agreements to executives ✘ Reprice or exchange underwater stock options without shareholder approval ✘ Provide excessive perquisites

iv	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

CORPORATE RESPONSIBILITY

Corporate responsibility is a cornerstone of our Company and a key focus of management and the Board of Directors (the “Board”). We are committed to our people, communities and planet. The Sustainability Committee of the Board oversees Lowe’s environmental and social strategies, and our Sustainability Steering Committee, which is composed of executives and subject matter experts from across the Company, leads the Company’s efforts to integrate corporate responsibility into our business. Our sustainability strategy focuses on goals and commitments across three pillars – Our People & Our Communities, Product Sustainability and Operational Excellence.

Our People & Our Communities

Human Capital

The full Board oversees workforce management and regularly engages with our Chairman, President and Chief Executive Officer, our Executive Vice President, Human Resources and senior leadership on a broad range of related topics. The full Board reviews talent management topics as standing agenda items.

Lowe’s strives to be the employer of choice in retail. At Lowe’s, we are committed to creating valuable career opportunities for our associates, supporting them and the communities where they live and cultivating a culture that invites and encourages diverse opinions and ideas. We would like our associates to see Lowe’s as a “Home to Possibility” with good jobs, a sense of belonging and a promising future. We have a proactive associate listening strategy, most notably through our annual Building Engagement and Success Together (“BEST”) engagement survey. In fiscal 2024, more than 90% of our associates participated in our survey, and our people leaders use the feedback to improve our associate experience.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	v

Creating Good Jobs

We have a strong track record of investing in our workforce by offering locally competitive salaries and wages. Since 2018, we have invested over $4 billion in incremental wages and share-based compensation for our frontline associates, which included creating many new roles for our associates to grow into as they advance along their career path. In 2024, we awarded approximately $300 million in discretionary and profit-sharing bonuses to our frontline associates. We offer an array of health, welfare and financial benefits to our full-time and part-time associates, including health care and insurance benefits, retirement plans, an employee stock purchase plan, paid time off and leave programs, among others.

We have implemented workforce management tools that enable us to offer various scheduling options to our full-time associates to foster an improved experience in balancing their work and life responsibilities. This includes such options for a shortened workweek, consistent shifts or consecutive days off.

Our focus on the associate experience begins at initial application. The implementation of improved technology in the hiring process has simplified the experience for those looking to join Lowe’s and helped to drive the experience overall. We have Spanish language capabilities to promote bilingual hiring by guiding Spanish-speaking candidates through the full application process.

Providing a safe environment for both working and shopping is one of our highest priorities at Lowe’s. We strive to maintain a culture of safety, which begins with our leaders modeling the behaviors we want our associates to adopt. We embed safety into associate onboarding, developmental e-learning and on-the-job training.

Sense of Belonging

We believe that by building inclusive teams with a range of perspectives, backgrounds and experiences, and equal opportunity for all, we drive better ideas, positive business results and improve service through a deeper connection with the communities we serve. Earlier this year, we evolved our inclusion initiatives, combining our eight Business Resource Groups into one umbrella associate engagement organization. By shifting to one, unified program, Lowe’s is able to foster networking and development for all associates across all areas of the business. Additionally, we eliminated our sponsorship of outside festivals, parades and fairs to focus on our four community pillars: safe and affordable housing, community improvements, skilled trades education, and disaster response. Finally, we are evaluating our participation in external surveys, factoring in the goals of each survey and whether we will gain any actionable insights as a result of our participation. These changes were made with the goal of creating a more respectful and inclusive workplace for all of our associates.

Promising Future

We are committed to securing top talent and providing ongoing training and other developmental opportunities to facilitate meaningful careers at Lowe’s. We offer a variety of role-specific leadership and development programs that build and reinforce functional-technical/professional skills, business acumen and leadership skills to prepare high-performing leaders for their next role. Our focus on leadership development enables us to grow talent internally and has resulted in more than 85% of store leadership positions being filled internally in the last year.

Our Lowe’s University offerings include the district manager and store manager immersive week-long leadership experience programs, delivered from the Lowe’s University training center; the virtually-delivered store department supervisor fundamentals series; the virtually-delivered field supply chain leadership director, manager and supervisor experience programs; and the certification programs for store and technology associates that further develop their skills and knowledge base. In addition, our in-person Lowe’s University offerings include an assistant store manager leadership training to further develop our store leaders.

Additionally, through Lowe’s Track to the Trades program, we offer all Lowe’s associates the opportunity to enroll in programs to complete apprentice certifications in electrical, plumbing, HVAC, appliance repair or multi-family maintenance. The program also connects associates with Pros to help them start a career in their area of interest. The Track to the Trades program demonstrates Lowe’s commitment to our industry and the communities we serve. This program, combined with our tuition-free education program, are further examples of how we are investing in the development of our associates.

vi	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Our Communities

We understand the important role Lowe’s plays in supporting our communities through our philanthropic efforts. With our community engagement initiatives and continued partnerships with nonprofits across the nation, we are revitalizing neighborhoods, improving community spaces, responding when natural disasters strike and preparing the next generation of skilled tradespeople. We carry out these initiatives with a special focus on veterans, the active military community and first responders. Additionally, since awarding its first Gable Grants in 2023, the Lowe’s Foundation has invested over $25 million to help expand skilled trades career pathways through a growing network of community colleges and nonprofits in rural and urban communities across the country. From funding new skilled trade facilities and instructors to accreditation programs, these grants support carpentry and construction, HVAC, electrical, plumbing and appliance repair training.

Product Sustainability

Lowe’s strives to put the customer first by providing high-quality items that help our customers live more sustainably. We begin by selecting suppliers and offering products that support human and environmental health. We are also expanding our pursuit of innovative, more efficient eco-products and educating customers on how to reduce their footprint at home.

We focus our product sustainability efforts on supplier social and environmental practices, responsible sourcing of natural resources and improvements to the environmental performance of our products. These include promoting compliance with our Vendor Code of Conduct, Human Rights Policy and Conflict Minerals Compliance Programs, pursuing our commitment to responsible wood sourcing, seeking to maintain products that are safe and compliant with applicable industry standards and state and federal regulations and increasing our offering of independently-certified products that have validated environmental claims.

We have a wood sourcing policy with principles that we expect our vendors to follow, including no illegal logging; no deforestation; no sourcing of endangered species; the protection and preservation of biodiversity; and undergoing and securing Free, Prior and Informed Consent, as defined by the United Nations, wherever applicable. We have enhanced our wood sourcing policy to include a more robust risk-based approach, including new wood sourcing risk levels by country, improved monitoring practices and a new forestry grievance process.

Operational Excellence

We are focused on strengthening our business resilience and improving operational efficiency to reduce our impact on the environment. Our Board’s Sustainability Committee monitors and oversees progress toward our climate-related goals and targets, our Sustainability Steering Committee leads management’s efforts to integrate corporate responsibility into our business, and our retail facilities and sustainability teams manage and track our operational energy use.

In December 2022, we established a goal to reach net-zero emissions across the Company’s scope 1, 2 and 3 greenhouse gas emissions (“GHG”) by 2050. Last year, after reviewing our recent progress, we increased our original 2030 interim emissions reduction targets from our 2021 emissions baseline for scope 1 and 2 from 40% to 42% and scope 3 from 22.5% to 25%. We report on our progress annually in our Corporate Responsibility Report, to CDP and via lowes.com/net-zero.

To reach these targets, we will focus on increasing operational efficiency and working to reduce emissions across our full value chain. We are making further investments in energy efficiency and renewable energy within our operations, while exploring emerging technologies to reduce emissions associated with our vehicle fleet and facilities. We are also focused on partnering with suppliers to decrease scope 3 emissions. We encourage suppliers to report their emissions to CDP, giving suppliers more insight into how they generate emissions, which is the first step toward helping them reduce upstream emissions. This collaboration can help suppliers increase their operational efficiency and reduce their emissions through the use of renewable energy and low-carbon innovations. When our suppliers mitigate their impacts on the climate, Lowe’s own scope 3 emissions can be reduced.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	vii

Lowe’s participates in the CDP’s climate change, forests and water security questionnaires to benchmark and quantify our environmental practices and provide transparency on our progress. Additionally, our annual Corporate Responsibility Report references the Sustainable Accounting Standards Board, the Global Reporting Initiative, and the U.N. Sustainable Development Goals, and we publish our Task Force on Climate-related Financial Disclosures (“TCFD”) Report to assess our climate-related risks and opportunities and better understand the potential impacts on our value chain.

More information about Lowe’s corporate responsibility efforts is available on our website at responsibility.lowes.com. Our corporate responsibility goals are aspirational and may change, and statements regarding our goals are not guarantees or promises that they will be met.

SHAREHOLDER ENGAGEMENT

Lowe’s recognizes the value of engaging with our shareholders and understanding their views. This past year, members of Lowe’s management and the Board’s Lead Independent Director continued our long-standing practice of shareholder engagement, reinforcing our history of strong, long-term relationships with our shareholders. In December 2024, we continued our biennial tradition of holding an Analyst and Investor Conference and invited institutional shareholders to attend presentations by the Lowe’s executive team on key growth initiatives and near- and long-term financial targets. We conduct shareholder outreach throughout the year so we can understand and consider the issues of importance to our shareholders and are able to address them appropriately.

Key Items Discussed with Shareholders in 2024 and 2025

Business Performance and Strategic Direction	Workforce Management Efforts

Inclusion Programs and Initiatives	Associate Safety

GHG Emissions and Net-Zero Goal	Environmental Sustainability and Nature-Related Impacts

Board Oversight of Artificial Intelligence	Board Refreshment and Director Skills

Board Leadership Structure	Executive Compensation Metrics and Goals

Since the beginning of fiscal 2024, we have met with shareholders representing over 75% of our institutionally-held shares in a number of forums, including as part of our regular investor relations outreach efforts and governance and sustainability focused dialogues. We report the feedback from our shareholders on a regular cadence to the Board’s Nominating and Governance Committee and other relevant committees as appropriate, who also provide updates to the full Board. The Board and the management teams have used this shareholder feedback to inform numerous changes to enhance our compensation, governance, human capital and sustainability efforts over the past several years, including:

•	Releasing our gender and racial pay gap analyses and consolidated EEO-1 report data annually;

•	Setting a net-zero goal for scope 1, 2 and 3 emissions by 2050, and disclosing scope 3 emissions from use of sold products by product category;

•	Releasing an annual TCFD Report;

•	Conducting a double materiality assessment in 2024 to define and prioritize key sustainability topics from an impact and financial perspective;

•	Enhancing our wood sourcing policy to include a more robust risk-based approach, including new wood sourcing risk levels by country, improved monitoring practices and a new forestry grievance process;

•	Disclosing director racial and ethnic identity on an individualized basis;

viii	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

•	Performing an internal risk assessment relating to worker misclassification by certain Company vendors and reporting such findings to our Audit Committee; and

•	Committing to provide enhanced disclosure on lobbying practices and expenditures.

The following diagram provides an overview of Lowe’s shareholder engagement cycle:

CONTACT
Reaching out to shareholders and having year-round conversations
LISTEN
Obtaining feedback from shareholders, discussing and evaluating internally
RESPOND
Adopting and revising policies as appropriate

This past winter, we conducted a round of investor engagement focused primarily on governance, sustainability and human capital topics. As part of this engagement effort, we contacted 30 investors, representing approximately 45% of our outstanding shares at the time of outreach and met with 22 investors, representing approximately 37% of our outstanding shares, and one proxy advisory firm. Our Lead Independent Director met with shareholders representing approximately 29% of our outstanding shares. Overall, we received generally positive feedback on our current governance, compensation and sustainability practices.

Winter 2024 - 2025 Investor Engagement*

Shareholders Contacted

30

investors, representing

~45%

outstanding shares

Shareholders Engaged

22

investors, representing

~37%

outstanding shares

* Percentages of outstanding shares are as of the time of outreach.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	ix

CORPORATE GOVERNANCE BEST PRACTICES

Sound and Effective Board Practices

Active Board oversight of Lowe’s strategy, business initiatives, industry positioning, workforce management, culture and environmental and social topics

Active Board oversight of risk management, including cybersecurity, data protection, privacy and artificial intelligence

Active Board engagement in succession planning of executive officers

Annual Board, committee, individual director and CEO evaluations

Robust shareholder engagement program, including participation of Lead Independent Director

Diverse, Engaged Board with Demonstrated Commitment to Refreshment and Independence

11 out of 12 director nominees (92%) are independent

Eight out of 12 director nominees (67%) are diverse with six (50%) people of color and four (33%) women

Annual review of Board leadership structure

Lead Independent Director with robust and well-defined responsibilities

Audit, Compensation, Nominating and Governance, Sustainability and Technology Committees are composed solely of independent directors

Executive sessions of independent directors led by the Lead Independent Director at each Board meeting

Director mandatory retirement age of 75 years old

Proactive Board and committee refreshment with focus on optimal mix of skills and experience

Commitment to Shareholder Rights

Shareholder ability to call special meetings

Market standard shareholder right of proxy access

Directors elected annually to serve one-year terms

Majority voting standard with director resignation policy in uncontested director elections

No shareholder rights plan

Robust year-round shareholder engagement process

2025 PROPOSALS	Board Recommends	See Page
Proposal 1: Election of Directors		1
Proposal 2: Advisory Vote to Approve the Company’s Named Executive Officer Compensation in Fiscal 2024		64
Proposal 3: Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2025		65

x	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Proposal 1: Election of Directors

Proxy Statement

The Board of Directors of Lowe’s Companies, Inc. is providing these materials to you in connection with the 2025 Annual Meeting of Shareholders. The Annual Meeting will be held online via audio webcast at 10:00 a.m., Eastern Time, on Friday, May 30, 2025 at www.virtualshareholdermeeting.com/LOW2025. This Proxy Statement and related materials were first made available starting April 17, 2025.

Proposal 1: Election of Directors

We are asking our shareholders to vote on the election of the 12 candidates nominated by the Board of Directors for election as directors.

The Board has nominated the 12 candidates named in this proposal for election as directors at the Annual Meeting. If elected, each nominee will serve until his or her term expires at the 2026 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified. Each nominee has agreed to be named in this Proxy Statement and to serve if elected.

All of the nominees are currently serving as directors and were elected to the Board at the 2024 Annual Meeting of Shareholders. In accordance with the Board’s mandatory retirement policy, David H. Batchelder will retire after seven years of service on the Board and is not a nominee for re-election at the 2025 Annual Meeting of Shareholders. Therefore, the Board has set the size of the Board at 12 effective as of the date of the 2025 Annual Meeting of Shareholders.

The Nominating and Governance Committee identifies, considers and recommends to the Board director nominees who have expertise that would complement and enhance the current Board’s skills and experience. It also reviews the existing time commitments of director nominees to confirm that they do not have any obligations that would conflict with the time commitments of serving as a director of the Company. The Nominating and Governance Committee also looks to recruit candidates with varying perspectives, professional experience and skills. The Nominating and Governance Committee considers candidates for nomination to the Board from a number of sources, including third-party search firms and business and organizational contacts of the directors and management, so that the Committee can select the nominees who best support Lowe’s present and future business needs.

The Board has remained mindful of refreshing its membership, with five new independent director nominees in the last six years. At the same time, the Company also believes that it benefits from having several longer tenured directors on the Board, including our Lead Independent Director, who are familiar with the Company’s business and can help facilitate the transfer of institutional knowledge. We believe the average tenure for our independent director nominees of 6.9 years reflects the appropriate balance the Board seeks between different perspectives brought by longer-serving and new directors.

Although the Company knows of no reason why any of the nominees would not be able to serve, if any nominee is unavailable for election, the proxy holders intend to vote your shares for any substitute nominee proposed by the Board. At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the 12 nominees named in this Proxy Statement.

The Board of Directors unanimously recommends a vote “FOR” the election of each of the 12 nominees named in this proposal.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	1

Proposal 1: Election of Directors

IDENTIFYING AND EVALUATING DIRECTOR NOMINEES

IDENTIFYING AND EVALUATING DIRECTOR NOMINEES

Board Nomination Process

The Nominating and Governance Committee annually reviews each director’s continuation on the Board prior to his or her re-nomination to serve on the Board. The Nominating and Governance Committee evaluates whether or not the director, based upon his or her skills, background, expertise, commitments, availability and contributions to the Board, continues to support Lowe’s present and future business needs. After the evaluation of a director, the Chair of the Nominating and Governance Committee and the Chairman of the Board inform each director under consideration of the Committee’s decision.

Additionally, with the assistance of an independent search firm, the Nominating and Governance Committee conducts targeted searches to identify and evaluate well-qualified candidates who may have particular or complementary skills or backgrounds needed for the Company to execute its strategic vision. When an independent search firm is used, the Nominating and Governance Committee retains the search firm, directs and oversees its work and approves payment of its fees.

The Nominating and Governance Committee will consider nominees recommended by shareholders, and its process for doing so is no different than its process for screening and evaluating candidates suggested by directors, management of the Company or third parties. See “Shareholder Proposals for the 2026 Annual Meeting” elsewhere in this Proxy Statement for the timeframe for shareholders to provide notice of any nominations of persons for election to the Board.

Board Composition, Refreshment and Onboarding

The Board regularly seeks input from each of its directors with respect to the current composition of the Board in light of changes in our current and future business strategies, as well as our operating environment, as a means to identify any backgrounds or skill sets that may be helpful in maintaining or improving alignment between our Board composition and our business. In addition, we seek feedback from our shareholders regarding the backgrounds and skill sets that they would like to see represented on our Board. The Nominating and Governance Committee considers this feedback in its director search and nomination process.

In order to promote thoughtful Board refreshment and to provide additional opportunities to maintain a balanced mix of perspectives, experience and skills, the Board has adopted a mandatory retirement policy for non-employee directors as set forth in our Corporate Governance Guidelines. No director who is or would be the age of 75 or older at the expiration of his or her current term may be nominated to a new term. The policy does not provide for, and the Board has not granted, any exemptions or waivers.

The Board prioritizes robust director orientation and onboarding programs to help new directors become rapidly integrated into boardroom discussions and maximize their contributions. This includes orientation programs, sessions or materials for newly elected directors of the Company for their benefit either prior to or within a reasonable period of time after their

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nomination or election as a director. New directors must participate in the orientation programs after they are elected.

The Board also encourages directors to periodically pursue continuing education programs, sessions or other materials addressing the responsibilities of directors of publicly-traded companies.

Board Commitments

The Board understands the significant time commitment involved with serving on the Board and its committees, and it takes steps to affirm that all director nominees will commit the time and attention expected to fulfill their duties and serve as an effective member of the Board. Our Nominating and Governance Committee and Board only nominate candidates who they believe are capable of devoting the necessary time to successfully meet their duties, taking into account principal occupations, memberships on other boards and other responsibilities. Our Corporate Governance Guidelines state that no director shall serve on more than four public company boards, inclusive of the Company’s Board. Subject to any exception approved by the Nominating and Governance Committee, independent directors who serve as an executive officer of another public company may only serve on the board of directors of that company in addition to service on the Company’s Board. Management directors may not serve on more than two public company boards, inclusive of the Company’s Board. Our Board believes that these guidelines are appropriate for Lowe’s in light of feedback received from our directors on reasonable time commitments required for board service, as well as discussions with our investors regarding their expectations on this topic.

The Nominating and Governance Committee assesses directors’ time commitment to the Board throughout the year and annually reviews outside director time commitments, including any leadership positions on another public company’s board of directors, to evaluate and confirm that all director nominees have demonstrated that they have committed and expect to commit appropriate time to serve effectively on the Board and its committees. Under our Corporate Governance Guidelines, directors must advise our Chairman of the Board and the Lead Independent Director prior to joining the board of another public company or accepting any assignment to serve on the audit or compensation committee of the board of directors of any public company of which such director is a member, or as non-executive chair, lead independent director or committee chair on any such board of directors. In addition, directors are expected to offer to resign from the Board as a result of a substantial change to their principal occupation, subject to further consideration by the Nominating and Governance Committee.

This year, the Nominating and Governance Committee determined that all of the director nominees demonstrated that they have committed and will continue to commit the appropriate time to fulfill their duties and effectively serve on our Board and its committees. Additionally, based upon their current board commitments, all director nominees are expected to be in compliance with our Corporate Governances Guidelines regarding director commitments as of our 2025 Annual Meeting. This assessment included a review of the following directors.

•  Raul Alvarez serves as the Chair of our Compensation Committee while also serving as the lead independent director and chair of the compensation committee of Traeger, Inc., the independent chairman of First Watch Restaurant Group, Inc. and a director and chair of the talent and compensation committee at Eli Lilly and Company. Based upon Mr. Alvarez’s attendance, tenure, skills and qualifications and contributions as a member of the Board and as the Chair of the Compensation Committee, the Committee has determined that it is in the best interests of shareholders that Mr. Alvarez be included as a director nominee.

•  Bertram L. Scott serves as the lead director of Becton, Dickinson and Company, a director at Dollar Tree, Inc. and a director and chair of the compensation and talent committee at Equitable Holdings, Inc. Based upon Mr. Scott’s attendance, tenure, skills and qualifications and contributions as a member of the Board, the Committee has determined that it is in the best interests of shareholders that Mr. Scott be included as a director nominee.

In making these determinations, the Committee has taken into account the individual skills and experience of these two directors, their unique contributions to the Board’s oversight of Company strategy, as well as the Company’s own Corporate Governance Guidelines and the stated preferences of our institutional investors. The Committee intends to maintain its annual assessment of director commitments.

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Board Diversity

The Board is committed to having diverse individuals (in the broadest sense of that term, including from different backgrounds and with varying perspectives, professional experience and skills) serving as members of the Board. The Board believes that a membership with a variety of perspectives and experiences is an important feature of a well-functioning board, and the composition of the Board reflects the Board’s commitment. The Nominating and Governance Committee actively considers diversity in the broadest sense when identifying director nominees and considering potential new director candidates, and during its annual assessment of the composition of the Board, so that the Committee can select the nominees who best support Lowe’s present and future business needs.

Board Qualifications and Criteria

Candidates nominated for election or re-election to the Board should possess the following qualifications:

•	High personal and professional ethics, integrity, practical wisdom and mature judgment;

•	Diverse perspectives and experience;

•	Broad training and experience at the policy-making level in business, government, education or technology;

•	Expertise that is useful to the Company and complementary to the background and experience of other Board members;

•	Willingness to devote the required amount of time to carrying out duties and responsibilities of Board membership;

•	Commitment to serve on the Board over a period of several years to develop knowledge about the Company’s principal operations; and

•	Willingness to represent the best interests of all shareholders and objectively appraise management performance.

When determining whether to recommend a director for re-election, the Nominating and Governance Committee also considers the evaluation results of the Board, committees and individual directors and the attendance and overall engagement of the director in Board activities.

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IDENTIFYING AND EVALUATING DIRECTOR NOMINEES

Director Nominees’ Skills, Backgrounds and Expertise

Each of our director nominees has substantial leadership experience as a senior executive or director of a public company, providing them with deep corporate governance expertise and insights, and the human capital management experience needed to oversee our workforce as we strive to become the employer of choice in retail. Key qualifications and attributes of our director nominees relevant to our strategic objectives reflect their perspectives, skills and professional experience, and include:

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Proposal 1: Election of Directors

DIRECTOR NOMINEES

DIRECTOR NOMINEES

RAUL ALVAREZ
Independent Director Since: 2010 Age: 69 Lowe’s Board Committees: • Compensation, Chair • Technology

Career Highlights:

•	2017–present Operating Partner of Advent International Corporation, a global private equity firm

•	2013–2018 Executive Chairman of Skylark Co., Ltd., a leading restaurant operator in Japan

•	2006–2009 President and Chief Operating Officer of McDonald’s Corporation, a leading global foodservice retailer

•	1994–2006 Variety of leadership positions at McDonald’s Corporation, including President of McDonald’s North America and President of McDonald’s USA

•	Prior to 1994 Variety of leadership positions at Wendy’s International Inc. and Burger King Corporation

Current Public Company Directorships:

•	Eli Lilly and Company
•	First Watch Restaurant Group, Inc.
•	Traeger, Inc.

Previous Public Company Boards:

•	Dunkin’ Brands Group, Inc. (2012–2020)

Specific Experience, Qualifications, Attributes and Skills Relevant to Lowe’s

Mr. Alvarez brings to the Lowe’s Board more than 40 years of experience in the retail industry, as well as extensive executive leadership experience in managing some of the world’s best known brands. As a senior executive of the leading global foodservice retailer and other global restaurant businesses, he developed in-depth knowledge of consumer marketing, brand management, supply chain management and strategic planning. Mr. Alvarez also has a strong background in capital investment and financial analysis through his role as an Operating Partner at a global private equity firm. He brings extensive corporate governance experience through his service as a director on other public and private company boards and is an experienced people leader with valuable perspectives on talent development topics. Mr. Alvarez also provides deep institutional knowledge of Lowe’s through his service as a director on the Board since 2010.

SCOTT H. BAXTER
Independent Director Since: 2022 Age: 60 Lowe’s Board Committees: • Compensation • Sustainability • Technology

Career Highlights:

•	August 2021–present President, Chief Executive Officer and Chair of the Board of Kontoor Brands, Inc., a global lifestyle apparel company

•	August 2018–August 2021 President and Chief Executive Officer of Kontoor following announcement by VF Corporation, one of the world’s largest apparel, footwear and accessories companies, of its intention to separate its jeanswear organization into an independent, publicly traded company

•	January 2018–August 2018 Group President, Americas West at VF Corporation

•	2007–2017 Variety of leadership positions at VF Corporation, including Group President, Outdoor & Action Sports, Americas; Vice President, VF Corporation & Group President, Jeanswear, Imagewear and South America; and President of the Licensed Sports Group

•	Prior to 2007 Senior Vice President, Services division at The Home Depot, Inc. and leadership roles at Edward Don & Company, PepsiCo and Nestle

Current Public Company Directorships:

•	Kontoor Brands, Inc.

Previous Public Company Boards:

•	Topgolf Callaway Brands Corp. (2019–2023)

Specific Experience, Qualifications, Attributes and Skills Relevant to Lowe’s

Mr. Baxter brings to the Lowe’s Board extensive executive leadership experience in the retail industry as well as expertise in marketing and brand management and developing digital growth strategies in support of an omnichannel customer experience. He has a strong background in a number of important areas, including operations, sales and strategic planning. Through his leadership positions, including as Chief Executive Officer, at leading global apparel companies, Mr. Baxter brings deep knowledge of large-scale supply chain functions, including sourcing, manufacturing and logistics, and background in overseeing sustainability strategies designed to advance customer loyalty, including responsible sourcing efforts. Mr. Baxter is skilled in human capital matters and brings to the Board valuable insights on talent management and development.

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Proposal 1: Election of Directors

DIRECTOR NOMINEES

SANDRA B. COCHRAN
Independent Director Since: 2016 Age: 66 Lowe’s Board Committees: • Audit, Chair • Sustainability

Career Highlights:

•	November 2023–February 2024 Executive Chair of Cracker Barrel Old Country Store, Inc., a restaurant and retail concept with locations throughout the United States

•	2011–October 2023 President and Chief Executive Officer of Cracker Barrel

•	2010–2011 President and Chief Operating Officer of Cracker Barrel

•	2009–2010 Executive Vice President and Chief Financial Officer of Cracker Barrel

•	2004–2009 Chief Executive Officer of Books-A-Million, Inc., a book retailer in the southeast United States

•	1992–2004 Variety of leadership positions at Books-A-Million, including President, Chief Financial Officer and Vice President of Finance

Current Public Company Directorships:

•	Signet Jewelers Limited

Previous Public Company Boards:

•	Cracker Barrel Old Country Store, Inc. (2011–2024)
•	Dollar General Corporation (2012–2020)

Specific Experience, Qualifications, Attributes and Skills Relevant to Lowe’s

Ms. Cochran brings to Lowe’s Board more than 30 years of retail experience as well as expertise in a number of important areas, including marketing, brand management and strategic planning. Ms. Cochran has significant executive-level financial analysis and accounting experience, which she developed while serving in multiple leadership finance positions, including as Chief Financial Officer of both Cracker Barrel Old Country Store, Inc. and Books-A-Million, Inc. In her tenure as Chief Executive Officer, Ms. Cochran oversaw Cracker Barrel’s expansion of online ordering, delivery services and retail e-commerce platform, and through that experience provides valuable knowledge and perspectives on omnichannel and digital platform growth. She also brings experience in overseeing strategies designed to drive long-term value creation, including integrating sustainable practices into supply chain management.

LAURIE Z. DOUGLAS
Independent Director Since: 2015 Age: 61 Lowe’s Board Committees: • Audit • Technology, Chair

Career Highlights:

•	2019–Present Senior Vice President, Chief Information Officer and Chief Digital Officer of Publix Super Markets, Inc., an operator of retail food and pharmacy in the southeast United States

•	2006–2018 Senior Vice President, Chief Information Officer and Chief Security Officer of Publix Super Markets

•	2004–2005 Senior Vice President and Chief Information Officer of FedEx Kinko’s Office and Print Services, Inc.

•	2003–2004 Senior Vice President and Chief Information Officer of Kinko’s, Inc.

Specific Experience, Qualifications, Attributes and Skills Relevant to Lowe’s

Ms. Douglas brings to Lowe’s Board many years of setting the enterprise technology, digital and security visions and driving the related implementations for two Fortune 500 companies. Ms. Douglas’ expertise spans broad IT disciplines, including application development and infrastructure, digital and mobile, omnichannel, cybersecurity, data protection, risk management and regulatory compliance. Ms. Douglas is a highly respected technology leader in the retail industry focused on driving shareholder value with technology solutions that foster premier customer service, operational excellence and profitable growth. Ms. Douglas has financial management responsibility for IT investments and is skilled in financial strategy planning and analysis. Ms. Douglas also has relevant experience with emerging technologies, which provides for effective oversight as technology changes at an unprecedented rate. Additionally, Ms. Douglas is skilled in the area of human capital management, having been responsible for the hiring, training and retention of technology and digital teams.

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Proposal 1: Election of Directors

DIRECTOR NOMINEES

RICHARD W. DREILING
Lead Independent Director Independent Director Since: 2012 Age: 71 Lowe’s Board Committees: • Nominating and Governance, Chair

Career Highlights:

•	January 2023–November 2024 Chairman and Chief Executive Officer of Dollar Tree, Inc., a leading operator of discount variety stores

•	March 2022–January 2023 Executive Chairman of Dollar Tree

•	2015–2016 Chairman of Dollar General Corporation, one of the nation’s largest discount retailers

•	2008–2015 Chief Executive Officer and Chairman of Dollar General

•	2007–2008 President, Chief Executive Officer and Chairman of Duane Reade Holdings, Inc. and Duane Reade Inc., an operator of a chain of retail drug stores in New York City

•	2005–2007 President and Chief Executive Officer of Duane Reade Holdings, Inc. and Duane Reade Inc.

•	Prior to 2005 Variety of senior leadership positions at Longs Drug Stores Corporation, Safeway, Inc. and Vons Co Inc.

Current Public Company Directorships:

•	Aramark Corporation

Previous Public Company Boards:

•	Dollar Tree, Inc. (2022–2024)
•	Kellogg Company (2016–2023)
•	PulteGroup, Inc. (2015–2022)
•	Aramark Corporation (2016–2022)

Specific Experience, Qualifications, Attributes and Skills Relevant to Lowe’s

Mr. Dreiling brings to Lowe’s Board more than 50 years of retail industry experience at all operating levels, including as Chief Executive Officer, and a unique perspective as a result of his experience progressing through the ranks within various retail companies. Over the course of his career, Mr. Dreiling has developed deep insight into all key areas of a retail business as a result of his experience overseeing the operations, marketing, manufacturing and distribution functions of a number of retail companies. Mr. Dreiling also has strong business development expertise in expanding the footprint and offerings provided by several retailers into new regions. Mr. Dreiling provides deep institutional knowledge of Lowe’s through his service as a director on the Board since 2012.

MARVIN R. ELLISON
Chairman of the Board Director Since: 2018 Age: 60

Career Highlights:

•	May 2021–Present Chairman, President and Chief Executive Officer of Lowe’s

•	2018–May 2021 President and Chief Executive Officer of Lowe’s

•	2016–2018 Chairman of the Board and Chief Executive Officer of J. C. Penney Company, Inc., a department store retailer

•	2015–2016 Chief Executive Officer of J. C. Penney Company

•	2014–2015 President of J. C. Penney Company

•	2002–2014 Variety of leadership positions at The Home Depot Inc., a home improvement retailer, including Executive Vice President–U.S. Stores; President–Northern Division; Senior Vice President–Logistics; Vice President–Logistics; and Vice President–Loss Prevention

•	1987–2002 Variety of operational roles with Target Corporation

Current Public Company Directorships:

•	FedEx Corporation

Specific Experience, Qualifications, Attributes and Skills Relevant to Lowe’s

Mr. Ellison has more than 35 years of leadership and operational experience in the retail industry, including expertise in managing a large network of stores and employees as well as global logistics networks. He brings extensive experience in the home improvement industry, having spent 12 years in senior-level operations roles with The Home Depot, where he oversaw U.S. sales, operations, installation services, tool rental and Pro strategic initiatives, and improved customer service and efficiency across the organization to serve both DIY and Pro customers. Mr. Ellison is also skilled in shaping compelling brand strategies to enhance customer engagement and driving digital transformation and e-commerce growth initiatives in support of an omnichannel customer experience.

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Proposal 1: Election of Directors

DIRECTOR NOMINEES

NAVDEEP GUPTA
Independent Director Since: 2024 Age: 52 Lowe’s Board Committees: • Compensation • Technology

Career Highlights:

•	2021–Present Executive Vice President, Chief Financial Officer of DICK’S Sporting Goods, Inc., a leading omnichannel sporting goods retailer

•	2017–2021 Senior Vice President, Chief Accounting Officer of DICK’S

•	2006–2017 Variety of senior leadership positions at Advance Auto Parts, Inc., a leading retailer of automotive replacement parts and accessories, including Senior Vice President, Finance; Chief Audit Executive; and Vice President, Finance and Treasurer

•	2003–2006 Management roles at Sprint Nextel Corporation

•	1993–2000 Lieutenant in the Indian Navy

Specific Experience, Qualifications, Attributes and Skills Relevant to Lowe’s

Mr. Gupta brings extensive retail finance and management experience to the Lowe’s Board. Over the course of his career, Mr. Gupta has developed deep insight into the complex financial and strategic issues facing large public retail companies, and he provides valuable perspectives in the areas of financial strategy planning and analysis, capital allocation, risk management and accounting. In his role as Chief Financial Officer at DICK’S, Mr. Gupta also oversees GameChanger, a live streaming, scoring and statistic mobile app for youth sports, and brings to the Lowe’s Board experience in digital platforms and technology.

BRIAN C. ROGERS
Independent Director Since: 2018 Age: 69 Lowe’s Board Committees: • Audit • Nominating and Governance • Technology

Career Highlights:

•	2017–2019 Non-Executive Chairman of T. Rowe Price Group, Inc., a global investment management organization

•	2007–2017 Chairman of T. Rowe Price Group

•	2004–2017 Chief Investment Officer of T. Rowe Price Group

•	1982–2004 Variety of senior leadership positions at T. Rowe Price Group

•	Prior to 1982 Employed at Bankers Trust Company

Current Public Company Directorships:

•	RTX Corporation

Specific Experience, Qualifications, Attributes and Skills Relevant to Lowe’s

Through his extensive investment and management roles, including as Chief Investment Officer and Chairman of T. Rowe Price, Mr. Rogers brings to the Board extensive financial, investment and risk management expertise. In addition, his experience at T. Rowe Price, including as portfolio manager of one of the firm’s largest funds, The T. Rowe Price Equity Income Fund, from its inception until 2015, provides our Board valuable insights into the views of institutional investors and perspectives on Company performance and opportunities. Mr. Rogers also has deep experience in strategies designed to drive sustainable long-term value creation, including overseeing the integration of sustainability factors into investment decisions.

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Proposal 1: Election of Directors

DIRECTOR NOMINEES

BERTRAM L. SCOTT
Independent Director Since: 2015 Age: 74 Lowe’s Board Committees: • Audit • Nominating and Governance

Career Highlights:

•	2015–2019 Senior Vice President of Population Health and Value Based Care at Novant Health, a leading healthcare provider

•	2012–2014 President and Chief Executive Officer of Affinity Health Plan, a provider of New York State-sponsored health coverage

•	2010–2011 President, U.S. Commercial of CIGNA Corporation, a global health services organization

•	2000–2010 Executive Vice President and Chief Institutional Development and Sales Officer of TIAA-CREF

•	2000–2007 President and Chief Executive Officer of TIAA-CREF Life Insurance Company

Current Public Company Directorships:

•	Becton, Dickinson and Company
•	Dollar Tree, Inc.
•	Equitable Holdings, Inc.

Previous Public Company Boards:

•	AllianceBernstein Holding L.P (2020–2022)

Specific Experience, Qualifications, Attributes and Skills Relevant to Lowe’s

Mr. Scott has served in a variety of senior leadership positions in organizations that are in highly regulated industries and brings valuable experience to Lowe’s Board in the areas of development and implementation of strategy and risk management. Mr. Scott also brings significant experience and responsibility in the areas of sales and marketing in his roles as Executive Vice President and Chief Institutional Development and Sales Officer of TIAA-CREF and President and Chief Executive Officer of TIAA-CREF Life Insurance Company. Through his extensive experience as a board member of several public companies in a variety of industries, including retail, Mr. Scott provides valuable perspectives on corporate governance and supports the Lowe’s Board with deep knowledge of the financial and strategic issues facing large retail companies. He also brings a strong background in financial analysis and accounting oversight, including through his service as the Lowe’s Audit Committee Chair from 2019 to 2024.

LAWRENCE SIMKINS
Independent Director Since: 2024 Age: 63 Lowe’s Board Committees: • Nominating and Governance • Sustainability

Career Highlights:

•	2001–2022 President and Chief Executive Officer of The Washington Companies, a group of privately owned companies and select public company investments in the sectors of rail and marine transportation, shipyards, mining, environmental construction, heavy equipment sales and aviation products

•	1988–2001 Variety of senior leadership roles at The Washington Companies, including Executive Vice President; President of Westran, Inc., a long haul trucking company; Controller of Washington Construction, an engineering and construction services company; Vice President of Envirocon, Inc., an environmental remediation company; and Internal Auditor of The Washington Companies

•	1985–1988 Bank Examiner at the Federal Reserve Bank of Minneapolis

Previous Public Company Boards:

•	Atlas Corp. (2019–2023)
•	Seaspan Corporation (2017–2020)

Specific Experience, Qualifications, Attributes and Skills Relevant to Lowe’s

Mr. Simkins has more than 30 years of leadership and operational management experience. As Chief Executive Officer of The Washington Companies, Mr. Simkins led multiple operating companies in a variety of highly-regulated sectors and provides in-depth knowledge into the key areas of strategic business development, risk management, safety and supply chain management. In addition to extensive investment management, financial analysis and accounting expertise, Mr. Simkins brings valuable perspectives on corporate governance through his past service as a member of the board of each individual Washington company where he provided enterprise-wide leadership and strategic direction. His background also provides insights into overseeing sustainability strategies designed to drive long-term value creation and responsible business practices across industrial and natural resource sectors.

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Proposal 1: Election of Directors

DIRECTOR NOMINEES

COLLEEN TAYLOR
Independent Director Since: 2022 Age: 57 Lowe’s Board Committees: • Audit • Sustainability • Technology

Career Highlights:

•	2020–Present President, U.S. Merchant Services at American Express Company, a diversified financial services company

•	2019–2020 Executive Vice President, Merchant Services at Wells Fargo & Company, a banking and financial services company

•	2017–2019 Executive Vice President, New Payments at Mastercard Incorporated, a technology company in the global payments industry

•	2009–2017 Variety of leadership positions at Capital One Financial Corporation, a diversified financial services holding company, including Executive Vice President, Head of Treasury Management, Merchant Services and Enterprise Payments

Previous Public Company Boards:

•	Bill.com Holdings, Inc. (2020–2022)

Specific Experience, Qualifications, Attributes and Skills Relevant to Lowe’s

Ms. Taylor brings to the Lowe’s Board many years of senior leadership experience in the highly-regulated financial services industry with expertise in merchant services, banking and payments as well as a strong background in a number of other important areas, including risk management, strategic planning, investment management, financial analysis and brand management. As an experienced payments executive, she has been the accountable executive for technology and e-commerce capabilities delivered to some of the world’s largest merchants and has gained a deep understanding of the key operational and financial issues facing large retailers. In her roles, Ms. Taylor has been responsible for technology risk management, the development of complex enterprise technology roadmaps and cybersecurity oversight. Additionally, Ms. Taylor is a highly experienced people leader and has led large global sales, product management and operations teams.

MARY BETH WEST
Independent Director Since: 2021 Age: 62 Lowe’s Board Committees: • Compensation • Sustainability, Chair

Career Highlights:

•	2017–2020 Senior Vice President, Chief Growth Officer of The Hershey Company, a global confectionary manufacturer and marketer

•	2015–2017 Executive Vice President, Chief Customer and Marketing Officer of J. C. Penney Company, Inc., a department store retailer

•	2012–2014 Executive Vice President, Chief Category and Marketing Officer of Mondelez International, Inc., one of the world’s largest snack companies

•	2007–2012 Chief Marketing Officer of Kraft Foods, Inc.

•	1986–2007 Variety of other general management and marketing roles at Kraft Foods, Inc.

Current Public Company Directorships:

•	Albertsons Companies, Inc.
•	Hasbro, Inc.

Specific Experience, Qualifications, Attributes and Skills Relevant to Lowe’s

Ms. West brings to the Lowe’s Board extensive executive leadership experience in marketing and building some of the world’s most iconic brands. Ms. West has a strong background in developing compelling retail and sales experiences as well as managing large teams and possesses expertise in a number of important areas, including strategic and operational planning and execution. Throughout her career, Ms. West has played a key oversight role in the integration of sustainability principles into brand and corporate growth strategies to advance customer loyalty. In addition, Ms. West brings deep experience in developing digital and omnichannel growth strategies for complex consumer-brand and retail organizations using insights, analytics, innovation and research and development. Through her prior roles, Ms. West offers the Lowe’s Board valuable perspectives in the areas of investment management, financial planning and capital allocation.

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Corporate Governance

CORPORATE GOVERNANCE GUIDELINES AND CODE OF BUSINESS CONDUCT AND ETHICS

Corporate Governance

CORPORATE GOVERNANCE GUIDELINES AND CODE OF BUSINESS CONDUCT AND ETHICS

The Board has adopted Corporate Governance Guidelines setting forth guidelines and standards with respect to the role and composition of the Board, the functioning of the Board and its committees, the compensation of directors, succession planning and management development, the Board’s and its committees’ access to independent advisors and other matters. The Nominating and Governance Committee of the Board regularly reviews and assesses corporate governance developments and recommends to the Board modifications to the Corporate Governance Guidelines as warranted. The Company has also adopted a Code of Business Conduct and Ethics for its directors, officers and associates. The Corporate Governance Guidelines and the Code of Business Conduct and Ethics are posted on the Company’s website at ir.lowes.com.

DIRECTOR INDEPENDENCE

11 of 12 Director Nominees are Independent

All Committees are Composed Solely of

Independent Directors

The Company’s Corporate Governance Guidelines provide that, in accordance with Lowe’s long-standing policy and the applicable rules of the New York Stock Exchange (the “NYSE”), a substantial majority of the members of the Board must qualify as independent directors. The rules and regulations of the NYSE (the “NYSE rules”) provide that a director does not qualify as “independent” unless the board of directors affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The NYSE rules recommend that a board of directors consider all of the relevant facts and circumstances in determining the materiality of a director’s relationship with a company. The Board has adopted Categorical Standards for Determination of Director Independence (the “Categorical Standards”), which incorporate the independence standards of the NYSE rules, to assist the Board in determining whether a particular relationship a director has with the Company is a material relationship that would impair the director’s independence. The Categorical Standards establish thresholds at which directors’ relationships with the Company are deemed to be not material and, therefore, shall not disqualify any director or director nominee from being considered “independent.” A copy of the Categorical Standards is attached as Appendix B to this Proxy Statement.

The Board, with the assistance of the Nominating and Governance Committee, conducted an evaluation of director independence based on the Categorical Standards, NYSE rules and SEC rules and regulations (the “SEC rules”). The Board considered all relevant transactions, relationships or arrangements between each director or director nominee (and such individual’s immediate family members and affiliates) and each of Lowe’s, its management and its independent registered public accounting firm in each of the most recent three completed fiscal years. In determining the independence of each director or director nominee, the Board considered and deemed immaterial to such individual’s independence transactions involving the purchase or sale of products and services in the ordinary course of business between the Company, on the one hand, and, on the other, companies or organizations at which some of our directors or their immediate family members were officers, employees or directors in each of the most recent three completed fiscal years. In each case, the amount paid to or received from these companies or organizations was well below 2% of total revenue of such companies or organizations and consequently below the threshold set forth in our Categorical Standards. For Mr. Scott, the Board considered that his son commenced employment with the Company in a non-officer and non-strategic position in February 2024, and does not receive greater than $120,000 in annual compensation.

In addition, the Board considered the amount of any discretionary charitable contributions made by the Company in each of the most recent three completed fiscal years to charitable organizations where a director, a director nominee or a member of such individual’s immediate family serves as a director or trustee. The Company has not made payments to any such organization in any of the last three fiscal years exceeding $120,000, except for a $125,000 donation in each of fiscal 2022 and 2023 to the American Heart Association where Mr. Scott is a director and was the immediate past chairman in 2022.

As a result of the evaluation of the transactions, relationships or arrangements that do exist or did exist within the most recent three completed fiscal years (except for Mr. Ellison’s), the Board determined that they all fall well below the thresholds in the Categorical Standards. Consequently, the Board determined that each of Messrs. Alvarez, Batchelder, Baxter, Dreiling,

12	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Corporate Governance

COMPENSATION OF DIRECTORS

Gupta, Rogers, Scott and Simkins and Mses. Cochran, Douglas, Taylor and West qualifies as an independent director under the Categorical Standards, NYSE rules and SEC rules. The Board also determined that each member of the Audit, Compensation, Nominating and Governance, Sustainability and Technology Committees (see membership information below under “Board Meetings, Board Leadership Structure, Key Board Responsibilities and Committees—Board Committees”) is independent, including that each member of the Audit Committee is “independent” as that term is defined under Rule 10A-3(b)(1)(ii) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that each member of the Compensation Committee is a “non-employee director” as defined under Rule 16b-3(b)(3)(i) of the Exchange Act. Mr. Ellison is not independent due to his employment by the Company as President and Chief Executive Officer.

COMPENSATION OF DIRECTORS

Compensation Philosophy

The Compensation Committee reviews director compensation annually with the advice of its independent compensation consultant and recommends changes to the Board for approval. The Compensation Committee assesses director compensation to align with Board and committee requirements and for market competitiveness against the Company’s Peer Group as described in the “Compensation Market Data and Peer Group” section of this Proxy Statement and other large general industry companies. When reviewing director compensation for fiscal 2024, the Compensation Committee’s independent compensation consultant advised that director pay levels were aligned with the median of the Company’s Peer Group and pay practices align with market.

Lowe’s philosophy on compensating directors who are not employees (“non-employee directors”) is to use a mix of cash and equity that will align the interests of our directors with the long-term interests of Lowe’s shareholders and compensate our directors fairly and competitively for the obligations and responsibilities of serving as a director at a company of Lowe’s size and scope. To implement this philosophy, we target a split of one-third cash and two-thirds equity, with total target compensation at the median of the market. A director who is an employee of the Company receives no additional compensation for his or her services as a director. A non-employee director receives compensation for his or her services as described in the following paragraphs. All directors are reimbursed for reasonable expenses incurred in connection with attendance at Board and committee meetings, conducting store visits and fulfilling other activities in their role as directors.

Annual Retainer Fees

For fiscal 2024, each non-employee director was paid an annual cash retainer of $100,000. Our directors do not receive any meeting fees and do not receive any additional compensation for committee service other than for serving as a committee chair. Non-employee directors who served as the Chair of the Compensation Committee, Nominating and Governance Committee, Sustainability Committee or Technology Committee received an additional $20,000, and the Chair of the Audit Committee received an additional $25,000. The Lead Independent Director received an additional $100,000. All annual retainer, committee chair and Lead Independent Director fees are paid quarterly.

Stock Awards

The Board believes that director stock ownership provides greater alignment of interests between directors and shareholders and promotes strong corporate governance practices. The compensation plan adopted by the Board for non-employee directors adheres to this principle by providing a substantial portion of such director’s compensation in deferred stock units, which are credited to a deferral account during the term of such director’s service and are payable to the director upon the director’s termination of service as a director (or to the director’s estate if the director should die while serving on the Board) in one share of common stock per deferred stock unit only upon the director’s termination of service as a director.

Non-employee directors receive grants of deferred stock units at the first Board meeting following the Annual Meeting of Shareholders each year (the “Award Date”). The annual grant of deferred stock units for each of the Company’s non-employee directors is determined by taking the annual grant amount and dividing it by the closing price of a share of common stock as reported on the NYSE on the Award Date, which amount is then rounded up to the next 100 units. Grants are pro-rated for directors elected to the Board other than at the Annual Meeting of Shareholders. The deferred stock units receive dividend equivalent credits, in the form of additional units, for any cash dividends subsequently paid with respect to common stock. Beginning in 2022, all units credited to a director vest on the earlier of the first anniversary of the Award Date and the day immediately preceding the next Annual Meeting of Shareholders, subject to acceleration in certain circumstances.

For fiscal 2024, each non-employee director received an annual equity award of $200,000.

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COMPENSATION OF DIRECTORS

Fiscal 2025 Compensation

Effective for fiscal 2025, the Board, upon recommendation of the Compensation Committee following its review of the Company’s Peer Group and broader market data prepared by the Compensation Committee’s independent compensation consultant, approved the following changes to non-employee director fees and stock awards:

•	The annual deferred stock unit equity award for non-employee directors was set at $215,000 in recognition of expected market movement, and

•

The additional annual retainers for the Chairs of the Audit and Compensation Committees were set at $30,000 and $25,000, respectively to align with the scope of responsibilities and activity level of the roles.

Deferral of Annual Retainer Fees

Each non-employee director may elect to defer receipt of all, or a portion in 25% increments, of the annual retainer and any committee chair or Lead Independent Director fees otherwise payable to the director in cash. Deferrals are credited to a bookkeeping account as of the date retainers or fees otherwise would have been paid, and account values are adjusted based on the investment alternative selected by the director. One investment alternative adjusts the account value based on interest calculated in the same manner and at the same rate as interest on amounts invested in the short-term interest fund option available to employees participating in the Lowe’s 401(k) Plan, a tax-qualified, defined contribution plan sponsored by the Company. The other investment alternative assumes that the deferrals are invested in common stock with reinvestment of all dividends. At the end of each calendar year, a director participating in the plan makes an election to allocate the fees deferred for the following year between the two investment alternatives in 25% increments. Account balances may not be reallocated between the investment alternatives. Account balances are paid in cash in a single sum payment following the termination of a director’s service.

Fiscal 2024 Compensation

The following table shows the compensation paid to each non-employee director who served on the Board in fiscal 2024:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)

Raul Alvarez	120,000	221,290	341,290

David H. Batchelder	100,000	221,290	321,290

Scott H. Baxter	100,000	221,290	321,290

Sandra B. Cochran	123,750	221,290	345,040

Laurie Z. Douglas	120,000	221,290	341,290

Richard W. Dreiling	215,000	221,290	436,290

Navdeep Gupta	75,000	221,290	296,290

Brian C. Rogers	110,000	221,290	331,290

Bertram L. Scott	112,500	221,290	333,790

Lawrence Simkins	75,000	221,290	296,290

Colleen Taylor	100,000	221,290	321,290

Mary Beth West	115,000	221,290	336,290

(1)

The dollar amount shown for these stock awards represents the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 “Compensation—Stock Compensation” (“FASB ASC Topic 718”) for 1,000 deferred stock units granted to each non-employee director. See Note 10, “Share-Based Payments” to the Company’s consolidated financial statements in its Annual Report on Form 10-K for the fiscal year ended January 31, 2025 for additional information about the Company’s accounting for share-based compensation arrangements, including the assumptions used for calculating the grant date value of the deferred stock units. These amounts do not correspond to the actual value that may be recognized by a director with respect to these awards when they are paid in the form of common stock after the termination of the director’s service.

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BOARD MEETINGS, BOARD LEADERSHIP STRUCTURE, KEY BOARD RESPONSIBILITIES AND COMMITTEES

The following table shows the number of deferred stock units held by each non-employee director as of January 31, 2025:

Name	Deferred Stock Units(#)

Raul Alvarez	39,719

David H. Batchelder	9,915

Scott H. Baxter	2,872

Sandra B. Cochran	14,665

Laurie Z. Douglas	17,280

Richard W. Dreiling	37,810

Navdeep Gupta	1,009

Brian C. Rogers	9,915

Bertram L. Scott	14,665

Lawrence Simkins	1,009

Colleen Taylor	3,197

Mary Beth West	4,158

Director Stock Ownership Guidelines

To provide for our directors to become and remain meaningfully invested in our common stock, non-employee directors are required to own shares of common stock having a market value equal to five times the annual retainer fee payable to them. A non-employee director must meet the stock ownership requirement within five years of becoming a member of the Board. In addition to shares owned by non-employee directors, the full value of deferred stock units is counted for purposes of determining a director’s compliance with the stock ownership requirement. All of our current directors have met or are on track to meet their stock ownership requirement within the five-year timeframe.

BOARD MEETINGS, BOARD LEADERSHIP STRUCTURE, KEY BOARD RESPONSIBILITIES AND COMMITTEES

Attendance at Board and Committee Meetings

During fiscal 2024, the Board held five meetings. Each incumbent director attended 90% or more of the aggregate number of meetings of the Board and committees of the Board on which the director served during fiscal 2024.

Executive Sessions of the Independent Directors

The independent directors meet in executive session at each of the regularly scheduled Board meetings and as necessary at other Board meetings. The Lead Independent Director presides over these executive sessions and, in the Lead Independent Director’s absence, the independent directors will select another independent director present to preside.

Annual Meetings of Lowe’s Shareholders

Directors are expected to attend the Annual Meeting of Shareholders. All directors in office at the time attended last year’s Annual Meeting of Shareholders, which was held virtually.

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Annual Board, Committee and Individual Director Evaluations

Our Board recognizes that a robust and constructive evaluation process is a key component of Board effectiveness. The Board, with the assistance of the Nominating and Governance Committee, conducts a self-evaluation annually to assess its performance. Additionally, each committee conducts an annual self-evaluation and each director annually evaluates each other director’s performance.

Evaluation topics cover several areas, including:

•	Board composition;

•	Frequency and format of Board meetings (e.g., topics covered, time allocations and materials);

•	Director access to management;

•	Committee structure; and

•	Individual director attendance, preparedness, participation and contributions to Board discussion.

The annual review process is supplemented by regular one-on-one conversations between our Lead Independent Director and our Board members, and our Lead Independent Director conveys the feedback on an ongoing basis to our Chairman, President and Chief Executive Officer. Additionally, our Chairman, President and Chief Executive Officer and Chief Legal Officer and Corporate Secretary each routinely communicates with our Board members to obtain real-time feedback.

The Board and its committees use the results of the evaluation process to inform and enhance the Board’s functioning as a strategic partner with management, as well as to support the Board’s traditional monitoring and oversight function. Actions taken in response to the evaluation process include:

•  Managing the composition and refreshment of the Board;

•  Identifying director skill sets to support the Board’s oversight of the Company’s strategy; and

•  Adapting Board committee structure.

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Board Leadership Structure

Lowe’s Board is responsible for creating a leadership structure that provides independent oversight of senior management. At least once every year, the Board reviews the appropriate leadership structure for Lowe’s and elects a Chairman. When evaluating the optimal structure, the Board reviews a variety of criteria, including shareholder feedback, Lowe’s strategic goals, the current operating and governance environment, the skill set of the independent directors, the dynamics of the Board and the strengths and talents of Lowe’s senior management at any given point in time. The Board does not believe that there is one leadership structure that is preferred and regularly discusses what the optimal leadership structure is for Lowe’s at that time.

Lowe’s Corporate Governance Guidelines permit the roles of Chairman and Chief Executive Officer to be filled by the same or different individuals. The Corporate Governance Guidelines further provide that if the Board determines the roles of Chairman and Chief Executive Officer are filled by the same individual, or if the Chairman is not an independent director, then a Lead Independent Director, who must be an independent director, will be elected by the independent directors annually at the meeting of the Board held in conjunction with the Annual Meeting of Shareholders. This approach provides the Board with flexibility to determine whether the two roles should be separate or combined based upon the Company’s needs in light of the dynamic environment in which we operate and the Board’s assessment of the Company’s leadership needs at that time. At times when the roles are combined and a Lead Independent Director is elected, the Corporate Governance Guidelines specify a term limit of six years for the individual in the Lead Independent Director role. The Board welcomes and takes under consideration any input received from our shareholders regarding the Board’s leadership structure, and publicly announces to shareholders any changes in the Board’s leadership structure.

The Board first elected Marvin R. Ellison, our President and Chief Executive Officer, as Chairman of the Board in May 2021. After considering the perspectives of our independent directors, views of our shareholders, peer company practices and governance trends, the Board unanimously re-elected Mr. Ellison as Chairman in May

2024. The Board believes that Mr. Ellison’s deep understanding of the Company’s business, growth opportunities and challenges enables him to provide strong and effective leadership to the Board and to keep the Board fully informed of important issues facing the Company. Additionally, the Board believes that Mr. Ellison’s exceptional leadership and track record of success since his appointment as President and Chief Executive Officer in 2018 make him uniquely qualified to facilitate discussions of the Board, foster an important unity of leadership between the Board and management and promote alignment of the Company’s strategy with its operational execution. By serving as both CEO and Chairman of the Board, Mr. Ellison is able to speak on behalf of the Company on matters relating to the Company’s business, while the Lead Independent Director can speak on behalf of the Board regarding governance and oversight matters.

In addition, the independent directors reaffirmed the Board’s commitment to empowered and active independent Board leadership by unanimously re-electing Richard W. Dreiling as Lead Independent Director in May 2024, a position he has held since May 2021. Mr. Dreiling previously served as independent Chairman of the Board since July 2018. Mr. Dreiling joined the Board in 2012 and brings more than 50 years of retail industry experience at all operating levels. Mr. Dreiling has strong executive leadership and strategic management skills in the retail industry and a track record of enhancing operational effectiveness and overseeing risk management to yield value for shareholders.

During the course of 2024, in addition to fulfilling the responsibilities set forth below, Mr. Dreiling met with shareholders representing approximately 29% of our outstanding shares as part of our winter 2024-2025 investor engagement efforts. Mr. Dreiling regularly meets with Mr. Ellison and the Company’s executive officers and advises on the scope, quality, quantity and timeliness of the flow of information between management and the Board. He also meets periodically with Board committee chairs to coordinate and support them in fulfilling their designated roles and responsibilities to the Board, and facilitates discussion among the independent directors outside of regularly scheduled Board meetings.

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BOARD MEETINGS, BOARD LEADERSHIP STRUCTURE, KEY BOARD RESPONSIBILITIES AND COMMITTEES

The Board has a robust set of responsibilities for the Lead Independent Director role as outlined below.

ROLES AND RESPONSIBILITIES OF THE LEAD INDEPENDENT DIRECTOR

The Lead Independent Director:

•	Presides at all meetings of the Board at which the Chairman/CEO is not present, including executive sessions of independent directors;

•	Serves as a liaison between the Chairman/CEO and independent directors;

•	Approves information sent to the Board;

•	Approves meeting agendas for the Board;

•	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	Has the authority to call meetings of the independent directors;

•	Provides feedback from executive sessions of independent directors to the Chairman/CEO;

•	Coordinates, with the Nominating and Governance Committee, the annual performance evaluation of the Chairman/CEO, the Board and each of its Committees and individual directors; and

•	Promotes effective communication between the Board and shareholders and is available for consultation and direct communication with major shareholders.

The Board will review its leadership structure at least once a year, and otherwise as appropriate, to help it maintain a leadership model best suited to the Company and our shareholders.

Board’s Role in Corporate Strategy

Our Board is actively involved in overseeing, reviewing and guiding our corporate strategy. Our Board formally reviews our Company’s business strategy, including the risks and opportunities facing the Company, at an annual strategic planning session. In addition, long-range strategic issues, including the performance and strategic fit of our businesses, are discussed as a matter of course at Board meetings. Our Board regularly discusses corporate strategy throughout the year with management formally as well as informally and during executive sessions of the Board as appropriate. As discussed in the “Board’s Role in Risk Oversight” section below, our Board views risk management and oversight as an integral part of our strategic planning process, including mapping key risks to our corporate strategy and seeking to manage and mitigate risk. Our Board also views its own composition as a key component to effective strategic oversight. Accordingly, our Board and relevant Board committees consider our business strategy and the Company’s regulatory, geographic and market environments when assessing Board composition and director succession.

Board’s Role in Workforce Management

The Board views effective management of the workforce and Company culture as key to the Company’s ability to execute its long-term strategy. The full Board oversees workforce management and regularly engages with our Chairman, President and Chief Executive Officer, our Executive Vice President, Human Resources and senior leadership on a broad range of related topics. The full Board reviews talent management topics as standing agenda items.

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As required by our Corporate Governance Guidelines, the Board considers, at least annually, succession planning for the Chief Executive Officer, and there is available, on a continuing basis, a recommendation to the Board from the Chief Executive Officer as to a succession plan should the Chief Executive Officer be unexpectedly unavailable or unable to serve. Our Chief Executive Officer and our Executive Vice President, Human Resources meet at least annually with the Board on succession planning for the Chief Executive Officer’s staff and other key positions in the Company. The Board reviews candidates for all executive officer positions to confirm that qualified successor-candidates are available for all key positions and that development plans are utilized to strengthen the skills and qualifications of successor-candidates.

Board’s Role in Environmental and Social Issues

The Board views oversight and effective management of environmental and social issues and their related risks as important to the Company’s ability to execute its strategy and achieve long-term sustainable growth. In addition to oversight by the full Board, the Board has also delegated primary responsibility for more frequent and in-depth oversight of the Company’s environmental and social strategy to the Sustainability Committee. The Sustainability Committee of the Board receives regular updates on environmental and social topics from our Vice President, Corporate Sustainability. The Board also coordinates with its other committees to provide active Board- and committee-level oversight of the Company’s management of environmental and social related risks across the relevant committees.

Board’s Role in Oversight of Political Advocacy

The Nominating and Governance Committee has oversight of Lowe’s government relations activities, including political contributions, trade association memberships, lobbying priorities and the Lowe’s Companies, Inc. Political Action Committee (“LOWPAC”). As part of its oversight role, the Committee monitors our ongoing political strategy as it relates to the overall public policy objectives for the Company. At least annually, our Vice President, Government Affairs provides the Committee with an overview of political contributions from corporate funds, if any, LOWPAC contributions, lobbying expenditures and information regarding our memberships with and payments to trade associations. Lowe’s generally does not make contributions from corporate funds to political campaigns, super political action committees or political parties. Political contributions made by LOWPAC are approved by the Vice President, Government Affairs, with strategic guidance from its advisory board, which consists of members of management across corporate and operational roles. All political advocacy is conducted to promote the interests of the Company and is made without regard for the private political preferences of Lowe’s directors or executives.

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Board’s Role in Risk Oversight

Overview

A summary of the current allocation of general risk oversight functions among management, the Board and its committees is as follows:

The primary responsibility for the identification, assessment and management of the various risks that we face begins with management. At the management level, risks are prioritized and assigned to senior leaders based on the risk’s relationship to the leader’s business area and focus. Those senior leaders develop plans to respond to the risks and measure the progress of risk management efforts through both a short and long-term approach. Our Chief Legal Officer provides centralized oversight of Lowe’s enterprise risk management program, which is managed by our Chief Compliance Officer and the Enterprise Risk Management team in partnership with the Enterprise Risk Council (“ERC”), which is comprised of senior Company leaders with broad enterprise experience.

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The ERC supports the execution of the enterprise risk management program by (i) working to identify, assess and categorize existing risks faced by the Company, (ii) identifying senior leaders responsible for managing such risks and (iii) evaluating action plans and progress to appropriately manage those risks. Additionally, the ERC identifies and assesses emerging risks in partnership with other senior leaders in alignment with new strategic initiatives and in response to the evolving business and industry landscape. Our enterprise risk register is evaluated and refreshed annually, which is then used to guide our risk mitigation, planning and progress reporting throughout the year. A longer-term lens of review, monitoring and development of mitigation activities may be applied to certain risks upon assessing potential impacts to our business in coordination with other internal functions and with input from industry data sources and benchmarking. Our enterprise risk management program operates separately from but in coordination with our disclosure controls and procedures, with the processes informing each other in the context of identification, assessment and management of risks and the assessment of appropriate disclosures.

The Audit Committee coordinates the Board’s and each committee’s risk oversight. The Board’s ongoing oversight of risk occurs at both the full Board and the Board committee level on a more focused basis as discussed throughout this Proxy Statement. ERC leadership annually provides an overview of the enterprise risk management program to the Audit Committee, which includes information on the Company’s enterprise risk assessment process, key conclusions, categorizations and trends in identified risk exposures and mitigation focus areas. ERC leadership or the Chief Legal Officer also meet individually with each Board committee chair and the Lead Independent Director to obtain their perspectives on risks facing the Company and provides the Board with feedback on its enterprise risk assessments, as well as updates on the program, risk time horizons and trends in and status of key risks facing the business. Directors facilitate further discussion of risk matters in executive session as they deem necessary. Each of the Board committees regularly receives updates on key risk areas within their oversight responsibility from members of management with primary responsibility for managing those risk areas. For example, the Audit Committee receives regular updates from the Chief Legal Officer and Chief Compliance Officer on legal and regulatory risk and compliance matters.

The Board’s oversight of risks is designed to confirm that management has processes in place to deal appropriately with risk and to integrate management of such risks with the Company’s business strategy as a whole. For example, our principal strategic risks are reviewed as part of the Board’s regular discussion of our strategy and alignment of specific initiatives with that strategy. Similarly, at every meeting, the Board reviews the principal factors influencing our operating results, including the competitive environment, and discusses the major events, activities, risks and challenges affecting the Company with our senior executive officers.

Cybersecurity and Data Protection Risk Oversight

We have adopted physical, technological and administrative controls on cybersecurity. We require that cybersecurity awareness and data privacy training, along with company-wide and tailored training programs, be provided to associates annually. We also regularly conduct phishing and social engineering simulations, and host events to increase awareness, including an annual cybersecurity awareness summit and monthly campaigns.

We leverage the National Institute of Standards and Technology security frameworks as well as established internal security standards, industry practices and applicable regulatory requirements. Our program is designed to comply with a range of applicable industry standards, such as the Payment Card Industry Data Security Standard. A cross-functional team conducts periodic simulated exercises, and we perform regular vulnerability scanning and conduct vulnerability testing during the software development life cycle. In the event of a security incident, a defined procedure outlines containment, response and recovery actions that draw on resources and leadership across the Company, as needed.

We collaborate with internal stakeholders and third-party assessors and consultants to conduct regular reviews, tests and audits of our security program. This coordinated approach reviews security controls that safeguard our information assets, including payment information, through processes such as security control assessments and third-party penetration testing. Additionally, we utilize tabletop exercises, penetration and vulnerability testing, red team exercises, simulations, and other evaluations to improve our security measures and strategies. We also maintain cybersecurity insurance coverage that provides protection against potential losses arising from certain cybersecurity incidents. Our Chief Digital and Information Officer (“CDIO”), our Chief Information Security Officer (“CISO”) and senior

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members of our information security group are responsible for identifying, assessing and managing risks from cybersecurity threats.

Oversight responsibility over cybersecurity risk is shared by the Board and the Audit Committee, with the Audit Committee being primarily responsible for overseeing risks related to cybersecurity, data protection, privacy and significant emerging technology (e.g., artificial intelligence). The Audit Committee regularly reviews metrics about cyber threat response preparedness, program maturity milestones, risk mitigation status and the current and emerging threat landscape, in addition to the results of third-party reviews and assessments of our security controls. Our CDIO or CISO provide regular cybersecurity updates in the form of written reports and presentations to the Audit Committee at its quarterly meetings, which are also provided to the full Board. We also have protocols by which certain cybersecurity incidents are escalated and, where appropriate, reported to the Audit Committee in a timely manner.

For more information on our cybersecurity risk management, strategy and governance, see “Item 1C. Cybersecurity” of our Annual Report on Form 10-K for the fiscal year ended January 31, 2025.

Artificial Intelligence (AI) Risk Oversight

As part of our focus on the use of AI technology in our business, we developed an AI cybersecurity strategy designed to enable the building of secure and reliable AI systems while also managing ethical, legal, cyber, data privacy and other technology risks. The Company also established an AI Governance Committee, which is composed of leaders across a variety of business, technology, and support functions, to oversee the creation and implementation of risk control and strategic implementation frameworks. The Audit Committee is responsible for overseeing risks related to significant emerging technologies like AI while the Technology Committee retains strategic, operational and investment oversight. The full Board also receives periodic updates from management related to the Company’s AI strategies.

Compensation Committee Advisors

The Compensation Committee has sole authority under its charter to retain compensation consultants and other advisors and to approve such consultants’ and advisors’ fees and retention terms. In 2024, Semler Brossy Consulting Group, LLC acted as the independent compensation consultant and provided the Compensation Committee with advice and support on executive and non-employee director compensation matters. The compensation consultant assists with peer group identification and benchmarking, design of the Company’s executive compensation program and conduct of an annual risk assessment related thereto, review of compensation-related disclosures and related services. A more detailed description of the services performed by the Compensation Committee’s compensation consultant in fiscal 2024 is included in the “Compensation Discussion and Analysis” section of this Proxy Statement.

The Compensation Committee has reviewed and confirmed the independence of its compensation consultant. Neither the compensation consultant nor any of its affiliates provide any services to the Company except for services provided to the Compensation Committee.

How to Communicate with the Board of Directors and Independent Directors

Shareholders and other interested parties can communicate directly with the Board by sending a written communication addressed to the Board or to any member individually in care of Lowe’s Companies, Inc., 1000 Lowes Boulevard, Mooresville, North Carolina 28117. Shareholders and other interested parties wishing to communicate with Mr. Dreiling, as Lead Independent Director, or with the independent directors as a group may do so by sending a written communication addressed to Mr. Dreiling, in care of Lowe’s Companies, Inc. at the above address. Any communication addressed to a director that is received at Lowe’s principal executive offices will be delivered or forwarded to the individual director as soon as practicable. Lowe’s will forward all communications received from its shareholders or other interested parties that are addressed simply to the Board, to the Chairman, to the Lead Independent Director or to the Chair of the committee of the Board whose purpose and function is most closely related to the subject matter of the communication. All such communications are promptly reviewed before being forwarded to the addressee. Lowe’s generally will not forward to directors a shareholder communication that it determines to be primarily commercial in nature or that relates to an improper or irrelevant topic or requests general information about the Company.

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Board Committees

The Board has five current standing committees: the Audit Committee, the Compensation Committee, the Nominating and Governance Committee, the Sustainability Committee and the Technology Committee. The Board may also establish other committees from time to time as it deems necessary. The Board does not have a fixed schedule for rotation of committee membership; however, the Board’s policy generally is to limit Audit Committee, Compensation Committee and Nominating and Governance Committee chair tenure to five years. Committee members and committee chairs are appointed by the Board. The members of these committees as of January 31, 2025 are identified in the following table:

Member

Raul Alvarez		Chair

David H. Batchelder

Scott H. Baxter

Sandra B. Cochran	Chair

Laurie Z. Douglas					Chair

Richard W. Dreiling			Chair

Marvin R. Ellison

Navdeep Gupta

Brian C. Rogers

Bertram L. Scott

Lawrence Simkins

Colleen Taylor

Mary Beth West				Chair

Number of Meetings in Fiscal 2024	9	6	6	3	2

Each of the current committees acts pursuant to a written charter adopted by the Board. A copy of each committee charter and the Corporate Governance Guidelines are available on the Company’s website at ir.lowes.com.

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The following table provides information about the key functions of each of the current standing Board committees, each of which report regularly to the full Board:

Committee	Key Functions and Additional Information
Audit Committee

•  Oversees the Company’s accounting and financial reporting processes, internal controls and internal audit functions.

•  Reviews and discusses with management and the independent registered public accounting firm the annual and quarterly financial statements and earnings press releases.

•  Reviews and discusses the Company’s major financial risk exposures and practices with respect to risk assessment and management, including risks related to data protection, privacy, cybersecurity, artificial intelligence, business continuity and operations, and the steps management has taken to identify, assess, monitor, control, remediate and report such exposures.

•  Oversees the Company’s compliance program with respect to legal and regulatory requirements, including the Company’s Code of Business Conduct and Ethics and the Company’s policies and procedures for monitoring compliance.

•  Reviews and pre-approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm.

•  The Board has determined that four of the five members of the Audit Committee, Messrs. Rogers and Scott and Mses. Cochran and Taylor are each “audit committee financial experts” within the meaning of the SEC rules and that each of the members of the Audit Committee has accounting and related financial management expertise in accordance with the NYSE rules.

Compensation Committee

•  Reviews and approves the design, amounts and effectiveness of the Company’s compensation of the Chief Executive Officer and other executive officers.

•  Makes recommendations to the Board with respect to incentive compensation and equity-based plans that are subject to Board and shareholder approval.

•  Reviews and approves all annual incentive plans for executives and all awards to executives under multi-year incentive plans.

•  Oversees and considers regulatory compliance and any other risks arising from the Company’s compensation policies and practices.

Nominating and Governance Committee

•  Develops and recommends to the Board criteria and qualifications for potential candidates for the Board and its committees.

•  Reviews and makes recommendations to the Board about the size, structure, composition and functioning of the Board and its committees.

•  Assists Board in determining and monitoring director and prospective director independence.

•  Identifies, evaluates and recommends director candidates to the Board.

•  Oversees annual performance evaluation of the Board, the committees of the Board and each individual director.

•  Assesses at least annually and recommends changes to the Board regarding the Company’s Corporate Governance Guidelines.

•  Reviews and approves or disapproves related person transactions.

Sustainability Committee

•  Assists the Board in discharging its responsibilities relating to oversight of the Company’s sustainability strategies and initiatives and to review the Company’s position on significant environmental and social issues.

•  Reviews, discusses and provides feedback to management on the Company’s programs, policies and practices pertaining to the Company’s environmental and social responsibility issues and impacts to support the sustainable growth of the Company.

•  Monitors the Company’s performance against relevant external sustainability indices and reviews the Company’s annual Corporate Responsibility Report.

•  Reviews and makes recommendations to the Board regarding responses to shareholder proposals encompassing matters overseen by the Committee.

Technology Committee

•  Assists the Board in providing oversight of technology, e-commerce and related innovation matters.

•  Reviews, discusses and provides feedback on management’s reports and recommendations on topics related to the Company’s approach to technology, artificial intelligence, e-commerce and related innovation strategy, including the evolution of the Company’s technology infrastructure; plans and budget; technology developments, acquisitions and investments; risks associated with technology strategy; and the integration of such efforts with the Company’s overall strategy.

•  Monitor and oversees issues relating to significant emerging technology, e-commerce and innovation trends that may affect the Company’s strategy.

24	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Certain Beneficial Owners and Management

The following table provides information about the beneficial ownership of common stock as of March 24, 2025, except as otherwise noted, by each person known by the Company to beneficially own more than 5% of the outstanding shares of common stock, as well as each director, nominee for director, named executive officer and all current directors and executive officers as a group. Except as otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the securities indicated as beneficially owned by such person, subject to community property laws where applicable. Unless otherwise indicated, the address for each of the beneficial owners is c/o Lowe’s Companies, Inc., 1000 Lowes Boulevard, Mooresville, North Carolina 28117.

Name or Number of Persons in Group	Number of Shares(1)		Percent of Class

Raul Alvarez	38,896		*

David H. Batchelder	37,210		*

Scott H. Baxter	1,884		*

William P. Boltz	89,573		*

Sandra B. Cochran	15,231		*

Laurie Z. Douglas	16,357		*

Richard W. Dreiling	36,978		*

Marvin R. Ellison	813,822		*

Seemantini Godbole	77,010		*

Navdeep Gupta	13		*

Joseph M. McFarland III	225,948		*

Brian C. Rogers	18,960		*

Bertram L. Scott	13,731		*

Lawrence Simkins	1,013		*

Brandon J. Sink	51,715		*

Colleen Taylor	2,240		*

Mary Beth West	3,177		*

Current Directors and Executive Officers as a Group (21 total)	1,622,124	(2)	*

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	51,015,444		9.1	%(3)

BlackRock, Inc. 50 Hudson Yards New York, NY 10001	39,882,058		7.1	%(4)

*	Represents holdings of less than 1%.

(1)

Includes shares that may be acquired or issued within 60 days through exercise of stock options, settlement of performance share unit awards upon vesting or settlement of deferred stock units upon termination of employment or Board service under the Company’s stock plans as follows: Mr. Alvarez —38,896 shares; Mr. Batchelder — 8,960 shares; Mr. Baxter — 1,884 shares; Mr. Boltz — 54,170 shares; Ms. Cochran — 13,731 shares; Ms. Douglas — 16,357 shares; Mr. Dreiling — 36,978 shares; Mr. Ellison — 552,085 shares; Ms. Godbole— 46,806 shares; Mr. Gupta— 13 shares; Mr. McFarland III — 171,849 shares; Mr. Rogers — 8,960 shares; Mr. Scott — 13,731 shares; Mr. Simkins— 13 shares; Mr. Sink — 31,241 shares; Ms. Taylor — 2,211 shares; Ms. West — 3,177 shares; and current directors and executive officers as a group (21 total) — 1,089,575 shares. Excludes shares issuable under 2024 deferred stock units granted to directors, which are subject to a vesting period adopted under the Company’s 2006 Long Term Incentive Plan as amended and restated effective May 27, 2022, but includes deferred stock unit dividend equivalents credited with respect to such grants.

(2)	Includes 178,366 shares beneficially owned by other current executive officers not individually listed in the table.

(3)

Shares held at December 29, 2023, according to a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group, Inc. (“Vanguard”). The Schedule 13G/A reported that Vanguard had sole voting power over no shares, shared voting power over 757,620 shares, sole investment power over 48,540,818 shares and shared investment power over 2,474,626 shares.

(4)

Shares held at December 31, 2023, according to a Schedule 13G/A filed with the SEC on January 26, 2024 by BlackRock, Inc. (“BlackRock”). The Schedule 13G/A reported that BlackRock had sole voting power over 35,533,173 shares, shared voting power over no shares, sole investment power over 39,882,058 shares and shared investment power over no shares.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	25

Compensation Discussion and Analysis

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) explains the key elements of our executive compensation program and compensation decisions as they relate to the following named executive officers (“NEOs”) of the Company in the 2024 fiscal year:

Marvin R. Ellison	Chairman, President and Chief Executive Officer

Brandon J. Sink	Executive Vice President, Chief Financial Officer

Joseph M. McFarland III	Executive Vice President, Stores

William P. Boltz	Executive Vice President, Merchandising

Seemantini Godbole	Executive Vice President, Chief Digital and Information Officer

Our CD&A is organized as follows:

26	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Compensation Discussion and Analysis

EXECUTIVE SUMMARY

I. EXECUTIVE SUMMARY

We seek to generate long-term sustainable shareholder value by driving operational excellence throughout the enterprise, consistently generating high levels of cash flow and optimizing our capital deployment. We have demonstrated a strong commitment to returning capital to our shareholders and continued dividend growth since 1961.

$47.5 Billion	32.0%
CASH FLOWS FROM OPERATIONS IN THE LAST FIVE YEARS	2024 ROIC*

4.6%	$11.2 Billion	$42.3 Billion
2024 PER SHARE INCREASE IN ANNUAL DIVIDEND	DIVIDENDS PAID IN THE LAST FIVE YEARS	SHARES REPURCHASED IN THE LAST FIVE YEARS

For the second year in a row, our total shareholder return (“TSR”) has been positive over one-year, three-year and five-year periods, and we have outperformed our Peer Group in each period.

   TSR data is as of January 31, 2025, the Company’s fiscal year end.

(1) Includes companies in the Peer Group identified on page 36.

Fiscal 2024 Financial Highlights and Incentive Program Outcomes

In fiscal 2024, we delivered solid financial performance despite a challenging macroeconomic backdrop – with total sales of more than $83 billion, diluted EPS of $12.23 and adjusted diluted EPS* of $11.99. Despite lower sales, we delivered operating margin of 12.5% and adjusted operating margin* of 12.3% through our disciplined cost management and focus on our productivity initiatives. We also delivered growth in Pro and online, two of our key growth drivers within our Total Home strategy. We continue to invest in supply chain, technology and omnichannel capabilities to put us in a strong position to take share when the home improvement market recovers.

*

ROIC is calculated using a non-GAAP financial measure, and adjusted diluted EPS and adjusted operating margin are non-GAAP financial measures. Refer to Appendix A for the calculation of ROIC and a reconciliation of non-GAAP measures.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	27

Compensation Discussion and Analysis

EXECUTIVE SUMMARY

We expected a decline in the home improvement market in 2024 and comparable sales down 2 to 3% due to macroeconomic uncertainty. Our incentive goals were set based on that expectation and aligned with our financial guidance provided to investors at the beginning of the fiscal year. However, given lower than expected DIY sales and a home improvement industry backdrop that was more challenging than anticipated, our overall financial performance relative to sales and operating income goals established at the beginning of the fiscal year was slightly below our expectations, and our performance on our strategic goals was above our expectations. These results are reflected in our annual incentive awards paying out at 98.24% of target, as described in more detail below.

Our multi-year ROIC results and our performance on relative TSR compared to peers and the S&P 500 is reflected in the payout of our performance share unit awards for 2022 to 2024. Our average adjusted ROIC of 35.4% for the three-year period ending in 2024 reflected performance below our target goal of 36.0% set at the beginning of the period. Additionally, our TSR was at the median of the companies in the S&P 500 Index. These long-term results are reflected in the 91.84% of target payout of our performance share unit awards.

Overall, we believe our incentive programs are aligned with important inputs to shareholder value creation and these incentive outcomes reflect our strong commitment to aligning pay and short and long-term performance within our executive compensation programs.

Our Total Home Strategy

In 2020, we unveiled our Total Home strategy to grow our market share by providing a one-stop solution for every project across the home for both DIY and Pro customers. In fiscal 2024, we continued to execute on our Total Home strategy by remaining focused on serving the Pro customer, accelerating our online business, expanding installation services, improving localization efforts and elevating our product assortment. Through the execution of our strategy over the last four years, we have grown our Pro and online sales despite pressures in the home improvement market.

At our Analyst and Investor Conference in December 2024, we updated our Total Home strategy, aligned with the key drivers of home improvement demand, to better position the Company to take market share when the home improvement market recovers. Our Total Home strategy is designed to help our customers solve their total home improvement needs with more value and exceptional service. Looking ahead, in addition to continuing our focus on growing Pro customer and online sales, we will focus on (i) expanding home services to create a high-value installation solution for both smaller refreshes and more complex projects, (ii) creating a robust loyalty ecosystem for both our DIY and Pro customers and (iii) increasing space productivity by optimizing assortments. We are confident that we are making the right investments in the business to grow market share, generate long-term growth and continue to create sustainable shareholder value.

28	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Compensation Discussion and Analysis

EXECUTIVE SUMMARY

Compensation Philosophy and Objectives

Our long-term ability to generate sustained shareholder returns, drive improvement in financial results and become the employer of choice in retail depends on our ability to attract and retain highly talented leaders who are committed to our mission, growth and strategy. Our executive compensation program is designed to drive long-term shareholder value by aligning our business strategies and operating priorities with shareholders’ interests and rewarding executives for growth in the Company’s sales and earnings. A significant portion of compensation is based on variable pay arrangements that align pay with performance against metrics tied to our strategy and business plan with a balanced focus on top- and bottom-line growth.

The primary objectives of our executive compensation program are to:

•	Attract and retain executives who have the requisite leadership skills to support the Company’s culture and strategic growth priorities;

•	Maximize long-term shareholder value through alignment of executive and shareholder interests;

•	Align executive compensation with the Company’s business strategies, which are focused on driving operational excellence and better serving our customers; and

•

Provide target total compensation that is competitive to market, with an opportunity to earn above target pay when the Company delivers results that exceed performance targets, and below target pay when the Company falls short of performance targets.

Fiscal 2024 Executive Compensation

We have a long-standing commitment to pay for performance and provide a significant portion of compensation opportunities through variable pay arrangements. These arrangements are designed to hold our executive officers accountable for business results and reward them for consistently strong financial performance and the creation of value for our shareholders. To align pay with performance, our incentive compensation programs use objective pre-established performance measures: sales, operating income, inventory turnover and Pro sales growth for our annual incentive plan and ROIC, along with a relative TSR modifier, for our performance share units. We believe these financial metrics motivate management to create sustainable shareholder value. Each of these performance measures is further described beginning on page 38.

Our fiscal 2024 executive compensation program consisted of the following elements:

•	Base salary

•	Annual incentive awards

•	Long-term equity awards granted in the form of:

• Performance share unit awards (“PSUs”) • Stock options • Restricted stock awards (“RSAs”)

•	Retirement, health and severance benefits

•	Limited perquisites

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	29

Compensation Discussion and Analysis

EXECUTIVE SUMMARY

Our compensation mix is heavily performance-based with 73% of the CEO’s and 68% of the other NEOs’ average annualized target compensation at-risk and contingent upon the achievement of performance objectives or relative and absolute share price performance. Additionally, 77% of the CEO’s and 71% of the other NEOs’ average compensation is in the form of long-term incentives.

How Our Executive Compensation is Tied to Performance

A significant portion of our executive compensation program is performance-based with a balanced focus on top- and bottom-line growth and strategic initiatives. The performance metrics, weightings and award mix for fiscal 2024 annual and long-term incentive programs remained unchanged from the prior year. The metrics determined by the Compensation Committee, as described below, incentivize our executives to focus on operational objectives that are expected to drive sustainable shareholder value.

•

Annual Incentive Awards: Payout is based on the Company’s achievement of financial (sales and operating income) and strategic (inventory turnover and Pro sales growth) goals. Threshold performance objectives must be achieved for any payout to be earned.

•

PSUs: Payout is based on the Company’s achievement of (i) a three-year average goal based on ROIC, which is a comprehensive financial metric measuring both operating profit and effective capital deployment designed to motivate management to generate sustained profitable growth over time while balancing the Company’s effectiveness at allocating capital to drive future investment and growth, and (ii) a relative TSR modifier, which compares the Company’s TSR to the median TSR of companies listed in the S&P 500 Index over a three-year period. Threshold performance objectives must be achieved for any awards to be earned.

•	Stock Options: Realized value for stock option awards is based on the increase in the market value of our common stock relative to the value when the award was granted.

Based on our performance in fiscal 2024, the CEO and other NEOs received the following payouts of performance-based compensation:

•

Annual incentive payouts were determined based on overall performance between threshold and target for sales and operating income (as adjusted) and above target performance for inventory turnover and Pro sales growth metrics. Overall award payouts for the NEOs were at 98.24% of target.

•	PSUs for the 2022-2024 performance period paid out at 91.84% based on adjusted ROIC performance between threshold and target performance and median relative TSR.

30	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Compensation Discussion and Analysis

EXECUTIVE SUMMARY

Committed to Strong Compensation Governance Practices

WHAT WE DO	WHAT WE DON’T DO

Target the majority of NEO compensation to be performance-based, at-risk and long-term oriented	Provide single-trigger severance payments or vesting or tax gross-ups following change-in-control

Assess the design and alignment of our incentive plans in relation to performance goals, business strategy, organizational priorities and shareholder interests on an annual basis	Permit hedging, pledging or unauthorized trading of the Company’s securities by our executives or directors

Assess compensation-related risks associated with regulatory, shareholder and market changes on an annual basis	Grant discounted stock options, extend the original option term, reprice or exchange underwater options without shareholder approval

Assess peer group composition, financial and stock price performance and competitive compensation practices on an annual basis	Provide an evergreen provision in our long-term incentive plan

Use different metrics in annual and long-term incentive plans	Provide employment agreements to executives

Maintain a fully independent Compensation Committee, which retains an independent compensation consultant	Provide excessive perquisites

Maintain robust clawback policies applicable to cash and equity incentive-based compensation of senior executives if there is a financial restatement or if senior executives engage in misconduct

Limit incentive payouts as a percentage of target awards

Require significant stock ownership by all senior executives

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	31

Compensation Discussion and Analysis

COMPENSATION ELEMENTS

Annual Say-on-Pay Vote and Shareholder Engagement

The Board and the Compensation Committee carefully consider the results of our shareholders’ annual advisory “say-on-pay” vote. Our shareholders continue to express strong support for the Company’s executive compensation program with the Company receiving 92% advisory approval in 2024. This is consistent with the level of shareholder support received over the past 10 years. In consideration of this continued support and its belief that the program continues to promote our strategy and drive performance, the Compensation Committee maintained the principal features and performance-based elements of the executive compensation program for 2024. At the Annual Meeting, the Company’s shareholders will again have the opportunity to express support of our executive compensation program through the advisory say-on-pay vote included as Proposal 2 in this Proxy Statement.

As discussed in the “Proxy Summary” section of this Proxy Statement, we regularly engage with our institutional shareholders to understand the issues that matter most to them. During meetings we held since the beginning of 2024, we discussed key corporate governance, sustainability and human capital management topics and shared our thoughts on the Compensation Committee’s approach to setting executive compensation. Overall, with respect to our compensation program, we received generally positive feedback on its structure, evolution and responsiveness, including the metrics in our annual and long-term incentive plans and their tie to Company strategy and alignment with shareholder value creation.

II. COMPENSATION ELEMENTS

To support our compensation philosophy and objectives, the Compensation Committee has designed the executive compensation program with an appropriate balance between both annual and long-term compensation, as well as between fixed and at-risk pay. The largest portion of our executive compensation program is based upon achieving the Company’s financial and strategic performance objectives and contingent on achievement of challenging performance hurdles. The Board places significant emphasis on the long-term success of the Company and strong alignment with the interests of our shareholders, customers, associates and the communities in which we operate. Accordingly, long-term incentive award opportunities, as a percentage of total compensation, are significantly greater than annual incentive award opportunities.

32	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Compensation Discussion and Analysis

COMPENSATION ELEMENTS

The following table lists the key elements of the Company’s 2024 executive compensation program:

Note: Compensation mix shown in the preceding table reflects annualized target for CEO compensation. The average annualized compensation mix for our other NEOs is as follows: base salary (14%), annual incentive awards (15%) and long-term incentive awards (71%) with the same award mix of PSUs, stock options and RSAs as shown above.

(1)

Under the terms of these award agreements, executives must maintain employment with the Company during the three-year period, unless earlier terminated due to death, disability or qualified retirement (as defined in the grant agreement), to earn the awards.

(2)

ROIC is computed by dividing the Company’s lease adjusted net operating profit after taxes for the year by the average of the Company’s invested capital as of the beginning and end of the fiscal year. “Invested capital” for these purposes means the average of current year and prior year ending debt and shareholders’ (deficit)/equity. See Appendix A for our fiscal 2024 ROIC calculation. The return percentages for each fiscal year in the performance period are averaged to yield a ROIC measure for the three-year performance period.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	33

Compensation Discussion and Analysis

COMPENSATION ELEMENTS

We also provide broad-based financial and health and welfare benefits on the same terms and conditions applicable to all eligible associates, including a 401(k) Plan with Company match, a non-qualified deferred compensation plan and 401(k) benefit restoration plan with Company match, comprehensive group health insurance, voluntary life, disability and accident benefits, a discounted employee stock purchase plan and other benefits, such as reimbursement of costs associated with tax and financial planning, an annual physical examination, individual disability insurance and limited personal use of corporate aircraft, each of which are designed to enhance productivity and encourage the attraction and retention of top talent. Additionally, we maintain a severance plan for senior officers, which provides for severance payments, the continuation of health care benefits and Company-paid outplacement services in the event of a termination of employment with the Company under qualifying circumstances.

34	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Compensation Discussion and Analysis

COMPENSATION DECISION-MAKING PROCESS

III. COMPENSATION DECISION-MAKING PROCESS

Role of the Compensation Committee

The Compensation Committee, which currently consists of five independent directors, is responsible for developing and administering our executive compensation program. The Compensation Committee works closely with its independent compensation consultant and meets regularly – approximately six times each year – with additional meetings if and as appropriate, to make decisions related to our executive compensation programs and the compensation of our CEO (with the approval of the independent directors of the Board) and the Company’s executive officers. The Compensation Committee reports its actions to the Board at the Board meeting following each Compensation Committee meeting. The Compensation Committee’s responsibilities include approving:

•	Compensation philosophy and strategy;

•	Compensation of executive officers;

•	Annual and long-term incentive metrics and performance goals;

•	Achievement of goals in annual and long-term incentive plans;

•	Peer groups of companies used for assessing market compensation levels, pay practices and performance; and

•	CD&A disclosure in the annual proxy statement.

The full description of the Compensation Committee’s authority and responsibilities is provided in the Compensation Committee charter, which is available on our Company website at ir.lowes.com.

Role of the Independent Compensation Consultant

The Compensation Committee directly engages and regularly consults with Semler Brossy Consulting Group, LLC, its independent compensation consultant for ongoing executive compensation matters. The Compensation Committee’s compensation consultant reports directly to the Compensation Committee and does not provide any services to the Company other than the consulting services for the Compensation Committee. The Compensation Committee has assessed the independence of its compensation consultant pursuant to the independence factors specified by applicable SEC rules (as incorporated into the NYSE listing standards) and concluded that no conflict of interest exists that would prevent its compensation consultant from independently representing the Compensation Committee. During the 2024 fiscal year, Semler Brossy Consulting Group, LLC performed the following services:

•	Attended all Compensation Committee meetings;

•	Advised the Compensation Committee on the design of the Company’s annual and long-term incentive plans (including the selection of the performance metrics and assessment of performance goals);

•	Provided the Compensation Committee with an external perspective on the reasonableness and competitiveness of our executive compensation program;

•	Reviewed the selection of the peer groups of companies used for assessing market compensation levels, pay practices and performance;

•	Provided periodic updates and guidance on regulatory and governance trends impacting compensation;

•	Assessed the alignment of CEO compensation with Company performance;

•	Assisted the Compensation Committee in conducting its annual risk assessment of our executive compensation programs; and

•	Reviewed and discussed compensation-related proxy statement disclosures.

Role of Management

When making decisions on executive compensation, the Compensation Committee considers input from the Company’s Executive Vice President, Human Resources who works most closely with the Compensation Committee, both in providing information and analysis for review and in advising the Compensation Committee concerning compensation decisions (except as it relates specifically to her compensation and the compensation of our CEO). Our CEO reviews the performance of the NEOs (other than himself) and other executive officers and provides recommendations on executive officer compensation for the Compensation Committee’s consideration. The Compensation Committee reviews and discusses pay decisions related to the CEO in executive sessions without the CEO or any other members of management present.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	35

Compensation Discussion and Analysis

COMPENSATION DECISION-MAKING PROCESS

Compensation Market Data and Peer Group

Each year, the Compensation Committee reviews the peer group companies used to assess compensation and performance with the advice of the independent compensation consultant. The Compensation Committee considered data from two sources for fiscal 2024: the Peer Group and the Survey Group.

The Peer Group is comprised of retail and customer service companies selected for direct relevance to Lowe’s business using the following criteria:

•	Headquartered in the United States with publicly-traded securities listed on a major U.S. exchange;

•	Operating in the Consumer Discretionary or Food & Staples retail sectors;

•	Annual revenue greater than approximately $20 billion; and

•	Retail or customer service-based business model.

The companies in the Peer Group for fiscal 2024 were:

Best Buy Co., Inc.	Costco Wholesale Corporation	CVS Health Corporation
Dollar General Corporation	Macy’s, Inc.	NIKE, Inc.
Starbucks Corporation	Target Corporation	The Home Depot, Inc.
The Kroger Co.	The TJX Companies, Inc	Walgreens Boots Alliance, Inc.
Walmart, Inc.

The Peer Group for fiscal 2024 did not change from the prior year. Peer Group compensation data is obtained from publicly available proxy statements.

PEER GROUP DATA FOR FISCAL 2024(1)
				TSR
	Revenues ($ in millions)	Market Capitalization ($ in millions)	Operating Income ($ in millions)	1-year	3-year	5-year
75th Percentile	$152,669	$140,284	$ 9,285	29.7%	51.5%	125.7%
50th Percentile	$107,412	$ 71,075	$ 5,797	18.1%	0.7%	39.9%
25th Percentile	$ 43,452	$ 18,356	$ 2,453	-19.2%	-42.7%	-2.5%
Lowe’s Companies, Inc.	$ 86,377	$146,832	$11,557	20.7%	17.4%	144.7%
Percentile Ranking	46.7%	75.2%	78.9%	68.0%	57.6%	80.3%

Source: S&P Capital IQ

(1)

Revenues and operating income are as of each company’s latest reported fiscal year as of January 31, 2025, which for Lowe’s is fiscal 2023. Market capitalization and TSR are as of January 31, 2025, which aligns with Lowe’s fiscal year end date.

The Survey Group is comprised of the Peer Group (other than Costco Wholesale Corporation) and other retail companies that we compete with for executive talent, generally with over $10 billion in annual revenue, and participate in a proprietary survey conducted by Korn Ferry. The Compensation Committee uses a wider range of revenue in the Survey Group to provide for a robust sample of market data for compensation benchmarking.

At its January 2024 meeting, the Compensation Committee reviewed detailed compensation benchmarks based on the two groups described above. Given differences in role, experience, performance and other challenges directly comparing NEO roles other than the CEO across companies, these benchmarks served as a reference point, rather than a formula-driven outcome, in determining adjustments to target total compensation levels for the NEOs.

36	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Compensation Discussion and Analysis

FISCAL 2024 COMPENSATION ACTIONS

IV. FISCAL 2024 COMPENSATION ACTIONS

Base Salary Adjustments

The Compensation Committee reviews and adjusts the NEO base salaries each year after it has considered competitive benchmark and relative compensation positioning, which includes consideration of:

•	Market adjustments;

•	Internal alignment;

•	Experience in the role; and

•	Performance and any changes to roles or responsibilities.

Given the Company’s strong performance under Mr. Ellison’s leadership, the Board approved a salary increase of 3.4% for Mr. Ellison, which is the first base salary increase he received since his appointment as CEO in 2018. Additionally, Mr. Sink received a salary increase of 6% to recognize his contributions and to provide competitive pay that aligns with broader market benchmarking. Further, as a result of the review and consideration of the factors in the preceding paragraph, Messrs. McFarland and Boltz and Ms. Godbole received salary increases of between 2.0%-4.0% for 2024 as set forth in the table below.

In 2024, the Compensation Committee approved the following base salaries for the NEOs:

Name and Position	2023 Base Salary	2024 Base Salary	% Increase
Marvin R. Ellison Chairman, President and Chief Executive Officer	$1,450,000	$1,500,000	3.4%
Brandon J. Sink Executive Vice President, Chief Financial Officer	$721,000	$764,300	6.0%
Joseph M. McFarland III Executive Vice President, Stores	$860,600	$877,800	2.0%
William P. Boltz Executive Vice President, Merchandising	$844,400	$869,700	3.0%
Seemantini Godbole Executive Vice President, Chief Digital and Information Officer	$782,300	$813,600	4.0%

Annual Incentive Awards

Our annual incentive plan provides each NEO the opportunity to receive an annual cash award based on the Company’s achievement of pre-determined financial and strategic performance goals. The formula for computing annual incentive payouts is as follows:

BASE SALARY		TARGET AWARD PERCENTAGE (% of Base Salary)		PERFORMANCE GOAL ACHIEVEMENT LEVEL (% of Target Level)

Base salary eligible earnings in fiscal

year 2024 with 2023
and 2024 base salaries pro-rated for the number of days in the fiscal year prior to and following the March 2024 effective date for 2024 base salary adjustments

	X	• 200% of base salary for the CEO • 100% of base salary for other NEOs	X	• Threshold percentage for all NEOs was 25% of target • Maximum opportunity of 200% of target for all performance metrics	=	ANNUAL INCENTIVE AWARD EARNED

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	37

Compensation Discussion and Analysis

FISCAL 2024 COMPENSATION ACTIONS

The following table describes the financial and strategic goals for the 2024 annual incentive awards and the weighting assigned to each goal, which are the same for all of the NEOs:

	Performance Metric			Metric Weighting
		Description	Performance Measured By
Financial Goals	Sales	Rewards NEOs on effective merchandising, driving market share gains and the enhancement of the Company’s omnichannel sales and marketing	Company sales	40%
	Operating Income	Rewards NEOs for profitability of Company operations and focuses management on operational efficiency and expense management	Company operating income	40%
Strategic Goals	Inventory Turnover	Rewards NEOs for focusing on improving inventory management, which generates cash flow for investing in the business and returning value to shareholders	Cost of goods sold / average inventory	10%
	Pro Sales Growth	Rewards NEOs for focusing on growing Pro market share, which drives long-term sustainable sales growth and profitability for the business	Percentage increase in Pro customer sales over the prior fiscal year	10%

For fiscal 2024, the Compensation Committee approved the terms for our annual incentive awards, maintaining the same performance metrics and weightings used in recent years, which the Compensation Committee determined continue to align with the Company’s strategic growth priorities. In light of the macroeconomic uncertainty expected at the time that goals were set, the Committee established an additional performance level of “below target” that provides an 85% payout for performance that does not achieve target but is above threshold, which the Committee believes provides our NEOs additional motivation in a pressured macroeconomic environment.

38	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Compensation Discussion and Analysis

FISCAL 2024 COMPENSATION ACTIONS

The Compensation Committee determines annual incentive plan performance goals after the Company reports earnings for the prior fiscal year and establishes goals that:

•	Are sufficiently rigorous based on the Company’s strategy, annual internal operating plan and financial guidance provided to investors for the upcoming fiscal year;

•	Appropriately consider both prior year performance and the anticipated impact of the macroeconomic environment on future business conditions for the Company; and

•	Motivate management to create sustainable shareholder value, both during the performance period and over the long term.

	Performance Metric	How 2024 Goals Were Set
Financial Goals	Sales

•  Target set consistent with the midpoint of our 2024 sales guidance range provided to the market on February 27, 2024 and slightly below 2023 actual performance considering headwinds related to the challenging macroeconomic environment

•  Wider performance goals to manage macroeconomic uncertainty with (i) threshold set approximately $4.6 billion below our guidance range and (ii) maximum set approximately $8.2 billion above our guidance range and slightly above fiscal 2023’s maximum goal

Operating Income

•  Target derived from the midpoint of our 2024 operating margin guidance range provided to the market on February 27, 2024 and slightly lower than 2023 adjusted results

•  Wider performance goals for threshold and maximum reflecting the same challenges affecting sales goals to manage macroeconomic uncertainty and maximum set slightly below fiscal 2023’s maximum goal

Strategic Goals	Inventory Turnover	• Target set slightly below 2023 actual performance, reflecting the same macroeconomic challenges affecting financial goals • Maximum set slightly above fiscal 2023 maximum goal
Pro Sales Growth

•  Target set at 1.7% based on exceeding market growth expectations for the Pro customer over fiscal 2023

•  Maximum set aligned with fiscal 2022 and 2021 maximum goals following fiscal 2023 performance between threshold and target

The Compensation Committee’s objectives in administering our annual incentive plan are to cause incentive awards to be calculated on a comparable basis from year-to-year and to ensure that plan participants are incentivized and rewarded appropriately for Company performance. For these reasons, the Compensation Committee may make adjustments to the achievement under each performance goal at its discretion and has adopted adjustment guidelines. The adjustment guidelines provide the Committee flexibility to approve adjustments to incentive plan compensation in certain circumstances, including adjustments to account for (i) amounts required to be reported separately under applicable accounting standards as extraordinary items, (ii) gains or losses as a result of changes in accounting principles, (iii) impact of changes in tax regulations, (iv) business results from unplanned acquisitions and divestitures, (v) costs and any other non-recurring items related to acquisition and divestiture activity, (vi) unplanned debt restructuring costs or costs associated with change in capital structure, (vii) costs of significant unplanned initiatives or investments and (viii) significant changes to stock buyback programs or capital restructuring.

The guidelines also provide that adjustments may be made in certain cases depending on the relevant facts and circumstances to account for: (i) impact of foreign currency fluctuations, (ii) impact of tariffs and unanticipated regulatory and policy changes, (iii) asset impairments or write-offs, including store closing costs, (iv) restructuring costs, (v) litigation costs and settlements for historical transactions, (vi) timing impact for items accelerated or delayed near year-end, (vii) acts of God and (viii) impact of global pandemics and public health emergencies.

In February 2025, the Compensation Committee reviewed the Company’s 2024 performance results relative to the goals to determine the annual incentive awards earned under the annual incentive plan for fiscal year 2024. The Company’s 2024 performance results were between threshold and target for sales and operating income (as adjusted) and above target performance for inventory turnover and Pro sales growth metrics. Consistent with the adjustment guidelines’ provisions for non-recurring items related to divestitures and adjustments made in prior years, the Compensation Committee determined to exclude a $177 million gain associated with the Company’s fiscal 2022 sale of its Canadian retail business for purposes of determining operating income performance. This adjustment had the overall effect of modestly reducing the achievement result for operating income performance and thus, the overall payout for this year.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	39

Compensation Discussion and Analysis

FISCAL 2024 COMPENSATION ACTIONS

Based on the performance metrics established by the Compensation Committee and the Compensation Committee’s assessment of the Company’s 2024 performance, the Compensation Committee determined that Lowe’s achieved 98.24% of the target incentive opportunities for the NEOs.

*	Dollars in millions.
(1)	The Compensation Committee approved an adjustment to operating income as described on page 39.
(2)	Pro sales growth is based on fiscal year-over-year performance.

Based on results of the performance metrics approved by the Compensation Committee, the NEOs earned the following annual incentive awards for 2024:

Name	Base Salary(1)	x	Target Award % (% of Base Salary)	x	Performance Goal Achievement Level (% of Target)	=	Actual Award Earned

Marvin R. Ellison	$1,494,231		200%		98.24%		$2,935,865

Brandon J. Sink	$759,304		100%		98.24%		$745,940

Joseph M. McFarland III	$875,815		100%		98.24%		$860,401

William P. Boltz	$866,781		100%		98.24%		$851,525

Seemantini Godbole	$809,988		100%		98.24%		$795,733

(1)

Based on base salary eligible earnings in fiscal year 2024 with 2023 and 2024 base salaries pro-rated for the number of days in the fiscal year prior to and following the March 2024 effective date for 2024 base salary adjustments

40	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Compensation Discussion and Analysis

FISCAL 2024 COMPENSATION ACTIONS

Long-Term Equity Awards

In March each year, the Compensation Committee approves a long-term equity award for each executive officer with a target value, expressed as a percentage of base salary, and for 2024 approved an equity award mix for the NEOs of:

•	50% PSUs

•	25% stock options

•	25% time-vested RSAs

Target awards are determined based on each executive officer’s position and level of responsibility, the Company’s historical grant practices and market benchmarks reviewed annually by the Compensation Committee. For fiscal 2024, the NEOs’ target awards as a percentage of base salary were not changed from the targets used in fiscal 2023.

2024 Award Mix. For 2024, the Compensation Committee did not change the award mix and weightings from the prior year. The Compensation Committee believes the mix of equity award types continues to create an appropriate balance between providing incentive compensation for the achievement of Company-specific performance measures (PSUs), increases in the market value of the common stock (stock options) and retention (RSAs).

2024 Target Value. The following table reflects the target value of long-term equity awarded to each NEO for 2024, both expressed as a percentage of base salary and in dollars.

	2024 Target Long-Term	Target Total Equity
Name	% of Base Salary(1)	Award Value ($000s)(2)

Marvin R. Ellison	1,000%	$15,000

Brandon J. Sink	450%	$3,439

Joseph M. McFarland III	500%	$4,389

William P. Boltz	500%	$4,349

Seemantini Godbole	450%	$3,661

(1)	Base salary considered for long-term incentive plan purposes is as of April 1, 2024.

(2)	Target total equity award values are rounded to the nearest thousand dollars.

2024 PSU Performance Metrics. The Compensation Committee determined that the PSUs awarded in 2024 will be earned based on the Company’s ROIC for the three-year performance period of fiscal years 2024 through 2026 and the relative TSR modifier.

ROIC is computed by dividing the Company’s lease adjusted net operating profit after taxes for the year by the average of the Company’s invested capital as of the beginning and end of the fiscal year. Invested capital for these purposes means the average of the current year and prior year ending debt and shareholders’ (deficit)/equity. See Appendix A for our fiscal 2024 ROIC calculation. The return percentages for each fiscal year in the performance period are averaged to yield a ROIC measure for the three-year performance period. The Compensation Committee believes strong ROIC performance is aligned with creating long-term value for the Company’s shareholders. Specifically, ROIC is a comprehensive long-term financial metric that incorporates both operating profit and effective capital deployment in the calculation. This metric motivates management to generate sustained profitable growth over time while balancing the Company’s effectiveness at allocating capital to drive future investment and growth.

The relative TSR modifier also helps align executive outcomes with the creation of long-term shareholder value by reducing payouts when the Company’s TSR underperforms the median performance of companies listed in the S&P 500 Index and increasing payouts when the Company’s TSR outperforms the median performance of companies listed in the S&P 500 Index, subject to a 200% cap on payouts.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	41

Compensation Discussion and Analysis

FISCAL 2024 COMPENSATION ACTIONS

The chart below illustrates how the relative TSR modifier influences the payout opportunity of the 2024 PSU performance award to range from 34% of target at threshold performance to 200% of target at maximum performance:

Target Number of PSUs Granted		ROIC Performance Level	Payout Percentage (% of Target Award)(1)		Lowe’s 3-Year TSR Percentage Spread from Median of Companies in S&P 500 Index	Modifier(1)		PSU Performance Level	Final Payout Opportunity (% of Target Award)(1)
		Maximum	150%		≥+20%	1.33x		Maximum	200%
	x	Target	100%	x	0%	1.00x	=	Target	100%
		Threshold	50%		≤ (20)%	0.67x		Threshold	34%
		<Threshold	0%					<Threshold	0%

(1)	Performance between discrete points will be interpolated; TSR modifier cannot be lower than 0.67x or higher than 1.33x; if ROIC is below threshold, there will be no payout.

In line with the factors described above in setting targets for annual incentive awards, the Compensation Committee determines ROIC targets in the year the PSUs are granted, with an aim to set goals that are sufficiently rigorous based on the Company’s internal long range plan, appropriately consider recent performance and the potential impact of the macroeconomic environment, and motivate management to create sustainable shareholder value over the long-term.

2022 PSU Awards. The performance period for the PSUs awarded in 2022 (the “2022 PSUs”) ended on January 31, 2025, the last day of the 2024 fiscal year. The 2022 PSUs were eligible to be earned based on the Company’s average ROIC and relative TSR performance for fiscal years 2022 through 2024.

The Compensation Committee based the target ROIC performance level for the 2022 PSUs on achievement of average ROIC goals over the performance period. Threshold and maximum ROIC performance levels were set at 90% and 110%, respectively, of the target performance level. Based on the target performance level set by the Compensation Committee, the Company’s adjusted ROIC performance as determined by the Committee, and relative TSR performance during the performance period, 91.84% of the 2022 PSUs were earned and converted into shares of common stock. For purposes of determining the Company’s ROIC performance and the number of PSUs earned, the Compensation Committee determined to exclude, consistent with its adjustment guidelines and with its treatment of prior years’ PSU awards, the cumulative impact of the Company’s fiscal 2022 sale of its Canadian retail business on net operating profit after taxes of $2.2 billion and average invested capital of $1.1 billion (which would have reduced three-year average ROIC by 2.42%).

Performance Metric	Threshold	Target	Maximum	2022-2024 Adjusted Performance	TSR Modifier	Performance Goal Achievement (% of Target)
ROIC	32.4%	36.0%	39.6%	35.4%	1.00(1)	91.84%

(1)	Based on Lowe’s fiscal year 2022-2024 TSR spread exceeding the median performance of companies listed in the S&P 500 Index by 0.27%.

2024 Stock Option Awards. The Compensation Committee views options as performance-based incentive compensation as they provide no realizable value to recipients if our share price does not increase from the grant date. These awards promote the value-creating actions necessary to increase the market value of our common stock.

The number of options awarded is calculated based on the Black-Scholes option pricing model. The exercise price of stock options is set at 100% of the fair market value of our common stock on the date of grant. Stock options granted to our NEOs in 2024 vest ratably over a three-year period and have a ten-year term.

2024 RSAs. RSAs promote executive retention, stock ownership and alignment with shareholders’ interests. The number of RSAs awarded is determined based on the fair market value of our common stock as of the grant date. RSAs awarded to our NEOs in 2024 cliff vest after three years.

42	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Compensation Discussion and Analysis

OTHER COMPENSATION POLICIES

Benefit Restoration Plan

The Benefit Restoration Plan, adopted by the Company in August 2002 and as amended effective January 1, 2025, is intended to provide NEOs and other qualifying executives with benefits lost due to qualified plan limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”) that are equivalent to those received by all other employees under the Company’s qualified retirement plans. The Company makes matching contributions to each executive officer’s Benefit Restoration Plan account under the same matching contribution formula based on the executive’s elective contribution to Lowe’s 401(k) Plan, regardless of the Code limitations.

Severance Arrangements

The Compensation Committee approved an amended and restated severance plan for senior executives (the “Severance Plan”) in August 2024, that covers all current NEOs other than Mr. Ellison. The terms of the Severance Plan are described on page 53. Mr. Ellison’s severance entitlements are governed by his offer letter, the terms of which are described on page 53.

All NEOs are also parties to agreements that provide severance benefits in the context of a change-in-control of the Company (the “Change-in-Control Agreements”). The Change-in-Control Agreements are described beginning on page 52.

Perquisites

NEOs and other qualifying executives are eligible for an annual routine physical to assess overall health and to screen for chronic diseases, which is intended to protect the investment we make in these key individuals. Services are accessed through Novant, Atrium Health or Emory Health. In addition, these executives are eligible for a reimbursement of up to $15,000 for financial and tax planning services. NEOs and other qualifying executives are also eligible for individual disability insurance, which supplements the Company’s long-term disability plan.

The Company owns and operates business aircraft to allow associates to safely and efficiently travel for business purposes. Company policy requires that Mr. Ellison use corporate aircraft for all of his travel, both for business and personal purposes, with limited personal travel allowed for certain other executives. The corporate aircraft allows executive officers to be far more productive than commercial flights since the corporate aircraft provides a confidential, safe and productive environment in which to conduct business.

The personal usage of the corporate aircraft by the Chairman, President and Chief Executive Officer is currently capped at $200,000 of incremental cost per year.

V. OTHER COMPENSATION POLICIES

Compensation Risk Assessment

Each November, the Compensation Committee performs a risk assessment of our compensation programs, which includes a targeted audit and analysis of the risk associated with the Company’s executive compensation program conducted by the Compensation Committee’s independent compensation consultant. In its annual review, the Compensation Committee considers the balance between pay components, measures of performance, magnitude of pay, pay caps, plan time horizons and overlapping performance cycles, program design and administration and other features that are designed to mitigate risk (e.g., stock ownership guidelines and clawback policies). Following its review, the Compensation Committee has determined that our compensation practices and policies do not incentivize inappropriate or excessive risk taking behavior by Company executives. Management and the Compensation Committee have determined that our compensation practices and policies do not create risks that are reasonably likely to have a material adverse effect on the Company.

Stock Ownership Guidelines

The Compensation Committee strongly believes that executive officers should own appropriate amounts of common stock to align their interests with those of the Company’s shareholders. Executives can acquire common stock through our 401(k) Plan, employee stock purchase plan and long-term incentive awards.

The Compensation Committee has adopted stock ownership and retention guidelines for all senior executives in the Company. The ownership targets under the current guidelines are as follows:

Position	Target Ownership (Multiple of Base Salary)

Chairman, President and Chief Executive Officer	6.0x

Executive Vice Presidents	4.0x

Senior Vice Presidents	2.0x

The Compensation Committee reviews compliance with the guidelines annually. The Company determines the number of shares of common stock required to be held

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	43

Compensation Discussion and Analysis

OTHER COMPENSATION POLICIES

by each senior officer by dividing the applicable salary multiple ownership requirement (expressed as a dollar amount) by the average closing price of the common stock for the preceding fiscal year. Shares of common stock are counted towards ownership as follows:

•	All shares held or credited to a senior officer’s accounts under the Lowe’s 401(k) Plan, benefit restoration, deferred compensation and employee stock purchase plans;

•	All shares owned directly by the senior officer and his or her immediate family members residing in the same household; and

•	100% of the number of shares of unvested RSAs.
Senior officers may not sell the net shares resulting from an RSA or PSU vesting event or stock option exercise until the ownership requirement has been satisfied.
All of our current NEOs are in compliance with the stock ownership guidelines.
Clawback of Incentive Compensation
The Compensation Committee supports transparent governance and compliance practices and protecting the interests of the Company’s shareholders. To reinforce the Company’s practices in these areas, the Company has two clawback policies, to address not only required recovery of incentive-based compensation in the event of an accounting error causing a financial restatement, but also appropriate recovery of compensation in case of officer misconduct. The Company maintains a
“no-fault”
clawback policy as required under NYSE and SEC rules. In the event the Company is required to prepare an accounting restatement due to material non-compliance
with any financial reporting requirement under the federal securities laws, the Company will recover the amount of any incentive-based compensation received by any covered executive, including current and former NEOs, during the prior three fiscal years that exceeds the amount the executive otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.
Additionally, the Company maintains a fault-based clawback policy applicable to officers at the level of senior vice president or higher. Under this policy, the Compensation Committee can seek to recover all or a portion of any cash or equity-based compensation that was provided to any current or former officer under the Company’s annual or long-term incentive plans (whether or not such compensation has already been paid or vested), if the Compensation Committee determines that (i) the compensation was based on the Company having met or exceeded specific performance targets that were satisfied due to the covered officer engaging in fraud or intentional misconduct, including, but not limited to, conduct resulting in a significant restatement of the Company’s financial results or (ii) the current or former officer engaged in any intentional misconduct that results in significant financial or reputational harm to the Company.
Equity Award Grant Practices
The Compensation Committee has followed a practice of granting annual equity awards, including annual awards of PSUs, stock options and time-based RSAs granted to the NEOs, on April 1 each year. Interim equity grants, such as grants made to newly hired executives, are typically made on March 15, June 15, September 15 and December 15 each year. During fiscal 2024, the Compensation Committee did not consider material non-public
information when determining the timing or terms of equity awards, and the Company did not time
the disclosure of material
non-public
information for the purpose of affecting the value of any executive compensation awarded during the year.
The Compensation Committee did not grant stock options to any NEO in 2024 during the period beginning four business days before and ending one business day after the filing or furnishing of a Form
10-K,
Form
10-Q
or Form
8-K
that discloses material non-public information.
Trading in Company
Securities
The Company has adopted an Insider Trading Policy that sets forth policies and procedures governing the purchase, sale and other transactions in the Company’s securities by directors, officers, associates and certain other persons, and the Company has established procedures applicable to transactions by the Company itself, that the Company believes are reasonably designed to promote compliance with insider trading laws, rules and regulations and listing standards applicable to the Company.
Persons subject to the Insider Trading Policy are, among other provisions, prohibited from engaging in a transaction involving the Company’s securities or “tipping” while aware of material non-public
information about the Company. The Policy also prohibits short sales of Company common stock. The Policy limits trading in Company common stock, including stock held in an

44	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Compensation Discussion and Analysis

COMPENSATION COMMITTEE REPORT

account under the Lowe’s 401(k) Plan, by an executive and the executive’s immediate family members who reside with the executive or whose transactions are subject to the executive’s influence or control, to open window trading periods designated by the Company’s Chief Legal Officer. All transactions by an executive officer or director involving common stock are to be pre-cleared
by the Chief Legal Officer. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form
10-K
filed with the SEC on March 24, 2025.
In addition, the Company’s anti-hedging policy prohibits all executive officers, directors and associates from engaging in any transaction involving the use of a security or other investment designed to hedge or offset any decrease in the market value of Company securities or, alternatively, to leverage the potential return of a predicted price movement (up or down) in Company securities. Executive officers, directors and certain designated associates are also prohibited from using common stock as collateral for any purpose, including in a margin account.

VI. COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management of the Company. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the
Compensation
Discussion and Analysis be included in this Proxy Statement and in the Company’s Annual Report on
Form 10-K
for the fiscal year ended January 31, 2025.
Raul Alvarez, Chair
David H. Batchelder
Scott
H
. Baxter
Navdeep Gupta
Mary Beth West

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	45

Compensation Tables

Compensation Tables

Summary Compensation Table

This table shows the base salary, annual incentive compensation and all other compensation paid to the NEOs. The table also shows the grant date fair value of the stock and option awards made to the NEOs.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Marvin R. Ellison Chairman, President and Chief Executive Officer	2024	1,494,231	—	11,975,052	3,750,291	2,935,865	9,474	20,164,912
	2023	1,450,000	—	11,193,496	3,591,228	1,826,130	101,418	18,162,272
	2022	1,450,000	—	9,172,764	3,099,490	3,707,360	42,391	17,472,005

Brandon J. Sink Executive Vice President, Chief Financial Officer	2024	759,304	—	2,745,473	859,805	745,940	85,376	5,195,899
	2023	718,577	—	2,505,076	803,703	452,488	69,913	4,549,757
	2022	620,868	—	1,329,324	1,119,902	764,133	75,605	3,909,833

Joseph M. McFarland III Executive Vice President, Stores	2024	875,815	—	3,504,080	1,097,388	860,401	13,829	6,351,513
	2023	857,704	—	3,321,989	1,065,757	540,096	8,384	5,793,930
	2022	832,291	—	2,798,505	945,602	1,064,000	33,903	5,674,302

William P. Boltz Executive Vice President, Merchandising	2024	866,781	—	3,472,239	1,087,386	851,525	89,468	6,367,399
	2023	840,650	—	3,259,415	1,045,694	529,357	68,323	5,743,439
	2022	806,789	—	2,719,575	918,946	1,031,399	96,792	5,573,501

Seemantini Godbole Executive Vice President, Chief Digital and Information Officer	2024	809,988	—	2,922,985	915,323	795,733	87,384	5,531,414
	2023	778,827	—	2,717,485	871,854	490,427	73,299	4,931,893
	2022	745,702	—	2,519,539	851,263	953,305	96,224	5,166,033

(1)

The value of the stock and option awards presented in the table equals the grant date fair value of the awards for financial reporting purposes (excluding the effect of estimated forfeitures) computed in accordance with FASB ASC Topic 718. For financial reporting purposes, the Company determines the fair value of a stock or option award accounted for as an equity award on the grant date. The Company recognizes an expense for a stock or option award over the vesting period of the award. PSUs are expensed over the vesting period based on the probability of achieving the performance goal, with changes in expectations recognized as an adjustment in the period of the change. NEOs receive dividends on unvested shares of time-vested RSAs during the vesting period. Dividends are not paid or accrued on unearned PSUs. The right to receive dividends has been factored into the determination of the fair values used in the amounts presented above.

The assumptions used to calculate the April grant date fair value of the option awards granted in fiscal 2024 for Messrs. Ellison, Sink, McFarland and Boltz and Ms. Godbole are as follows: expected volatility of 31.60%, expected dividend yield of 1.79%, an assumed risk-free interest rate of 4.33% and expected term of seven years. See footnote 5 to the Grants of Plan-Based Awards table below and Note 10, “Share-Based Payments,” to the Company’s consolidated financial statements in its Annual Report on Form 10-K for the fiscal year ended January 31, 2025 for additional information about the Company’s accounting for share-based compensation arrangements, including the assumptions used in calculating the grant date fair values.

(2)

The amounts reported in this column include the sum of the grant date fair values of PSUs and RSAs. The 2024 PSUs will be earned based on the Company’s achievement of a three-year average ROIC goal and a relative TSR modifier. The PSUs are accounted for as equity awards. The 2024 stock award amounts include the following grant date fair values of the PSUs: Mr. Ellison — $8,224,883; Mr. Sink — $1,885,706; Mr. McFarland — $2,406,749; Mr. Boltz — $2,384,880; and Ms. Godbole — $2,007,629. The grant date values of the PSUs, assuming the maximum number of shares would be earned at the end of the three-year performance period, would have been: Mr. Ellison — $15,000,175; Mr. Sink — $3,439,067 ; Mr. McFarland — $4,389,322; Mr. Boltz — $4,349,437; and Ms. Godbole — $3,661,425.

46	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Compensation Tables

(3)

The amounts shown in this column reflect payments made under the Company’s annual incentive plan, which paid out at 98.24% for NEOs based on performance achievement described in more detail on page 40.

(4)	Company matching contributions to qualified and non-qualified deferred compensation plans and perquisites for the 2024 fiscal year are shown below:

	Company Matching Contributions to:

Name	401(k) Plan ($)	Benefit Restoration Plan ($)	Other ($)(i)	Total ($)

Mr. Ellison	—	—	9,474	9,474

Mr. Sink	12,290	51,613	21,474	85,376

Mr. McFarland III	—	—	13,829	13,829

Mr. Boltz	13,324	59,663	16,481	89,468

Ms. Godbole	13,383	54,544	19,457	87,384

All amounts presented in the table above equal the actual cost to the Company of the particular benefit or perquisite provided or, in the case of personal use of corporate aircraft, the incremental cost to the Company of such use. Incremental cost includes fuel, landing and ramp fees and other variable costs directly attributable to personal use. Incremental cost does not include an allocable share of the fixed costs associated with the Company’s ownership of the aircraft.

(i)	“Other” perquisites and benefits include personal use of corporate aircraft, tax and financial planning services, Company-encouraged physical examinations and individual disability insurance.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	47

Compensation Tables

Grants of Plan-Based Awards

This table presents the potential annual incentive awards the NEOs were eligible to earn in fiscal 2024, as well as the stock options, RSAs and PSUs awarded to the NEOs in fiscal 2024 and the grant date fair value of those awards.

Name	Grant Date	Date of Committee Action	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Mr. Ellison
Annual Incentive			747,115	2,988,462	5,976,923
PSUs	4/1/2024	3/22/2024				10,079	30,087	60,174				8,224,883
Options	4/1/2024	3/22/2024								44,246	249.28	3,750,291
RSAs	4/1/2024	3/22/2024							15,044			3,750,168

Mr. Sink
Annual Incentive			189,826	759,304	1,518,608
PSUs	4/1/2024	3/22/2024				2,310	6,898	13,796				1,885,706
Options	4/1/2024	3/22/2024								10,144	249.28	859,805
RSAs	4/1/2024	3/22/2024							3,449			859,767

Mr. McFarland III
Annual Incentive			218,954	875,815	1,751,631
PSUs	4/1/2024	3/22/2024				2,949	8,804	17,608				2,406,749
Options	4/1/2024	3/22/2024								12,947	249.28	1,097,388
RSAs	4/1/2024	3/22/2024							4,402			1,097,331

Mr. Boltz
Annual Incentive			216,695	866,781	1,733,562
PSUs	4/1/2024	3/22/2024				2,922	8,724	17,448				2,384,880
Options	4/1/2024	3/22/2024								12,829	249.28	1,087,386
RSAs	4/1/2024	3/22/2024							4,362			1,087,359

Ms. Godbole
Annual Incentive			202,497	809,988	1,619,977
PSUs	4/1/2024	3/22/2024				2,460	7,344	14,688				2,007,629
Options	4/1/2024	3/22/2024								10,799	249.28	915,323
RSAs	4/1/2024	3/22/2024							3,672			915,356

(1)

The NEOs are eligible to earn annual incentive compensation under the Company’s annual incentive plan for each fiscal year based on the Company’s achievement of one or more performance measures established at the beginning of the fiscal year by the Compensation Committee. For the 2024 fiscal year ended January 31, 2025, the performance measures selected by the Compensation Committee were the Company’s sales (weighted 40%), operating income (weighted 40%), inventory turnover (weighted 10%) and Pro sales growth (weighted 10%). The performance levels for the performance measures, the Company’s actual performance and the amounts earned by the NEOs for the 2024 fiscal year are shown on page 40. The annual incentive amounts actually earned by the NEOs for the 2024 fiscal year are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 46.

(2)

The PSUs reported in this column are earned based on the Company’s average ROIC over a three-year performance period and a relative TSR modifier. No dividends will accrue or be paid on the PSUs during the three-year performance period. The terms of the PSUs are described in more detail beginning on page 41.

(3)

The time-vested RSAs vest on the third anniversary of the grant date or, if earlier, the date the NEO terminates employment due to death or disability. For the NEOs who meet the retirement provisions of the applicable RSA grant agreements, their awards will vest upon retirement, but will not be transferred to the NEO until the original vesting date of the award. Retirement for this purpose is defined as the voluntary termination of employment with the approval of the Board at least six months after the grant date and on or after the date the NEO has satisfied an age and service requirement, provided the NEO has given the Board advance notice of such retirement. Messrs. Ellison, Sink, McFarland and Boltz and Ms. Godbole will satisfy the age and service requirement for retirement once their age in addition to years of service equals at least 70, provided the NEO is at least 55 years old. The NEOs receive cash dividends paid with respect to the RSA shares during the vesting period on the same terms as the other shareholders of the Company.

48	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Compensation Tables

(4)

All options have a 10-year term and an exercise price equal to the closing price of the common stock on the grant date. The options vest in three annual installments on each of the first three anniversaries of the grant date or, if earlier, the date the NEO terminates employment due to death or disability. The options granted to the NEOs will become exercisable in the event of retirement, as defined in the applicable grant agreement, in accordance with the original three-year vesting schedule and remain exercisable until their expiration dates.

(5)

Amounts represent the grant date fair value of awards granted in fiscal 2024 for financial reporting purposes (excluding the effect of estimated forfeitures) computed in accordance with FASB ASC Topic 718. The assumptions used to calculate the April grant date fair value of the option awards granted in fiscal 2024 for Messrs. Ellison, Sink, McFarland and Boltz and Ms. Godbole are as follows: expected volatility of 31.60%, expected dividend yield of 1.79%, an assumed risk-free interest rate of 4.33% and expected term of seven years. The assumptions made in the valuation of the PSU awards granted in fiscal 2024 for Messrs. Ellison, Sink, McFarland and Boltz and Ms. Godbole are as follows: expected volatility of 27.14%, expected dividend yield of 1.77%, an assumed risk-free interest rate of 4.49% and expected term of 2.83 years. The valuation of the time-vested RSAs is based on the closing price of our common stock on the grant date.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	49

Compensation Tables

Outstanding Equity Awards at Fiscal Year-End

This table presents information about unearned or unvested stock and option awards held by the NEOs on January 31, 2025.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Mr. Ellison	166,240	—		94.87	7/2/2028	48,396	12,584,896	104,883	27,273,775
	82,460	—		108.93	4/1/2029
	120,014	—		80.42	4/1/2030
	51,691	—		191.32	4/1/2031
	34,651	17,325	(4)	202.40	4/1/2032
	18,496	36,992	(5)	199.97	4/1/2033
	—	44,246	(6)	249.28	4/1/2034

Mr. Sink	733	—		108.93	4/1/2029	13,762	3,578,670	15,924	4,140,877
	2,395	—		102.20	7/1/2029
	1,798	—		191.32	4/1/2031
	1,160	580	(4)	202.40	4/1/2032
	12,006	6,003	(7)	179.01	6/15/2032
	4,140	8,278	(5)	199.97	4/1/2033
	—	10,144	(6)	249.28	4/1/2034

Mr. McFarland III	43,810	—		114.07	10/1/2028	14,427	3,751,597	31,296	8,138,212
	30,190	—		108.93	4/1/2029
	41,988	—		80.42	4/1/2030
	16,179	—		191.32	4/1/2031
	10,572	5,285	(4)	202.40	4/1/2032
	5,489	10,978	(5)	199.97	4/1/2033
	—	12,947	(6)	249.28	4/1/2034

Mr. Boltz	15,421	—		191.32	4/1/2031	14,155	3,680,866	30,706	7,984,788
	10,274	5,136	(4)	202.40	4/1/2032
	5,386	10,771	(5)	199.97	4/1/2033
	—	12,829	(6)	249.28	4/1/2034

Ms. Godbole	12,270	—		191.32	4/1/2031	12,255	3,186,790	26,810	6,971,672
	9,517	4,758	(4)	202.40	4/1/2032
	4,491	8,980	(5)	199.97	4/1/2033
	—	10,799	(6)	249.28	4/1/2034

(1)	The unvested RSAs vest as follows:

	4/1/2025	6/15/2025	4/1/2026	4/1/2027	Total

Mr. Ellison	15,224	—	18,128	15,044	48,396

Mr. Sink	495	5,761	4,057	3,449	13,762

Mr. McFarland III	4,645	—	5,380	4,402	14,427

Mr. Boltz	4,514	—	5,279	4,362	14,155

Ms. Godbole	4,182	—	4,401	3,672	12,255

(2)	Amount is based on the closing market price of the Company’s common stock on January 31, 2025 of $260.04.

50	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Compensation Tables

(3)

The number of unearned PSUs reported in this column is calculated in accordance with SEC requirements and is based on our actual performance results for the 2022, 2023 and 2024 PSUs through the end of fiscal 2024 under the applicable performance measures and assuming that the payout will occur at the next highest level (threshold, target or maximum) relative to actual performance results.

(4)	These options vest on April 1, 2025.

(5)	These options vest in two annual installments on April 1, 2025 and April 1, 2026.

(6)	These options vest in three annual installments on April 1, 2025, April 1, 2026 and April 1, 2027.

(7)	These options vest on June 15, 2025.

Option Exercises and Stock Vested at Fiscal Year-End

This table presents information about stock options exercised by the NEOs and the number and the value of the NEOs’ stock awards that vested during the 2024 fiscal year.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Name	(#)	($)	(#)	($)

Mr. Ellison	—	—	63,149	15,741,783

Mr. Sink	4,153	671,202	2,132	531,465

Mr. McFarland III	—	—	19,766	4,927,268

Mr. Boltz	—	—	18,840	4,696,435

Ms. Godbole	53,478	8,754,471	14,990	3,736,707

Non-Qualified Deferred Compensation

The Company sponsors two non-qualified deferred compensation plans for the benefit of senior management employees: the Benefit Restoration Plan (the “BRP”) and the Cash Deferral Plan (the “CDP”).

Benefit Restoration Plan

The BRP allows a senior management employee to defer receipt of the difference between (i) 6% of the sum of base salary and annual incentive plan compensation and (ii) the amount the employee is allowed to contribute to the Company’s tax-qualified 401(k) Plan. The deferred amounts are credited to the employee’s BRP account. The Company makes matching contributions to the employee’s BRP account under the same matching contribution formula that applies to employee contributions to the 401(k) Plan. An employee’s account under the BRP is deemed to be invested in accordance with the employee’s election in one or more of the investment options available under the 401(k) Plan, except an employee may not elect to have any amounts deferred under the BRP after February 1, 2003 be deemed to be invested in common stock. An employee may elect to change the investment of the employee’s BRP account as frequently as each business day. An employee’s account under the BRP is paid to the employee in cash within 90 days of a Section 409A

“separation from service,” unless later distribution is required for a “specified employee” under Code Section 409.

Cash Deferral Plan

The CDP allows a senior management employee to elect to defer receipt of up to 80% of his or her base salary, annual incentive plan compensation and certain other bonuses. The deferred amounts are credited to the employee’s CDP account. The Company does not make any contributions to the CDP. An employee’s CDP account is deemed to be invested in accordance with the employee’s election in one or more of the investment options available under the 401(k) Plan, except an employee may not elect to have any amounts deferred under the CDP be deemed to be invested in common stock. An employee may elect to change the investment of the employee’s CDP account as frequently as each business day. An employee’s account under the CDP is paid within 90 days of a Section 409A “separation from service,” unless later distribution is required for a “specified employee” under Code Section 409A. In addition, an employee may elect to have a portion of the employee’s deferrals segregated into a separate sub-account that is paid at a date elected by the employee so long as the date is at least five years from the date of the employee’s deferral election.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	51

Compensation Tables

The following table presents information about the amounts deferred by the NEOs under the Company’s two deferred compensation plans.

Name	Plan Name	Executive Contributions in Last FY ($)(1)	Company Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)

Mr. Ellison	BRP	—	—	—	—	—
	CDP	—	—	—	—	—

Mr. Sink	BRP	69,333	51,613	54,874	—	556,988
	CDP	20,078	—	124,845	—	953,443

Mr. McFarland III	BRP	—	—	—	—	—
	CDP	—	—	—	—	—

Mr. Boltz	BRP	76,054	59,663	65,713	—	804,484
	CDP	—	—	—	—	—

Ms. Godbole	BRP	64,701	54,544	56,912	—	816,856
	CDP	962,711	—	292,906	—	3,942,095

(1)

The amounts presented in this column are elective deferrals made by the NEOs from base salary paid during the 2024 fiscal year and annual incentive awards paid to the NEOs in March 2025 for the 2024 fiscal year. Of the amounts presented in this column, the following amounts have been reported in the “Salary” column for 2024 of the Summary Compensation Table of this Proxy Statement: Mr. Sink – $24,577, Mr. Boltz – $24,962 and Ms. Godbole – $16,957.

(2)

The amounts presented in this column are matching contributions made by the Company with respect to deferrals from base salary paid to the NEOs during the 2024 fiscal year and annual incentive awards paid to the NEOs in March 2025 for the 2024 fiscal year.

(3)

None of the earnings credited under the two deferred compensation plans are considered above-market earnings under the proxy statement disclosure rules of the SEC. Accordingly, none of the amounts presented in this column have been included in the Summary Compensation Table or the proxy statement for any previous annual meeting.

(4)

Of the amounts presented in this column, the following amounts have been reported in the Summary Compensation Table of the Company’s proxy statements for all prior years starting with 2006 when the compensation disclosure rules were revised to include the current form of the Summary Compensation Table: Mr. Sink – $136,460 under the BRP, Mr. Boltz – $258,117 under the BRP and Ms. Godbole – $309,839 under the BRP.

Potential Payments Upon Termination or Change-in-Control

The Company has entered into Change-in-Control Agreements with each of the current NEOs and certain other senior officers of the Company. The agreements provide for certain benefits if the Company experiences a change-in-control followed by termination of the executive’s employment within 24 months following such change-in-control:

•	By the Company’s successor without Cause, which means continued and willful failure to perform duties or conduct demonstrably and materially injurious to the Company or its affiliates; or

•	By the executive for Good Reason, including a downgrading of the executive’s position or duties or a change in compensation or geographic work location.

52	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Compensation Tables

The following describes the material provisions of the Change-in-Control Agreements that we have entered into with our NEOs. All of the agreements automatically expire on the second anniversary of a change-in-control notwithstanding the length of the terms remaining on the date of the change-in-control.

Accrued Obligations	The NEO receives the sum of (1) the NEO’s annual base salary through date of separation and (2) any accrued vacation pay to the extent not paid (if applicable).

Severance Benefit	The NEO receives 2.99 times the sum of the present value of the NEO’s annual base salary, annual incentive compensation (as calculated pursuant to the agreement) and welfare insurance costs.

No Tax Gross-Up	There are no effective provisions for an excise tax gross-up. Instead, change-in-control payments will be subject to a provision, whereby the NEO will receive either the original amount of the payment or a reduced amount, depending on which amount will provide them a greater after-tax benefit.

Legal Fees	All legal fees and expenses reasonably incurred by the NEO in enforcing the agreement will be paid by the Company.

Restrictive Covenants	The Change-in-Control Agreements include restrictive covenants including, but not limited to, a covenant not to compete against the Company for the longer of (a) two years following termination of employment and (b) the period from the termination of employment through the last date of vesting for any non-vested equity awards held by the NEO and a covenant not to solicit Company employees or customers for two years following termination of employment.

The Company’s 2006 Long Term Incentive Plan, as amended and restated (the “Long Term Incentive Plan”) provides that, if within one year after a change-in-control, an executive’s employment is terminated by the Company without Cause or by the executive for Good Reason (as defined in the Change-in-Control Agreement), then all outstanding stock options will become fully exercisable and all outstanding RSAs will become fully vested. In the event of a change-in-control of the Company, the performance periods for all outstanding PSUs will terminate as of the end of the fiscal quarter preceding the change-in-control and the PSUs will be earned based on Company performance through such date. Under the terms of stock option, RSA and PSU award agreements, the executive is subject to a covenant not to compete against the Company for 24 months following termination of employment and, in the event of a breach, will forfeit awards or be required to repay the Company certain amounts with respect to awards.

Executive Vice Presidents covered by the Severance Plan who experience a Qualified Termination (as defined in the Severance Plan) are, subject to the terms of the Severance Plan, eligible to receive a benefit consisting of (i) cash severance equal to two times the sum of their annual base salary and target annual bonus to be paid in installments over 24 months in accordance with the Company’s normal payroll practices, (ii) continued participation in the employee health care plan maintained by the Company upon the same terms and conditions in effect for active employees until the earlier of the 12-month anniversary of the termination date or the date the Executive Vice President becomes covered under another employer’s health care plan and (iii) up to one year of Company-paid outplacement services.

In the event Mr. Ellison’s employment with the Company is terminated involuntarily other than for Cause (as defined in his offer letter), and subject to the terms of his offer letter, Mr. Ellison is entitled to receive severance payments equal to two times the sum of his annual base salary and target annual bonus to be paid over 24 months in accordance with the Company’s normal payroll practices.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	53

Compensation Tables

The following table shows the amounts payable to the NEOs in the event their employment terminated at the end of the 2024 fiscal year due to their resignation, death, disability or retirement and the amounts payable under the Severance Plan, the Change-in-Control Agreements and the Long Term Incentive Plan if a change-in-control of the Company had occurred at the end of the 2024 fiscal year and/or the NEOs’ employment was terminated by the Company without Cause or by the NEO for Good Reason (in each case, as defined in the Change-in-Control Agreements) on January 31, 2025.

Name and Benefit	Voluntary Resignation ($)	Death ($)	Disability ($)	Retirement ($)(1)	Qualified Termination ($)(2)	Change-in-Control ($)	Change-in-Control and Qualifying Termination ($)
Mr. Ellison
Severance(3)	—	—	—	—	9,000,000	—	12,479,893
Stock Options(4)	—	3,696,809	3,696,809	—	—	—	3,696,809
Restricted Stock Awards(4)	—	12,584,896	12,584,896	—	—	—	12,584,896
Performance Share Units(5)	—	14,654,814	14,654,814	—	—	14,654,814	14,654,814
Welfare Benefits(6)	—	—	—	—	—	—	95,336
Total	—	30,936,519	30,936,519	—	9,000,000	14,654,814	43,511,748
Mr. Sink
Severance(3)	—	—	—	—	3,057,200	—	4,241,376
Stock Options(4)	—	1,126,263	1,126,263	—	—	—	1,126,263
Restricted Stock Awards(4)	—	3,578,670	3,578,670	—	—	—	3,578,670
Performance Share Units(5)	—	1,928,717	1,928,717	—	—	1,928,717	1,928,717
Welfare Benefits(6)	—	—	—	—	18,592	—	79,736
Total	—	6,633,650	6,633,650	—	3,075,792	1,928,717	10,954,763
Mr. McFarland III
Severance(3)	—	—	—	—	3,511,200	—	4,871,229
Stock Options(4)	—	1,103,386	1,103,386	—	—	—	1,103,386
Restricted Stock Awards(4)	—	3,751,597	3,751,597	—	—	—	3,751,597
Performance Share Units(5)	—	4,378,814	4,378,814	—	—	4,378,814	4,378,814
Welfare Benefits(6)	—	—	—	—	14,471	—	76,901
Total	—	9,233,796	9,233,796	—	3,525,671	4,378,814	14,181,926
Mr. Boltz
Severance(3)	—	—	—	—	3,478,800	—	4,826,279
Stock Options(4)	—	1,081,093	1,081,093	—	—	—	1,081,093
Restricted Stock Awards(4)	—	3,680,866	3,680,866	—	—	—	3,680,866
Performance Share Units(5)	—	4,296,381	4,296,381	—	—	4,296,381	4,296,381
Welfare Benefits(6)	—	—	—	—	18,568	—	99,704
Total	—	9,058,340	9,058,340	—	3,497,368	4,296,381	13,984,323
Ms. Godbole
Severance(3)	—	—	—	—	3,254,400	—	4,514,960
Stock Options(4)	—	929,877	929,877	—	—	—	929,877
Restricted Stock Awards(4)	—	3,186,790	3,186,790	—	—	—	3,186,790
Performance Share Units(5)	—	3,799,184	3,799,184	—	—	3,799,184	3,799,184
Welfare Benefits(6)	—	—	—	—	18,590	—	85,916
Total	—	7,915,852	7,915,852	—	3,272,990	3,799,184	12,516,727

(1)	No NEOs were eligible for retirement as of the end of the fiscal year 2024.

(2)

The Severance Plan described in more detail on page 53, covers all NEOs below the CEO. Mr. Ellison’s severance entitlements are governed by his offer letter, described in more detail on page 53. For Mr. Ellison, this represents an involuntary termination of employment other than for Cause (as defined in his offer letter) and for each other NEO this represents a Qualified Termination under the Severance Plan.

(3)

The amounts presented are payable as follows: (i) in the case of a Qualified Termination, in equal installments in accordance with the Company’s payroll practices for 24 months and (ii) in the case of a Change-in-Control and Qualified Termination, in cash in a lump sum.

(4)

The amounts presented for the stock options and RSAs are equal to the values of the unvested in-the-money stock options and the restricted shares that would become vested based on the closing market price of the common stock on January 31, 2025 of $260.04.

54	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Compensation Tables

(5)

The amounts presented for the PSUs are the value for the 2022, 2023 and 2024 PSU awards that would be earned assuming estimated performance through January 31, 2025, and based on the closing market price of the common stock on January 31, 2025 of $260.04.

(6)

The costs for Welfare Benefits include the Company costs for continuing coverage in the case of a Qualified Termination over a period of 12 months, as well as the Company costs for outplacement of all NEOs except Mr. Ellison. In the case of a Change-in-Control and Qualified Termination, these amounts include costs to the Company and to the NEO and would be paid as a cash lump sum. Welfare Benefits costs in the case of death and disability are consistent with Company offerings for all employees.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information regarding the ratio of the annual total compensation, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K (“Annual Total Compensation”), of our median-paid associate and the Annual Total Compensation of our Chairman, President and Chief Executive Officer, Marvin R. Ellison.

•	For 2024, the Annual Total Compensation for Mr. Ellison, as reported in the Summary Compensation Table on page 46, was $20,164,912.

•	The Annual Total Compensation for 2024 for our median-paid associate, excluding Mr. Ellison, was $30,606.

•

Based on this information, for fiscal 2024, the ratio of the Annual Total Compensation of Mr. Ellison to the Annual Total Compensation of our median associate, a full-time hourly employee, was 659 to 1.

The SEC rules for identifying the median-compensated associate and calculating the pay ratio based on that associate’s Annual Total Compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and employment and compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employee populations and employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

To identify our median-compensated associate for 2024, in accordance with SEC rules we used the following methodology, material assumptions, adjustments and estimates:

•

We determined our employee population as of December 31, 2024, which was within the last three months of fiscal 2024 as required by the SEC rules. As of this date, we employed a total of approximately 273,000 associates, including those employed on a full-time, part-time or temporary basis, of which approximately 5,000 were employed outside of the United States. In calculating the pay ratio we excluded, under the de minimis exception to the pay ratio rule, all of our approximately 5,000 associates who reside outside of the United States, or 1.7% of our total global workforce.

•

We compared 2024 W-2 wages of our employee population, annualizing pay for newly hired, non-seasonal associates, as our consistently applied compensation measure (the “Estimated Compensation”). Based on the Estimated Compensation of each associate, we then identified the median-compensated associate.

•

Based on the Estimated Compensation of each employee, we identified a cohort of 61 employees (the “Median Cohort”), consisting of the median employee and 30 employees above and 30 employees below the median Estimated Compensation value. After evaluating the shared characteristics of the Median Cohort, we noted that the median employee’s compensation reflected anomalous characteristics (such as participation in non-U.S. compensation programs, a hire date during the fiscal year, or separation prior to the end of the fiscal year) that could significantly distort the pay ratio calculation. Therefore, we selected a similarly compensated employee from the Median Cohort that did not bear anomalous characteristics as a substitute median compensated employee.

•	We then calculated the Annual Total Compensation of the median-compensated associate using the same methodology used for calculating Mr. Ellison’s Annual Total Compensation.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	55

Compensation Tables

Pay Versus Performance Table
The following table provides a summary of compensation actually paid, as defined under SEC rules, to the principal executive officer (the “CEO”), the average compensation actually paid to the other non-CEO
NEOs (the “Other NEOs”), cumulative TSR for both the Company and the Pay Versus Performance Table peer group (the S&P
Retailing
Industry Group Index, consistent with Item 201(e) of Regulation
S-K),
net income and the Company-selected financial measure of operating income (as adjusted) for fiscal years 2024, 2023, 2022, 2021 and 2020.

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for CEO ($)	Compensation Actually Paid to CEO ($)	Average Summary Compensation Table Total for Other NEOs ($)	Average Compensation Actually Paid to Other NEOs ($)	TSR ($)	Peer Group TSR ($)	Net Income ($ in millions)	Company- Selected Financial Measure: Operating Income (as adjusted) ($ in millions)
	(1)	(2)	(3)	(4)	(5)	(6)		(7)
2024	20,164,912	26,169,758	5,861,556	7,371,080	244.70	227.91	6,957	10,289
2023	18,162,272	6,164,094	7,057,240	4,548,064	202.79	174.14	7,726	11,494
2022	17,472,005	13,650,690	4,975,514	(2,118,508)	195.43	126.69	6,437	12,660
2021	17,871,716	61,282,315	5,954,773	21,264,668	208.44	149.72	8,442	12,093
2020	23,075,881	49,750,173	8,196,572	16,505,885	145.94	141.39	5,835	9,647

(1)	Mr. Ellison has served as CEO for all years reported. The amount in this column is “Total” compensation for the CEO as reported in the Summary Compensation Table for the applicable fiscal year.

(2)
Compensation actually paid to the CEO is defined by the SEC to include not only actual take-home pay for the reported year, but also to include changes in the accounting fair value of vested and unvested equity awards. The equity-related values of compensation actually paid do not reflect compensation actually earned, realized or received by the Company’s NEOs. Equity award fair values were calculated at the applicable measurement date in accordance with FASB ASC Topic 718, and for outstanding PSU awards, reflect trending performance through fiscal year-end.
See Note 10, “Share-Based Payments,” to the Company’s consolidated financial statements in its Annual Report on Form
10-K
for the fiscal year ended January 31, 2025 for additional information about the Company’s accounting for share-based compensation arrangements, including the assumptions used in calculating the grant date fair values. A reconciliation between Summary Compensation Table Total Compensation and Compensation Actually Paid is set forth in the CEO Compensation Actually Paid table below. The reconciliations for prior fiscal years are included in the Pay Versus Performance section of the proxy statements for our 2023 and 2024 Annual Meeting of Shareholders.

CEO Compensation Actually Paid	2024 ($)

Summary Compensation Table — Total Compensation (a)	20,164,912

- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(15,725,342)

+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year (a)	15,170,313

+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	3,291,856

+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	3,051,882

+ Dividends Paid During Fiscal Year on Unvested Stock Awards	216,136

= CEO Compensation Actually Paid (b)	26,169,758

(a)	None of the awards granted during the reported year vested in the year of grant.
(b)	The CEO was not eligible for any pen si on benefits.

(3)
The amount reported in this column is the average of “Total” compensation for the Other NEOs, as reported in the Summary Compensation Table for the applicable fiscal year. The names of the Other NEOs included for these purposes in each applicable year are as follows:

Fiscal Year	Other NEOs

2024	Brandon J. Sink, Joseph M. McFarland III, William P. Boltz and Seemantini Godbole

2023	Brandon J. Sink, Joseph M. McFarland III, William P. Boltz and Juliette W. Pryor

2022	David M. Denton (who resigned as the Company’s Executive Vice President, Chief Financial Officer, effective April 30, 2022), Brandon J. Sink (who replaced Mr. Denton as Executive Vice President, Chief Financial Officer, effective April 30, 2022), Joseph M. McFarland III, William P. Boltz and Seemantini Godbole

2021	David M. Denton, Joseph M. McFarland III, William P. Boltz and Seemantini Godbole

2020	David M. Denton, Joseph M. McFarland III, William P. Boltz and Marisa F. Thalberg

56	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Compensation Tables

(4)
Equity award fair values were calculated at the applicable measurement date in accordance with FASB ASC Topic 718, and, for outstanding PSU awards, reflect trending performance through fiscal year-end.
See Note 10, “Share-Based Payments,” to the Company’s consolidated financial statements in its Annual Report on Form
10-K
for the fiscal year ended January 31, 2025 for additional information about the Company’s accounting for share-based compensation arrangements, including the assumptions used in calculating the grant date fair values. A reconciliation between Summary Compensation Table Total Compensation and Compensation Actually Paid is set forth in the Other NEO Average Compensation Actually Paid table below. The reconciliations for prior fiscal years are included in the Pay Versus Performance section of the proxy statements for our 2023 and 2024 Annual Meeting of Shareholders.

Other NEO Average Compensation Actually Paid	2024 ($)

Summary Compensation Table — Total Compensation	5,861,556

- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(4,151,170)

+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year (a)	4,004,648

+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	901,809

+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	693,893

+ Dividends Paid During Fiscal Year on Unvested Stock Awards	60,344

= Other NEO Compensation Actually Paid (b)	7,371,080
(a) None of the awards granted during the reported year vested in the year of grant. (b) The CEO was not eligible for any pension benefits.

(5)
Company TSR reflects the
year-end
value assuming $100 was invested in Company stock at the market closing price on the la
st trading day of fiscal 2019, determined consistent with reporting requirements under Item 201(e) of Regulation
S-K.
Source: Bloomberg Total Return Analysis. For the relevant reporting year cumulative TSR performance reflects the periods as follows: 2024, fiscal years 2020-2024; 2023, fiscal years 2020-2023; 2022, fiscal years 2020-2022; 2021, fiscal years 2020-2021.

(6)
Peer group TSR reflects the
year-end
value assuming $100 was invested in the S&P Retailing Industry Group Index (the “S&P Retail Index”) at the market closing price on the last trading day of fiscal 2019, consistent with reporting requirements under Item 201(e) of Regulation
S-K.
For the relevant reporting year cumulative TSR performance reflects the periods as follows: 2024, fiscal years 2020-2024; 2023, fiscal years 2020-2023; 2022, fiscal years 2020-2022; 2021, fiscal years 2020-2021.

(7)
Operating income for fiscal 2024 was adjusted for purposes of calculating annual incentive awards to exclude the impact of a $177 million gain in fiscal 2024 associated with the Company’s fiscal 2022 sale of its Canadian retail business, as described on page 39. Operating income for fiscal 2023 and 2022 was adjusted for purposes of calculating annual incentive awards to exclude impacts associated with the Company’s sale of its Canadian retail business. The Compensation Committee did not make any adjustments to GAAP operating income under the annual incentive awards for fiscal years 2020 and 2021.

Most Important Performance Measures

Sales

Operating Income (as adjusted)

Inventory Turnover

Pro Sales Growth

3-year average ROIC

3-year relative TSR vs. the median of S&P 500 companies

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	57

Compensation Tables

Relationship Between Compensation Actually Paid and Performance Measures in Table
A significant portion of our executive compensation program is performance-based with a balanced focus on top-
and bottom-line growth and strategic initiatives. The Company’s most important performance metrics incentivize our executives to focus on operational objectives that are expected to drive shareholder value, which impacts the value of equity awards granted to and held by our executives.
Below are graphs showing the relationship of CEO and Other NEO compensation actually paid amounts to (i) the Company’s
TSR
and the S&P Retail Index TSR, (ii) the Company’s net income and (iii) the Company’s operating income (as adjusted).

58	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Compensation Tables

For information concerning the Company’s compensation philosophy and how the Company aligns executive compensation with financial
performance, refer to the Compensation Discussion & Analysis section of this Proxy Statement.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	59

Compensation Committee Interlocks and Insider Participation

Compensation Committee Interlocks and Insider Participation

Raul Alvarez, David H. Batchelder, Scott H. Baxter, Navdeep Gupta and Mary Beth West served on the Compensation Committee in fiscal 2024. None of the directors who served on the Compensation Committee in fiscal 2024 has ever served as one of the Company’s officers or employees or had any relationship with the Company or any of its subsidiaries during fiscal 2024 pursuant to which disclosure would be required under the SEC rules pertaining to the disclosure of transactions with related persons. During fiscal 2024, none of the Company’s executive officers served as a director or member of the compensation committee (or other committee performing similar functions) of any other entity of which an executive officer of such other entity served on the Company’s Board or the Compensation Committee.

Equity Compensation Plan Information

The following table provides information as of January 31, 2025 with respect to stock options and stock unit awards outstanding and shares available for future awards under all of Lowe’s equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)(1)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights ($)(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)(2)

	(a)	(b)	(c)

Equity compensation plans approved by security holders	3,123,830	150.23	41,023,187	(3)

Equity compensation plans not approved by security holders	0	0	0

Total	3,123,830	150.23	41,023,187	(3)

(1)

Column (a) contains information regarding stock options, PSUs, deferred stock units and restricted stock units only; there are no warrants or stock appreciation rights outstanding. As of January 31, 2025, there were 454,209 PSUs outstanding. Column (a) includes 908,418 PSUs, which is equal to the maximum number of PSUs that would be earned if the maximum performance goals were achieved. The weighted-average exercise price shown in column (b) does not take into account PSUs, deferred stock units or restricted stock units because they are granted outright and do not have an exercise price.

(2)	In accordance with SEC rules, this column does not include shares available under the Lowe’s 401(k) Plan.

(3)	Includes the following:

•

23,536,412 shares available for grants of stock options, stock appreciation rights, stock awards, performance shares, PSUs, deferred stock units and restricted stock units to key employees and non-employee directors under the Company’s Long Term Incentive Plan. Stock options granted under the Long Term Incentive Plan have terms of ten years, with one-third of each grant vesting each year for three years and are assigned an exercise price equal to the closing market price of a share of common stock on the date of grant. No awards may be granted under the Long Term Incentive Plan after 2032.

•

17,486,775 shares available for issuance under the Lowe’s Companies, Inc. 2020 Employee Stock Purchase Plan. Eligible employees may purchase shares of common stock through after-tax payroll deductions. The purchase price of this stock is equal to 85% of the closing price on the date of purchase for each semi-annual stock purchase period.

60	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Related Person Transactions

Related Person Transactions

POLICY AND PROCEDURES FOR REVIEW AND APPROVAL OF RELATED PERSON TRANSACTIONS

The Company has a written policy and procedures for the review and approval of transactions in which related persons have a direct or indirect material interest that are required to be reported under the SEC rules (the “Policy”). Related persons include directors and executive officers of the Company and members of their immediate families. To help identify related person transactions and relationships, each director and executive officer completes a questionnaire that requires the disclosure of any transaction or relationship that the person, or any member of his or her immediate family, has or is proposed to have with the Company. The Company’s Chief Legal Officer is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers about any such transactions. The Chief Legal Officer is also responsible for making a recommendation, based on the facts and circumstances in each instance, on whether the Company or the related person has a material interest in the transaction.

The Policy, which is administered by the Nominating and Governance Committee of the Board, includes several categories of pre-approved transactions with related persons, such as employment of executive officers and certain banking-related services. For transactions that are not pre-approved, the Nominating and Governance Committee, in determining whether to approve a transaction with a related person, takes into account, among other things, (i) whether the transaction would violate the Company’s Code of Business Conduct and Ethics, (ii) whether the transaction is on terms no less favorable than terms generally available to or from an unaffiliated third party under the same or similar circumstances and (iii) the extent of the related person’s interest in the transaction as well as the importance of the interest to the related person. In addition, the Committee will not approve any transaction if it determines the transaction to be inconsistent with the interests of the Company and its shareholders. No director may participate in any discussion or approval of a transaction for which he or she or a member of his or her immediate family is a related person.

APPROVED RELATED PERSON TRANSACTIONS

The Nominating and Governance Committee of the Company’s Board of Directors, which is comprised entirely of independent directors, has reviewed all of the material terms and approved the following transactions in accordance with the Policy. In presenting the transactions to the Nominating and Governance Committee, the Company confirmed that the compensation paid to each associate, as described below, as well as customary employee benefits, are and are expected to remain consistent with, and within the established range for, that provided to associates with comparable positions and tenure.

Sylvia Ellison, who is the sister of Marvin R. Ellison, the Company’s Chairman, President and Chief Executive Officer, has been employed by the Company as a field merchant since August 2020. Sylvia Ellison’s cash compensation paid in fiscal 2024, including base salary and bonus, was approximately $246,000, and she was granted an equity award for 101 RSAs, which vests over three years.

Timothy Lollis, who is the brother-in-law of Marvin R. Ellison, the Company’s Chairman, President and Chief Executive Officer, has been employed by the Company since February 2020, including as a field merchant since November 2022. Timothy Lollis’ cash compensation paid in fiscal 2024, including base salary and bonus, was approximately $194,000, and he was granted an equity award for 101 RSAs, which vests over three years.

Christopher McFarland, who is the brother of Joseph M. McFarland III, the Company’s Executive Vice President, Stores, was employed by the Company from June 2019 to January 2025, most recently as an accessible home director. Christopher McFarland’s cash compensation paid in fiscal 2024, including base salary, bonus and a standard severance package, was approximately $251,000, and he was granted an equity award for 201 RSAs, which was scheduled to vest over three years.

Jonathan McFarland, who is the brother of Joseph M. McFarland III, the Company’s Executive Vice President, Stores, has been employed by the Company since June 2020, including as a store manager since March 2022. Jonathan McFarland’s cash compensation paid in fiscal 2024, including base salary and bonus, was approximately $183,000, and he was granted an equity award of 81 RSAs, which vests over three years.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	61

Audit Matters

REPORT OF THE AUDIT COMMITTEE

Audit Matters

REPORT OF THE AUDIT COMMITTEE

This report by the Audit Committee is required by the SEC rules. It is not to be deemed incorporated by reference by any general statement which incorporates by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, and it is not to be otherwise deemed filed under either such Act.

The Audit Committee has five members, all of whom are independent directors as defined by the Categorical Standards, Section 303A.02 of the NYSE Listed Company Manual and Rule 10A-3(b)(1)(ii) of the Exchange Act. Each member of the Audit Committee is “financially literate,” as determined by the Board, in its business judgment, and qualified to review and assess financial statements. The Board of Directors has determined that more than one member of the Audit Committee qualifies as an “audit committee financial expert,” as such term is defined by the SEC, and has designated Sandra B. Cochran, Chair of the Audit Committee, Brian C. Rogers, Bertram L. Scott and Colleen Taylor, each as an “audit committee financial expert.”

The Audit Committee reviews the general scope of the Company’s annual audit and the fees charged by the Company’s independent registered public accounting firm, determines duties and responsibilities of the internal auditors, reviews financial statements and accounting principles being applied thereto and reviews audit results and other matters relating to internal control and compliance with the Company’s Code of Business Conduct and Ethics.

In carrying out its responsibilities, the Audit Committee has:

•	Reviewed and discussed the audited consolidated financial statements with management;

•	Met periodically with the Company’s head of Internal Audit and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting;
•	Discussed with the independent registered public accounting firm those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC;

•	Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence; and

•	Reviewed and discussed with management and the independent registered public accounting firm management’s report and the independent registered public accounting firm’s report on the Company’s internal control over financial reporting and attestation on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

Based on the reviews and discussions noted above and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2025.

Sandra B. Cochran, Chair

Laurie Z. Douglas

Brian C. Rogers

Bertram L. Scott

Colleen Taylor

62	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Audit Matters

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The aggregate fees billed to the Company for each of the last two fiscal years by the Company’s independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, were:

	Fiscal 2023 ($)	Fiscal 2024 ($)

Audit Fees(1)	4,445,980	4,601,085

Audit-Related Fees(2)	102,880	102,029

Tax Fees(3)	19,898	15,670

All Other Fees(4)	224,199	9,096

(1)

Audit Fees consist of fees billed by the independent registered public accounting firm for the respective year for professional services for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, review of the Company’s consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q and services provided by the independent registered public accounting firm in connection with the Company’s statutory filings for the last two fiscal years. Audit fees also include fees for professional services rendered for the audit of the Company’s internal control over financial reporting.

(2)

Audit-Related Fees consist of fees billed by the independent registered public accounting firm for the respective year for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and consist primarily of audits of the Company’s employee benefit plans and other consultations concerning financial accounting and reporting standards.

(3)	Tax Fees consist of fees billed by the independent registered public accounting firm for the respective year for tax compliance, planning and advice.

(4)	All Other Fees consist of fees billed by the independent registered public accounting firm in fiscal 2023 and 2024 for internal audit and other training and subscriptions.

The Audit Committee has an established policy and procedures under which all audit and non-audit services performed by the Company’s independent registered public accounting firm must be approved in advance by the Audit Committee in order to assure that the provision of such services does not impair the independence of the independent registered public accounting firm. The policy also provides that the Audit Committee may delegate pre-approval authority to the Chair of the Audit Committee as permitted by the Audit Committee’s charter, provided that the Chair reports any such pre-approval decisions to the full Audit Committee at its next meeting. Any proposed services exceeding pre-approved fee levels require specific approval by the Audit Committee. The Audit Committee has pre-approved all audit and non-audit services provided in fiscal 2023 and fiscal 2024 in accordance with the Audit Committee’s policy and procedures.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	63

Proposal 2: Advisory Vote to Approve the Company’s NEO Compensation in Fiscal 2024

Proposal 2: Advisory Vote to Approve the Company’s Named Executive Officer Compensation in Fiscal 2024

As required by Section 14A of the Exchange Act, we are providing our shareholders with the opportunity to vote on an advisory resolution to approve the compensation of our named executive officers in fiscal 2024, which is described in this Proxy Statement.

The fundamental philosophy of our executive compensation program is to align our executives’ pay to overall Company growth and the effective execution of our business strategies. The primary objectives of our program are to:

•	Attract and retain executives who have the requisite leadership skills to support the Company’s culture and strategic growth priorities;

•	Maximize long-term shareholder value through alignment of executive and shareholder interests;

•	Align executive compensation with the Company’s business strategies, which are focused on driving operational excellence and better serving our customers; and

•	Provide target total compensation that is competitive to market, with an opportunity to earn above target pay when the Company delivers results that exceed performance targets, and below target pay when the Company falls short of performance targets.

The “Compensation Discussion and Analysis” section of this Proxy Statement provides a thorough description of how the Compensation Committee has designed and administered the executive compensation program to meet these objectives.

At the 2024 Annual Meeting of Shareholders, the Company provided shareholders with the opportunity to cast an advisory vote to approve the compensation of our named executive officers (commonly known as a “say-on-pay” vote), and shareholders approved our named executive officer compensation with approximately 92% of the votes cast in favor.

At the 2025 Annual Meeting, shareholders again have the opportunity to provide feedback to the Compensation Committee on our executive compensation program by endorsing or not endorsing the compensation of the named executive officers through a non-binding vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion, is hereby APPROVED.

Even though the result of the say-on-pay vote is non-binding, the Compensation Committee and the Board value the opinions that shareholders express in their votes and will carefully consider the results of the vote when making future executive compensation decisions.

The Company periodically asks shareholders to indicate whether a say-on-pay vote should occur every one, two or three years. At the 2023 Annual Meeting of Shareholders, approximately 98% of the votes cast were in favor of an annual advisory vote, in line with the Board’s recommendation. The next say-on-pay vote will be held at the 2026 Annual Meeting of Shareholders.

The Board of Directors unanimously recommends a vote “FOR” the resolution.

64	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm for Fiscal 2025

Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm for Fiscal 2025

We are asking our shareholders to ratify the appointment of Deloitte & Touche LLP as Lowe’s independent registered public accounting firm for fiscal 2025.

The Audit Committee of the Board is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements. The Audit Committee has appointed Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal 2025.

Deloitte & Touche LLP has served as the Company’s independent registered public accounting firm since 1982 and is considered by management to be well qualified. From 1962 to 1981, predecessor accounting firms that were ultimately acquired by Deloitte & Touche LLP served as the independent auditors of the Company. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm. Further, in conjunction with the mandated rotation of the independent registered public accounting firm’s lead engagement partner, the Chair of the Audit Committee is involved in the selection of Deloitte & Touche LLP’s new lead engagement partner. A new lead engagement partner was most recently selected commencing in fiscal 2025.

The Audit Committee conducts a comprehensive annual review process to select and retain the Company’s independent registered public accounting firm. In connection with its annual review, the Audit Committee considered various factors as part of its assessment of the qualifications, performance and independence of Deloitte & Touche LLP and its selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2025. The factors are grouped into the following categories:

•	Quality of services,

•	Sufficiency of resources,

•	Communication and interaction, and

•	Independence, objectivity and professional skepticism.

The Audit Committee and the Board believe that the continued retention of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.

Although shareholder ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise, the Board is submitting the appointment of Deloitte & Touche LLP to the shareholders for ratification as a matter of good corporate governance. If the shareholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain Deloitte & Touche LLP as the Company’s independent registered public accounting firm. In addition, even if the shareholders ratify the appointment of Deloitte & Touche LLP, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

Representatives of Deloitte & Touche LLP are expected to participate in the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so. They also are expected to be available to respond to appropriate questions.

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2025.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	65

General Information

General Information

Why am I receiving these materials?

You have received these materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that the Company is required to provide you under the SEC rules and is designed to assist you in voting your shares.

What is a proxy?

The Board is asking for your proxy. This means you authorize the individuals selected by the Company to vote your shares at the Annual Meeting in the way that you instruct. All shares represented by valid proxies received and not revoked before the Annual Meeting will be voted in accordance with the shareholder’s specific voting instructions.

Why did I receive a one-page notice regarding Internet availability of proxy materials instead of a full set of proxy materials?

The SEC rules allow companies to choose the method for delivery of proxy materials to shareholders. For most shareholders, the Company has elected to mail a notice regarding the availability of proxy materials on the Internet (the “Notice of Internet Availability of Proxy Materials” or the “Notice”), rather than sending a full set of these materials in the mail. The Notice of Internet Availability of Proxy Materials, or a full set of the proxy materials (including the Proxy Statement and form of proxy), as applicable, was sent to shareholders beginning April 17, 2025, and the proxy materials were posted on the Investor Relations page of our website at ir.lowes.com, and on the website referenced in the Notice on the same day. Utilizing this method of proxy delivery expedites receipt of proxy materials by the Company’s shareholders and lowers the cost of the Annual Meeting. If you would like to receive a paper or e-mail copy of the proxy materials, you should follow the instructions in the Notice for requesting a copy.

What is included in these proxy materials?

These materials include:

•	The 2025 Notice of Annual Meeting of Shareholders & Proxy Statement; and

•	The 2024 Annual Report to Shareholders, which contains the Company’s audited consolidated financial statements.

If you received a printed copy of these materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

What items will be voted on at the Annual Meeting?

There are three proposals scheduled to be voted on at the Annual Meeting:

•	The election of the 12 director candidates nominated by the Board;

•	The approval, on an advisory basis, of the Company’s named executive officer compensation in fiscal 2024; and

•	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2025.

The Board is not aware of any other matters to be brought before the Annual Meeting. If other matters are properly raised at the meeting, the proxy holders may vote any shares represented by proxy in their discretion.

What are the Board’s voting recommendations?

The Board unanimously recommends that you vote your shares:

•	“FOR” the election of each of the director nominees named in this Proxy Statement to the Board;

•	“FOR” the approval, on an advisory basis, of the Company’s named executive officer compensation in fiscal 2024; and

•	“FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2025.

When is the record date and who is entitled to vote?

The Board set March 24, 2025 as the record date. As of the record date, 559,705,809 shares of common stock were issued and outstanding. Shareholders are entitled to one vote per share of common stock outstanding on the record date on any matter presented at the Annual Meeting.

What is a shareholder of record and “street name” holder?

A shareholder of record or registered shareholder is a shareholder whose ownership of common stock is reflected directly on the books and records of the Company’s transfer agent, Computershare Trust Company,

66	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

General Information

N.A. If you hold common stock through an account with a bank, broker or similar organization, you are considered the beneficial owner of shares held in “street name” and are not a shareholder of record. For shares held in street name, the shareholder of record is your bank, broker or similar organization. The Company only has access to ownership records for the registered shares.

Who can attend the Annual Meeting?

We are holding the Annual Meeting in an online-only format via audio webcast. You will not be able to attend the Annual Meeting in person. We have endeavored to provide shareholders with the same rights and opportunities for participation in the Annual Meeting online as an in-person meeting.

If you are a registered shareholder of common stock holding shares at the close of business on the record date (March 24, 2025), you may attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/LOW2025 and logging in by entering the 16-digit control number found on your proxy card or Notice, as applicable. If your shares are held in street name and your voting instruction form or Notice indicates that you may vote those shares through the www.proxyvote.com website, then you may access, participate in and vote at the Annual Meeting with the 16-digit control number indicated on that voting instruction form or Notice, as applicable. Otherwise, shareholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” (which will include a 16-digit control number) in order to be able to attend, participate in or vote at the Annual Meeting.

If you lost your 16-digit control number or are not a shareholder, you will be able to attend the meeting by visiting www.virtualshareholdermeeting.com/LOW2025 and registering as a guest. If you enter the meeting as a guest, you will not be able to vote your shares or submit questions during the meeting.

You may log into the Annual Meeting at www.virtualshareholdermeeting.com/LOW2025 beginning at 9:45 a.m., Eastern Time on May 30, 2025. The Annual Meeting will begin promptly at 10:00 a.m., Eastern Time on May 30, 2025. We recommend that you log in before the Annual Meeting starts to allow time to check your Internet connection, confirm your browser is up-to-date and ensure you can hear the streaming audio. If you experience any technical difficulties during the Annual Meeting, we will have technicians ready to assist you, and a toll-free number will be available on our online shareholder meeting site for assistance. If there are any technical issues in convening or hosting the Annual Meeting, we will promptly post information on the Investor Relations page of our website at ir.lowes.com, including information on when the Annual Meeting will be reconvened.

How will the Annual Meeting be conducted?

The Annual Meeting will be conducted in an online-only meeting format via audio webcast. An Annual Meeting program containing rules of conduct for the Annual Meeting, similar to that used for our regular in-person meetings, will be provided to attendees in advance of and during the Annual Meeting at www.virtualshareholdermeeting.com/LOW2025. The rules of conduct will contain more information regarding the Q&A process, including the number and types of questions permitted, the time allotted for questions and how questions will be recognized, answered and disclosed.

Only shareholders who entered the Annual Meeting by entering the 16-digit control number found on their proxy cards, voting instruction forms, Notices or legal proxies, as applicable, may vote and ask questions at the Annual Meeting.

Shareholders may submit questions before and during the meeting via the “Ask A Question” field at www.virtualshareholdermeeting.com/LOW2025. We plan to answer questions pertinent to company matters as time allows during the Annual Meeting. Questions that are substantially similar may be grouped and answered once to avoid repetition. Shareholder questions related to personal or customer-related matters, that are not pertinent to Annual Meeting matters, or that contain derogatory references to individuals, use offensive language, or are otherwise out of order or not suitable for the conduct of the Annual Meeting will not be addressed during the Annual Meeting. If we are unable to answer a pertinent question due to time constraints, we will post answers to any such unanswered questions (consolidating repetitive questions) on the Investor Relations page of our website as soon as practicable after the Annual Meeting. We will make a replay of the Annual Meeting available on the Investor Relations page of our website after the Annual Meeting.

How do I vote?

You may vote by proxy or at the Annual Meeting. If you received a printed copy of the proxy materials by mail, you may vote your shares by proxy before the Annual Meeting using one of the following methods: (i) vote via the Internet

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	67

General Information

at the Internet site address listed on the proxy card or voting instruction form; (ii) vote by telephone; or (iii) complete, sign, date and return your proxy card or voting instruction form in the postage-paid envelope provided. If you received only a Notice of Internet Availability of Proxy Materials by mail or by email, you may vote your shares at the Internet site address listed on your Notice or by telephone. If you plan to vote during the Annual Meeting rather than in advance, you may do so by entering the 16-digit control number found on your proxy card, voting instruction form, Notice or legal proxy, as applicable, at the time you log into the meeting at www.virtualshareholdermeeting.com/LOW2025. Even if you plan to attend the Annual Meeting, you are encouraged to vote by proxy prior to the meeting. You can always change your vote as described in the following Q&A.

How can I revoke my proxy or change my vote?

You may revoke your proxy or change your vote as follows:

•	Shareholders of record. You may revoke your proxy or change your vote at any time prior to the taking of the vote at the Annual Meeting by (i) submitting a written notice of revocation to Juliette W. Pryor, Chief Legal Officer and Corporate Secretary, at Lowe’s Companies, Inc., 1000 Lowes Boulevard, Mooresville, North Carolina 28117; (ii) delivering a proxy bearing a later date using any of the voting methods described in the immediately preceding Q&A, including via the Internet or by telephone, and until the applicable deadline for each method specified in the accompanying proxy card or Notice of Internet Availability of Proxy Materials; or (iii) attending the Annual Meeting and voting by entering the 16-digit control number found on your proxy card, or Notice, as applicable, at the time you log into the meeting at www.virtualshareholdermeeting.com/LOW2025. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request or vote at the meeting. For all methods of voting, the last vote cast will supersede all previous votes.

•	Beneficial owners of shares held in “street name.” You may change or revoke your voting instructions by following the specific directions provided to you by the holder of record, or by attending the Annual Meeting and voting by entering the 16-digit control number found on your voting instruction form, Notice or legal proxy, as applicable, at the time you log into the meeting at www.virtualshareholdermeeting.com/LOW2025.

What happens if I vote by proxy and do not give specific voting instructions?

Shareholders of record. If you are a shareholder of record and you vote by proxy, via the Internet, by telephone or by signing, dating and returning a proxy card, without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the Annual Meeting.

Beneficial owners of shares held in “street name.” If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares is not permitted to vote on certain matters, including the election of directors, and may determine not to vote your shares at all. In order to ensure that your shares are voted on all matters presented at the Annual Meeting, we encourage you to provide voting instructions in advance of the meeting, regardless of whether you intend to attend the Annual Meeting.

If you do not provide voting instructions and the organization that holds your shares elects to vote your shares on some but not all matters, it will result in a “broker non-vote” for the matters on which the organization does not vote. Abstentions occur when you provide voting instructions but instruct the organization that holds your shares to abstain from voting on a particular matter.

What is the voting requirement to approve each of the proposals?

Proposal 1: Election of Directors. In uncontested elections, directors are elected by the affirmative vote of a majority of the outstanding shares of the Company’s voting securities voted at the meeting by those attending or by proxy, including those shares for which votes are cast as “withheld.” In the event that a director nominee fails to receive the required majority vote, the Board may decrease the number of directors, fill any vacancy or take other appropriate action. If the number of nominees exceeds the number of directors to be elected, directors will be elected by a plurality of the votes cast by the holders of voting securities entitled to vote in the election.

68	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

General Information

Proposal 2: Advisory Vote to Approve the Company’s Named Executive Officer Compensation in Fiscal 2024. Approval, on an advisory basis, of the Company’s named executive officer compensation in fiscal 2024 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting by those attending or by proxy (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal). The results of the advisory vote will not be binding on the Company, the Compensation Committee or the Board. The Compensation Committee and the Board will, however, review the voting result and take it into consideration when making future decisions regarding executive compensation.

Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm for Fiscal 2025. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2025 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting by those attending or by proxy (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal).

Other Items. Approval of any other matters requires the affirmative vote of a majority of the votes cast on the item at the Annual Meeting by those attending or by proxy (meaning the number of shares voted “for” the item must exceed the number of shares voted “against” such item).

What is the quorum for the Annual Meeting? How are withhold votes, abstentions and broker non-votes treated?

The presence, online at the scheduled time or by proxy, of the holders of a majority of the votes entitled to be cast by the holders of common stock is necessary for the transaction of business at the Annual Meeting. Your shares are counted as being present if you vote at the Annual Meeting or by submitting a properly executed proxy card or voting instruction form via the Internet, by telephone or by mail. Shares that have been voted to abstain or that are voted in a broker’s discretion are counted as present or represented for the purpose of determining a quorum for the Annual Meeting. With respect to Proposal 1, the election of directors, only “for” and “withhold” votes may be cast. “Withheld” votes are counted as votes cast and, because the election of directors requires the affirmative vote of a majority of the votes cast, have the effect of voting against the election of the applicable director nominee(s). Broker non-votes will not be counted as votes cast and, therefore, will not have any effect on the election of director nominees.

With respect to Proposals 2 and 3, the advisory vote to approve the Company’s named executive officer compensation in fiscal 2024 and ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2025, abstentions and broker non-votes will not be counted as votes cast and, therefore, will not count in determining the outcomes of these proposals.

Who pays for solicitation of proxies?

The Company is paying the cost of soliciting proxies and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their proxies. In addition to soliciting the proxies by mail and the Internet, certain of the Company’s directors, officers and employees, without compensation, may solicit proxies personally or by telephone, facsimile and e-mail. The Company has engaged Innisfree M&A Incorporated to assist in distributing proxy materials and soliciting proxies for the Annual Meeting for a fee of approximately $30,000.

Where can I find the voting results of the Annual Meeting?

The Company will publish final voting results in the Company’s Quarterly Report on Form 10-Q for the first quarter of fiscal 2025 or in a Current Report on Form 8-K filed with the SEC within four business days of the Annual Meeting.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	69

Additional Information

Additional Information

DELIVERY OF PROXY MATERIALS

As permitted by the Exchange Act, only one copy of this Proxy Statement and the 2024 Annual Report to Shareholders, or the Notice of Internet Availability of Proxy Materials, as applicable, is being delivered to shareholders residing at the same address, unless such shareholders have notified the Company of their desire to receive multiple copies of proxy statements, annual reports or notices.

The Company will promptly deliver, upon oral or written request, a separate copy of this Proxy Statement and the 2024 Annual Report to Shareholders, or the Notice of Internet Availability of Proxy Materials, as applicable, to any shareholder residing at a shared address to which only a single copy was mailed. Requests for additional copies of this Proxy Statement, the 2024 Annual Report to Shareholders, or the Notice of Internet Availability of Proxy Materials, and/or requests for multiple copies of future proxy statements, annual reports or notices should be directed to Lowe’s Companies, Inc., Investor Relations Department, 1000 Lowes Boulevard, Mooresville, North Carolina 28117, or 1-800-813-7613.

Shareholders residing at the same address and currently receiving multiple copies of proxy statements, annual reports or notices may contact Lowe’s Investor Relations Department at the address and phone number above to request that only a single copy be mailed in the future.

ELECTRONIC DELIVERY OF PROXY MATERIALS

Shareholders can elect to view future proxy materials and annual reports over the Internet instead of receiving paper copies in the mail. If you received a paper copy of this year’s proxy materials by mail, you may register for electronic delivery of future proxy materials by following the instructions provided on your proxy card or voting instruction form. If you received only a Notice of Internet Availability of Proxy Materials by mail, you may register for electronic delivery of future proxy materials by following the instructions provided when you vote online at the Internet site address listed on your Notice.

Choosing to receive your future proxy materials by e-mail will help the Company conserve natural resources and reduce the costs of printing and distributing its proxy materials. If you choose to receive future proxy materials by e-mail, you will receive an

e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

SHAREHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING

Rule 14a-8 Proposals. Proposals of shareholders intended to be included in the Company’s proxy materials for its 2026 Annual Meeting of Shareholders must be received by the Company on or before December 18, 2025. Such proposals must also comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to the attention of Juliette W. Pryor, Chief Legal Officer and Corporate Secretary, at Lowe’s Companies, Inc., 1000 Lowes Boulevard, Mooresville, North Carolina 28117. Submission of a Rule 14a-8 proposal does not guarantee that it will appear in the proxy materials.

Advance Notice & Proxy Access. In addition, (i) shareholder proposals and shareholder nominations for candidates for election as directors submitted for consideration at the 2026 Annual Meeting of Shareholders but not submitted for inclusion in the Company’s proxy materials for that meeting pursuant to Rule 14a-8 and (ii) director nominees submitted to the Company by qualifying shareholders pursuant to the Company’s proxy access bylaw to be included in the Company’s proxy materials for the 2026 Annual Meeting of Shareholders must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 120 days nor more than 150 days prior to the first anniversary of the date of the Annual Meeting. As a result, notice given by a shareholder pursuant to the provisions of the Company’s Bylaws, other than notice pursuant to Rule 14a-8, must provide the information set forth in the Bylaws (which includes information required under Rule 14a-19) and be received no earlier than December 31, 2025 and no later than January 30, 2026. However, if the date of the 2026 Annual Meeting of Shareholders is moved more than 30 days before or more than 60 days after May 30, 2026, then notice by the shareholder must be delivered, or mailed and received, not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement (as

70	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Additional Information

defined in the Company’s Bylaws) of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Shareholder proposals (including proxy access director nominations) must satisfy the applicable requirements and include the specified information concerning the proposal or nominee as described in the Company’s Bylaws.

ANNUAL REPORT

The 2024 Annual Report to Shareholders, which includes the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2025, accompanies this Proxy Statement. The 2024 Annual Report to

Shareholders is also posted at the following website addresses: ir.lowes.com and www.proxyvote.com. The 2024 Annual Report to Shareholders and the Annual Report on Form 10-K for the fiscal year ended January 31, 2025, which contains the Company’s consolidated financial statements and other information about the Company, are not incorporated by reference in this Proxy Statement and are not to be deemed a part of the proxy soliciting material. The Company will also provide, without charge, its Annual Report on Form 10-K for the fiscal year ended January 31, 2025 upon written request addressed to Lowe’s Companies, Inc., Investor Relations Department, 1000 Lowes Boulevard, Mooresville, North Carolina 28117.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	71

Appendix A

Appendix A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Management uses certain non-GAAP financial measures to provide additional insight for analysts and investors in evaluating the Company’s financial and operating performance. These non-GAAP financial measures should not be considered alternatives to, or more meaningful indicators of, the Company’s financial measures in accordance with GAAP. The Company’s methods of determining these non-GAAP financial measures may differ from the methods used by other companies and may not be comparable.

	Year Ended January 31, 2025

Adjusted Diluted Earnings Per Share	Pre-Tax Earnings	Tax(1)	Net Earnings

Diluted Earnings Per Share, As Reported			$12.23

Canadian retail business transaction (2)	(0.31)	0.07	(0.24)

Adjusted Diluted Earnings Per Share			$11.99

Adjusted Operating Income (in millions, except percentage data)	Year Ended January 31, 2025

Operating Income, As Reported	$10,466

Canadian retail business transaction (2)	(177)

Adjusted Operating Income	$10,289

Operating Margin, As Reported	12.51%

Adjusted Operating Margin	12.30%

(1)	Represents the corresponding tax benefit or expense specifically related to the item excluded from adjusted diluted earnings per share.

(2)

Represents pre-tax income of $177 million consisting of a realized gain on the contingent consideration and adjustments to the selling price associated with the fiscal 2022 sale of the Company’s Canadian retail business.

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	A-1

Appendix A

Return on Invested Capital (“ROIC”) is calculated using a non-GAAP financial measure. Management believes ROIC is a meaningful metric for analysts and investors as a measure of how effectively the Company is using capital to generate financial returns. Although ROIC is a common financial metric, numerous methods exist for calculating ROIC. Accordingly, the method used by our management may differ from the methods used by other companies. We encourage you to understand the methods used by another company to calculate ROIC before comparing its ROIC to ours.

We define ROIC as the rolling 12 months’ lease adjusted net operating profit after tax (“Lease adjusted NOPAT”) divided by the average of current year and prior year ending debt and shareholders’ deficit. Lease adjusted NOPAT is a non-GAAP financial measure, and net earnings is considered to be the most comparable GAAP financial measure. The calculation of ROIC, together with a reconciliation of net earnings to Lease adjusted NOPAT, is as follows:

Four Quarters Ended

ROIC (in millions, except percentage data)	January 31, 2025

Numerator

Net Earnings	$6,957

Plus:

Interest expense, net	1,314

Operating lease interest	173

Provision for income taxes	2,196

Lease adjusted net operating profit	10,640

Less:

Income tax adjustment (1)	2,552

Lease adjusted net operating profit after tax	$8,088

Denominator

Average debt and shareholders’ deficit (2)	$25,270

Net Earnings to Average Debt and Shareholders’ Deficit	27.5%

Return on Invested Capital	32.0%

(1)	Income tax adjustment is defined as lease adjusted net operating profit multiplied by the effective tax rate, which was 24.0% for the four quarters ended January 31, 2025.

(2)

Average debt and shareholders’ deficit is defined as average current year and prior year ending debt, including current maturities, short-term borrowings and operating lease liabilities, plus the average current year and prior year ending total shareholders’ deficit.

A-2	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

Appendix B

Appendix B

CATEGORICAL STANDARDS FOR DETERMINATION OF DIRECTOR INDEPENDENCE

It has been the long-standing policy of Lowe’s Companies, Inc. (the “Company”) to have a substantial majority of independent directors. No director shall qualify as independent under the New York Stock Exchange (“NYSE”) corporate governance rules unless the board of directors of the Company (the “Board of Directors”) affirmatively determines that the director has no material relationship with the Company (directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The NYSE’s corporate governance rules include several “bright line” tests for director independence. No director who has a direct or indirect relationship that is covered by one of those tests shall qualify as an independent director. However, a director who meets all of the bright line independence criteria shall not be automatically presumed to be independent; the Board of Directors must still make an affirmative determination that each director has no material relationship with the Company. In making its independence determination for each director, the Board of Directors shall broadly consider all relevant facts and circumstances. In particular, when assessing the materiality of a director’s relationship with the Company, the Board of Directors shall consider the issue not merely from the standpoint of the director, but also from the standpoint of persons or organizations with which the director has an affiliation. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others.

****

The Board of Directors has determined that the following relationships with the Company, either directly or indirectly, will not be considered material relationships for purposes of determining whether a director is independent:

•	Relationships in the ordinary course of business. Relationships involving (1) the purchase or sale of products or services or (2) lending, deposit, banking or other financial service relationships, either by or to the Company or its subsidiaries and involving a director, his or her immediate family members, or an organization of which the director or an immediate family member is a partner, shareholder, officer, employee or director if the following conditions are satisfied:

•	any payments made to, or payments received from, the Company or its subsidiaries in any single fiscal year within the last three fiscal years do not exceed the greater of (i) $1 million or (ii) 2% of such other organization’s consolidated gross revenues;

•	the products and services are provided in the ordinary course of business and on substantially the same terms and conditions, including price, as would be available either to similarly situated customers or current employees;

•	the relationship does not involve consulting, legal, or accounting services provided to the Company or its subsidiaries; and

•	any extension of credit was in the ordinary course of business and was made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other similarly situated borrowers.

•	Relationships with organizations to which a director is connected solely as a shareholder or partner. Any other relationship between the Company or one of its subsidiaries and a company (including a limited liability company) or partnership to which a director is connected solely as a shareholder, member or partner as long as the director is not a principal shareholder or principal partner of the organization. For purposes of this categorical standard, a person is a principal shareholder of a company if he or she directly or indirectly, or acting in concert with one or more persons, owns, controls, or has the power to vote more than 10% of any class of voting securities of the company. A person is a principal partner of a partnership if he or she directly or indirectly, or acting in concert with one or more persons, owns, controls, or has the power to vote a 25% or more general partnership interest, or more than a 10% overall partnership interest. Shares or partnership interests owned or controlled by a director’s immediate family member who shares the director’s home are considered to be held by the director.

•	Contributions to charitable organizations. Contributions made or pledged by the Company, its

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025	B-1

Appendix B

subsidiaries, or by any foundation sponsored by or associated with the Company or its subsidiaries to a charitable organization of which a director or his or her immediate family member is an executive officer, director, or trustee if the following conditions are satisfied:

•	within the preceding three fiscal years, the aggregate amount of such contributions during any single fiscal year of the charitable organization did not exceed the greater of $1 million or 2% of the charitable organization’s consolidated gross revenues for that fiscal year; and

•	the charitable organization is not a family foundation created by the director or an immediate family member.

For purposes of this categorical standard, contributions made to any charitable organization pursuant to a matching gift program maintained by the Company or by its subsidiaries or by any foundation sponsored by or associated with the Company or its subsidiaries shall not be included in calculating the materiality threshold set forth above.

•	Equity relationship. If the director, or his or her immediate family member, is an executive officer of another organization in which the Company owns an equity interest, and if the amount of the Company’s interest is less than 10% of the total voting interest in the other organization.

•	Stock ownership. The director is the beneficial owner (as that term is defined under Rule 13d of the Securities Exchange Act of 1934, as amended) of less than 10% of the Company’s outstanding capital stock.

•	Other family relationships. A director’s relative who is not an immediate family member of the director has a relationship with the Company.

•	Employment relationship. The director has not been an employee of the Company or any of its subsidiaries during the last five years.
•	Employment of immediate family members. No immediate family member of the director is a current employee or has been an executive officer during the last five years, of the Company or any of its subsidiaries.

•	Relationships with acquired or joint venture entities. In the last five years, the director has not been an executive officer, founder or principal owner of a business organization acquired by the Company, or of a firm or entity that was part of a joint venture or partnership including the Company.

•	Voting arrangements. The director is not a party to any contract or arrangement with any member of the Company’s management regarding the director’s nomination or election to the Board of Directors or requiring the director to vote with management on proposals brought before the Company’s shareholders.

Definitions of Terms Used in these Categorical Standards

•	“Immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home. It does not include individuals who are no longer immediate family members as the result of legal separation or divorce, or those who have died or become incapacitated.

•	“Executive officer” means the principal executive officer, president, principal financial officer, principal accounting officer, any vice-president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function or any other person who performs similar policy-making functions for an organization.

B-2	NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2025

LOWE'S COMPANIES, INC.
1000 Lowes Boulevard
Mooresville, North Carolina 28117
www.Lowes.com

Printed on Recycled Paper

Lowe's and the Gable Mansard Design are
trademarks or registered trademarks of LF, LLC

SCAN TO VIEW MATERIALS & VOTE w LOWE’S COMPANIES, INC. VOTE BY INTERNET 1000 LOWES BOULEVARD Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above MOORESVILLE, NC 28117 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on May 27, 2025 (for shares allocated to a Lowe’s 401(k) Plan account) or on May 29, 2025 (for all other shares). Use your 16-digit control number to access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/LOW2025 You may attend the meeting via the Internet and vote during the meeting. Use your 16-digit control number to access the website and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on May 27, 2025 (for shares allocated to a Lowe’s 401(k) Plan account) or on May 29, 2025 (for all other shares). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by Lowe’s Companies, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V69428-P27455 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY LOWE’S COMPANIES, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the Lowe’s Board of Directors recommends you vote “FOR number(s) of the nominee(s) on the line below. ALL” of the nominees listed in Proposal 1. 1. Election of Directors ! ! ! Nominees: 01) Raul Alvarez 07) Navdeep Gupta 02) Scott H. Baxter 08) Brian C. Rogers 03) Sandra B. Cochran 09) Bertram L. Scott 04) Laurie Z. Douglas 10) Lawrence Simkins 05) Richard W. Dreiling 11) Colleen Taylor 06) Marvin R. Ellison 12) Mary Beth West Lowe’s Board of Directors recommends you vote “FOR” Proposals 2 and 3. For Against Abstain 2. Advisory vote to approve the Company’s named executive officer compensation in fiscal 2024. ! ! ! 3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2025. ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Authorized Signature(s)—You must sign and date below for your instructions to be executed. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 30, 2025: The 2025 Notice of Annual Meeting of Shareholders & Proxy Statement and 2024 Annual Report are available at www.proxyvote.com. We will be conducting our 2025 Annual Meeting of Shareholders online via audio webcast at www.virtualshareholdermeeting.com/LOW2025. V69429-P27455 2025 Annual Meeting of Shareholders THIS PROXY IS SOLICITED ON BEHALF OF LOWE’S BOARD OF DIRECTORS. The undersigned hereby appoint(s) Juliette W. Pryor and Brandon J. Sink, each of them, as proxies, and each with the power to appoint his or her substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of Lowe’s Companies, Inc. that the undersigned is/are entitled to vote at the 2025 Annual Meeting of Shareholders to be held at 10:00 a.m., Eastern Time, on Friday, May 30, 2025 online via audio webcast at www.virtualshareholdermeeting.com/LOW2025, and any adjournment or postponement thereof. The proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof, exercising their discretion as set forth in the Notice of Annual Meeting & Proxy Statement. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted “FOR ALL” nominees named in Proposal 1 and “FOR” Proposals 2 and 3 and in the discretion of the proxies with respect to such other business as may properly come before the meeting or any adjournment or postponement thereof. This card also constitutes voting instructions to Principal Financial Group, the Trustee of the Lowe’s 401(k) Plan, to vote the shares of common stock of Lowe’s Companies, Inc., if any, allocated to the undersigned’s 401(k) Plan account pursuant to the instructions on the reverse side. Voting instructions with respect to such plan shares must be received by 11:59 p.m., Eastern Time, on May 27, 2025. Any allocated shares for which no instructions are timely received will be voted by the Trustee in the manner directed by the Lowe’s administrative committee. PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE, OR FOLLOW THE INSTRUCTIONS TO VOTE BY INTERNET OR PHONE. (Items to be voted appear on reverse side.)